As filed with the Securities and Exchange Commission on April 24, 2020

File No. 333-63972

File No. 811-10429

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 23

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 24

Modern Woodmen of America Variable Annuity Account

(Exact Name of Registrant)

Modern Woodmen of America

(Name of Depositor)

1701 1st Avenue

Rock Island, Illinois 61201

309-786-6481

(Address and Telephone Number of Principal Executive Office)

Lester L. Bohnert, Esquire

1701 1st Avenue

Rock Island, Illinois 61201

(Name and Address of Agent for Service of Process)

Copy to:

Thomas E. Bisset, Esquire

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, D.C. 20001-3980

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b) of Rule 485;

☒ on May 1, 2020 pursuant to paragraph (b) of Rule 485;

☐ 60 days after filing pursuant to paragraph (a) of Rule 485;

☐ on __________ pursuant to paragraph (a) of Rule 485.

Securities being offered: Flexible Premium Deferred Variable Annuity Certificates

Modern Woodmen of America Variable Annuity Account

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
VARIABLE ANNUITY CERTIFICATE

PROSPECTUS
May 1, 2020

Modern Woodmen of America, a fraternal benefit society, (the "Society") is offering the individual flexible premium deferred variable annuity certificate (the "Certificate") described in this Prospectus. The Certificate provides for Accumulated Value and annuity payments on a fixed and variable basis. The Society sells the Certificate to retirement plans, including those that qualify for special federal tax treatment under the Internal Revenue Code.

The Certificate Holder ("you" or "your") may allocate premiums and Accumulated Value to 1) the Declared Interest Option, an account that provides a specified rate of interest, and/or 2) Subaccounts of Modern Woodmen of America Variable Annuity Account (the "Account"), each of which invests in one of the following Investment Options:

American Century Investments

VP Capital Appreciation Fund

VP Mid Cap Value Fund

VP Ultra® Fund

American Funds Insurance Series

American Funds IS Capital Income Builder—Class 1

American Funds IS Capital World Bond Fund—Class 2

American Funds IS Global Growth and Income Fund—Class 1

American Funds IS Global Small Capitalization Fund—Class 1

American Funds IS Growth Fund—Class 2

American Funds IS Growth-Income Fund—Class 2

American Funds IS Managed Risk Growth Fund—Class P1

American Funds IS Managed Risk Growth-Income Fund—Class P1

American Funds IS New World Fund—Class 1

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.—Service Share Class

BNY Mellon Variable Investment Fund

VIF Appreciation Portfolio—Initial Share Class

VIF Growth & Income Portfolio—Initial Share Class

VIF Opportunistic Small Cap Portfolio—Initial Share Class

Calvert Variable Products, Inc.

Calvert VP NASDAQ-100 Index Portfolio

Calvert VP Russell 2000 Small Cap Index Portfolio

Calvert VP S&P MidCap 400 Index Portfolio

Federated Hermes Insurance Series Fund

Federated Hermes Government Money Fund II—Service Share Class

Federated Hermes Managed Volatility Fund II—Primary Shares

Federated Hermes Quality Bond Fund II—Primary Shares

Fidelity® Variable Insurance Products Funds

VIP Contrafund PortfolioSM—Initial Class

VIP Energy Portfolio—Service Class 2

VIP Freedom 2015 PortfolioSM—Initial Class

VIP Freedom 2020 PortfolioSM—Initial Class

VIP Freedom 2025 PortfolioSM—Initial Class

VIP Freedom 2030 PortfolioSM—Initial Class

VIP Freedom 2035 PortfolioSM—Initial Class

VIP Freedom 2040 PortfolioSM—Initial Class

VIP Freedom 2045 PortfolioSM—Initial Class

VIP Freedom 2050 PortfolioSM—Initial Class

VIP Growth Portfolio—Initial Class

VIP Growth & Income Portfolio—Initial Class

VIP High Income Portfolio—Service Class 2

VIP Index 500 Portfolio—Initial Class

VIP Mid Cap Portfolio—Service Class 2

VIP Overseas Portfolio—Initial Class

VIP Real Estate Portfolio—Initial Class

JPMorgan Insurance Trust

Mid Cap Value Portfolio—Class 1

Small Cap Core Portfolio—Class 1

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio

Health Sciences Portfolio

Mid-Cap Growth Portfolio

Moderate Allocation Portfolio

New America Growth Portfolio

T. Rowe Price International Series, Inc.

International Stock Portfolio

The accompanying prospectus for each Investment Option describes the investment objectives and attendant risks of each Investment Option. If you allocate premiums to the Subaccounts, the amount of the Certificate's Accumulated Value prior to the Retirement Date will vary to reflect the investment performance of the Investment Options you select.

Please note that the Certificates and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

You may find additional information about your Certificate and the Account in the Statement of Additional Information, dated the same as this Prospectus. To obtain a copy of this document, please contact us at the address or phone number shown below. The Statement of Additional Information ("SAI") has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus, and other information filed electronically with the SEC. The table of contents for the SAI is at the end of this prospectus.

Please read this Prospectus carefully and retain it for future reference. This Prospectus sets forth the information that a prospective investor should know before investing. A prospectus for each Investment Option must accompany this Prospectus and you should read it in conjunction with this Prospectus.

Beginning on January 1, 2022, as permitted by regulations adopted by the SEC, Modern Woodmen of America will discontinue mailing paper copies of shareholder reports for the Investment Options available under the Certificate unless the Certificate Holder specifically requests that paper copies continue to be delivered. Instead, the shareholder reports will be made available on a website. Modern Woodmen of America will notify Certificate Holders by mail each time a shareholder report is posted and will provide a website link to access the report. Instructions for requesting paper copies will also be included in the notice.

Certificate Holders may elect to receive all future shareholder reports in paper free of charge. To do so, Certificate Holders should contact the Variable Product Administrative Center at the address or phone number below to inform Modern Woodmen of America that paper copies of shareholder reports should continue to be delivered. Any election to receive shareholder reports in paper will apply to all Investment Options available under the Certificate.

The Securities and Exchange Commission has not approved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Issued By
Modern Woodmen of America
Variable Product Administrative Center:
PO Box 2005
Rock Island, Illinois 61201
1-800-447-9811

Page
Taxation of Qualified Plans	66
Possible Charge for the Society's Taxes	70
Other Tax Consequences	70
DISTRIBUTION OF THE CERTIFICATES	71
LEGAL PROCEEDINGS	72
VOTING RIGHTS	72
ADMINISTRATIVE SERVICES AGREEMENT	73
FINANCIAL STATEMENTS	73
CONDENSED FINANCIAL INFORMATION	Appendix A-1
CALCULATING VARIABLE ANNUITY PAYMENTS	Appendix B-1
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS	SAI-TOC

The Certificate may not be available in all jurisdictions.

This Prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made.

DEFINITIONS

Account: Modern Woodmen of America Variable Annuity Account.

Accumulated Value: The total amount invested under the Certificate, which is the sum of the values of the Certificate in each Subaccount of the Account plus the value of the Certificate in the Declared Interest Option.

Administrative Center: The Society's administrative office at 1701 1st Avenue, Rock Island, Illinois, 61201.

Annuitant: The person whose life determines the annuity benefits payable under the Certificate and whose death determines the death benefit.

Beneficiary: The person (or persons) to whom the Society pays the proceeds on the death of the Annuitant.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day. Each Business Day ends at the close of normal trading on the New York Stock Exchange (generally, 3:00 p.m. central time).

Certificate: The individual flexible premium deferred variable annuity certificate we offer and describe in this Prospectus, which term includes the basic certificate, the certificate application, any supplemental applications, any endorsements or additional benefit riders or agreements, and the Articles of Incorporation and By-Laws of the Society which are in force on the Issue Date.

Certificate Anniversary: The same date in each Certificate Year as the Issue Date.

Certificate Holder: The person who controls the Certificate and who is entitled to exercise all rights and privileges provided in the Certificate.

Certificate Year: A twelve-month period beginning on the Issue Date or on a Certificate Anniversary.

The Code: The Internal Revenue Code of 1986, as amended.

Declared Interest Option: An allocation option under the Certificate funded by the Society's General Account. It is not part of, nor dependent upon, the investment performance of the Account.

Due Proof of Death: Satisfactory documentation provided to the Society verifying proof of death. This documentation may include the following:

(a)  a certified copy of the death certificate;

(b)  a certified copy of a court decree reciting a finding of death;

(c)  the Beneficiary's statement of election;

(d)  a copy of the Beneficiary's Form W-9; or

(e)  any other proof satisfactory to the Society.

Fund: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Account invests.

General Account: The assets of the Society other than those allocated to the Account or any other separate account of the Society.

Good Order: This means the actual receipt by us of the instructions relating to a transaction in writing-or when appropriate by telephone-along with all forms, information and supporting legal documentation (including any required consents) we require in order to effect the transaction. To be in "good order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Investment Option: A Fund, or a separate investment portfolio of a Fund, in which a Subaccount invests.

Issue Date: The date following the day on which the Society receives a properly completed application and an initial premium at the Administrative Center. It is the date set forth on the data page of the Certificate which the Society uses to determine Certificate Years and Certificate Anniversaries.

Net Accumulated Value: The Accumulated Value less any applicable Surrender Charge.

Non-Qualified Certificate: A Certificate that is not a Qualified Certificate.

Qualified Certificate: A Certificate the Society issues in connection with plans that qualify for special federal income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408 or 408A of the Code.

Retirement Date: The date when the Society applies the Accumulated Value under a settlement option, if the Annuitant is still living.

SEC: The U.S. Securities and Exchange Commission.

The Society ("we", "us" or "our"): Modern Woodmen of America, a fraternal benefit society.

Subaccount: A subdivision of the Account which invests its assets exclusively in a corresponding Investment Option.

Valuation Period: The period of time over which we determine the change in value of the Subaccounts. Each Valuation Period begins at the close of normal trading of the New York Stock Exchange (generally, 3:00 p.m. central time) on one Business Day and ends at the close of normal trading of the New York Stock Exchange on the next succeeding Business Day.

Written Notice: A written request or notice signed by the Certificate Holder on a form satisfactory to the Society which we receive in good order at our Administrative Center.

FEE TABLES

The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Certificate. The first table describes the fees and expenses that are payable at the time you buy the Certificate, surrender the Certificate or transfer Accumulated Value among the Subaccounts and the Declared Interest Option.

Certificate Holder Transaction Expenses	Guaranteed Maximum Charge	Current Charge
Surrender Charge (as a percentage of amount withdrawn or surrendered)(1)	8%	8%
Transfer Processing Fee(2)	$25	$25

(1)  The surrender charge is only assessed during the first eight Certificate Years. The surrender charge declines 1% annually to 0% in the ninth Certificate Year. You may annually withdraw a maximum of 10% of the Accumulated Value calculated as of the most recent prior Certificate Anniversary without incurring a surrender charge. This amount is not cumulative from Certificate Year to Certificate Year. We may waive this charge under certain circumstances. (See "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.")

(2)  We do not assess transfer processing fees for the first twelve (12) transfers in a Certificate Year, but we may impose a charge of $25 for the thirteenth (13th) and each subsequent transfer during a Certificate Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own your Certificate, not including Fund fees and expenses.

Periodic Charges	Guaranteed Maximum Charge	Current Charge
Annual Administrative Charge(3)	$45	$30
Separate Account Annual Expenses (as a percentage of average variable accumulated value)
Mortality and Expense Risk Charge	1.40%	1.40%
Total Separate Account Annual Expenses	1.40%	1.40%

(3)  We currently deduct an annual administrative charge of $30 on the Issue Date and on each Certificate Anniversary prior to the Retirement Date and may waive the charge if your initial premium payment, or whenever your Accumulated Value on the most recent Certificate Anniversary, is $50,000 or greater.

The next table shows the minimum and maximum fees and expenses charged by any of the Investment Options for the fiscal year ended December 31, 2019. More detail concerning each Investment Option's fees and expenses is contained in the prospectus for each Investment Option.

Annual Investment Option Operating Expenses (expenses
that are deducted from Investment Option assets)(4)

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.21%
Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement(5)(6)	0.10%	1.21%

(4)  Some Investment Options may impose a redemption fee of up to 2% of the amount withdrawn to deter frequent trading activity.

(5)  The "Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement" line in the above table shows the range of minimum and maximum fees and expenses based on the expenses of all Investment Options after taking into account contractual fee waiver or expense reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Certificate Holders and will continue past the current year.

(6)  For certain Investment Options, certain expenses were reimbursed or fees waived during 2019. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee waiver arrangements, total annual Investment Option operating expenses would have been:

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.21%

Examples

The examples are intended to help you compare the cost of investing in the Certificate with the cost of investing in other variable annuity products. These costs include Certificate Holder transaction expenses, the annual administrative charge, mortality and expense risk fees, and Investment Option fees and expenses. Because no deduction is currently made under the Certificates for premium taxes, the examples do not reflect a deduction for premium taxes.

Each example assumes that you invest $10,000 in the Certificate for the time periods indicated and that your investment has a 5% return each year. Each example reflects all applicable fee waiver and expense reimbursement arrangements for the Investment Options, but only for the duration the arrangements remain in effect (i.e., one year). The expense figures for the three, five and ten year periods in each example do not take into account the effect of any fee waiver and expense reimbursement arrangement for the Investment Options.

Example 1

The first example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Annual Investment Option Operating Expenses tables. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Certificate or elect settlement option 1 at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$933	$1,366	$1,806	$3,163

2.  If you annuitize at the end of the applicable time period and elect fixed settlement option 2 or 4 with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$841	$1,270	$1,706	$3,163

3.  If you do not surrender your Certificate or you annuitize at the end of the applicable time period and elect fixed settlement option 3 or 5, or a variable settlement option:

1 Year	3 Years	5 Years	10 Years
$290	$887	$1,507	$3,163

Example 2

The second example immediately below assumes the minimum fees and expenses of any of the Investment Options as set forth in the Annual Investment Option Operating Expenses tables.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Certificate or elect settlement option 1 at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$830	$1,048	$1,263	$2,032

2.  If you annuitize at the end of the applicable time period and elect fixed settlement option 2 or 4 with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$737	$949	$1,158	$2,032

3.  If you do not surrender your Certificate or you annuitize at the end of the applicable time period and elect fixed settlement option 3 or 5, or a variable settlement option:

1 Year	3 Years	5 Years	10 Years
$180	$553	$947	$2,032

(1)  Selection of an annuity payment period with a duration of greater than one year would result in lower one-, three- and five-year expense figures. In calculating the surrender charge that would apply in the case of annuitization under fixed payment option 2 or 4, the Society will add the number of years for which payments will be made under the annuity payment option selected to the number of Certificate Years since the Issue Date to determine the Certificate Year in which the surrender is deemed to occur for purposes of determining the surrender charge percentage that would apply upon annuitization. For more information on the calculation of the surrender charge on the Retirement Date, see "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Surrender Charge at the Retirement Date." For more information on the calculation of the surrender charge associated with a partial withdrawal or surrender, see "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)".

Condensed Financial Information

Please refer to APPENDIX A for accumulation unit information for each Subaccount.

SUMMARY OF THE CERTIFICATE

Issuance of a Certificate. The Certificate is an individual flexible premium deferred variable annuity certificate with a maximum issue age of 85 for Annuitants (see "DESCRIPTION OF ANNUITY CERTIFICATE—Issuance of a Certificate"). See "DISTRIBUTION OF THE CERTIFICATES" for information on compensation of persons selling the Certificates. The Certificates are:

●  "flexible premium" because you do not have to pay premiums according to a fixed schedule; and

●  "variable" because, to the extent Accumulated Value is attributable to the Account, Accumulated Value will increase and decrease based on the investment performance of the Investment Options corresponding to the Subaccounts to which you allocate your premiums.

Free-Look Period. You have the right to return the Certificate within 30 days after you receive it (see "DESCRIPTION OF ANNUITY CERTIFICATE—Free-Look Period"). If you return the Certificate, it will become void and you will receive the greater of:

●  premiums paid, or

●  the Accumulated Value on the date the Society receives the returned Certificate at our Administrative Center, plus administrative charges and any other charges deducted under the Certificate.

For Certificates issued in California with an issue age of 60 or above, you will receive your Accumulated Value upon your exercise of your right to return the Certificate which may be less than the premiums you paid. However, if you allocated all or a portion of your initial premium payment to the Money Market Subaccount or the Declared Interest Option, upon exercise of your right to return the Certificate, you will receive at least the amount of premium allocated to the Money Market Subaccount or the Declared Interest Option, respectively.

For Certificates issued in Idaho, you will receive any premiums paid for the Certificate upon exercise of your right to return the Certificate.

Premiums. The minimum initial premium amount the Society accepts is $1,000. (We may waive the minimum initial premium amount for certain Qualified Certificates or premium collection methods.) You may make subsequent premium payments (minimum $50 each) at any time. (See "DESCRIPTION OF ANNUITY CERTIFICATE—Premiums.")

Allocation of Premiums. You can allocate premiums to one or more Subaccounts, the Declared Interest Option, or both (see "DESCRIPTION OF ANNUITY CERTIFICATE—Allocation of Premiums").

●  The Society will allocate the initial premium and any additional premiums to the Subaccounts and the Declared Interest Option as instructed by the Certificate Holder.

Transfers. You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date (see "DESCRIPTION OF ANNUITY CERTIFICATE—Transfer Privilege").

●  The minimum amount of each transfer is $100 or the entire amount in the Subaccount or Declared Interest Option, if less.

●  Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option. If the Accumulated Value in the Declared Interest Option after the transfer is less than $1,000, you may transfer the entire amount.

●  The Society does not assess transfer processing fees for the first twelve transfers during a Certificate Year.

●  The Society may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Certificate Year.

Partial Withdrawal. You may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date (see "DESCRIPTION OF ANNUITY CERTIFICATE—Partial Withdrawals and Surrenders—Partial Withdrawals"). Certain partial withdrawals may be subject to a surrender charge (see "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Charge for Partial Withdrawal or Surrender"). A partial withdrawal may have tax consequences and may be restricted under certain Qualified Certificates. (See "FEDERAL TAX MATTERS.")

Surrender. You may surrender your Certificate upon Written Notice on or before the Retirement Date (see "DESCRIPTION OF ANNUITY CERTIFICATE—Partial Withdrawals and Surrenders—Surrender"). A surrender may have tax consequences and may be restricted under certain Qualified Certificates. (See "FEDERAL TAX MATTERS.")

Death Benefit. We will pay a death benefit once we receive due proof of the Annuitant's death before the Retirement Date. If the Annuitant's age on the Issue Date was less than 76, the death benefit equals the greatest of:

(1)  the sum of premiums paid, less the sum of all partial withdrawal reductions;

(2)  the Accumulated Value; or

(3)  the Performance Enhanced Death Benefit (PEDB) amount.

If the Annuitant's age on the Issue Date was 76 or older, the death benefit equals the greater of (1) and (2) above.

See "DESCRIPTION OF ANNUITY CERTIFICATE—Death Benefit Before the Retirement Date—Death of an Annuitant" for descriptions of the Performance Enhanced Death Benefit and partial withdrawal reductions.

CHARGES AND DEDUCTIONS

Your Certificate will be assessed the following charges and deductions:

Surrender Charge (Contingent Deferred Sales Charge). We apply a charge if you make a partial withdrawal from or surrender your Certificate during the first eight Certificate Years (see "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Charge for Partial Withdrawal or Surrender").

Certificate Year in Which Withdrawal Occurs	Charge as a Percentage of Amount Withdrawn
1	8%
2	7
3	6
4	5
5	4
6	3
7	2
8	1
9 and after	0

In each Certificate Year, you may annually withdraw a maximum of 10% of the Accumulated Value as of the most recent prior Certificate Anniversary without incurring a surrender charge. (See "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.")

We reserve the right to waive the surrender charge as provided in the Certificate. (See "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Waiver of Surrender Charge.")

Annual Administrative Charge. We deduct an annual administrative charge of $30 on the Issue Date and on each Certificate Anniversary prior to the Retirement Date (see "CHARGES AND DEDUCTIONS—Annual Administrative Charge"). We currently waive this charge:

●  on the Issue Date if your initial premium payment is $50,000 or greater, or

●  if the Accumulated Value is $50,000 or greater on each subsequent Certificate Anniversary.

We may terminate this waiver at any time. We guarantee that the annual administrative charge will not exceed $45.

Transfer Processing Fee. We may assess a $25 fee for the 13th and each subsequent transfer in a Certificate Year. This charge is guaranteed not to exceed $25 per transfer.

Mortality and Expense Risk Charge. We apply a daily mortality and expense risk charge, calculated at an annual rate of 1.40% (approximately 1.01% for mortality risk and 0.39% for expense risk) (see "CHARGES AND DEDUCTIONS—Mortality and Expense Risk Charge").

Investment Option Expenses. The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option.

Risk of an Increase in Current Fees and Expenses. Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Certificate in force.

ANNUITY PROVISIONS

On your Retirement Date, you may choose to have the Net Accumulated Value distributed to you as follows:

●  under a settlement option, or

●  in a lump sum (see "SETTLEMENT OPTIONS").

FEDERAL TAX MATTERS

The Certificate's earnings are generally not taxed until you take a distribution. If you are under age 59 1/2 when you take a distribution, the earnings may also be subject to a penalty tax. Different tax consequences apply to distributions from Qualified Certificates. (See "FEDERAL TAX MATTERS.")

THE SOCIETY, ACCOUNT AND INVESTMENT OPTIONS

Modern Woodmen of America

The Society was incorporated on May 5, 1884 as a fraternal benefit society in the State of Illinois and is principally engaged in the offering of life insurance and annuity certificates to its members. We are admitted to conduct variable annuity business in 45 states: Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky,

Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming. The Society's principle business address is 1701 1st Avenue, Rock Island, Illinois 61201.

It is the Society's objective and purpose to improve the quality of life for its members by bringing together persons of exemplary habits and good moral character into its Chapters and provide for the social, intellectual, moral, financial and physical improvement of its members; to promote fraternal relationships and foster acts of charity and benevolence by and among its members; to provide opportunities for service to others and positive community impact through local volunteer projects; to promote patriotism and responsible citizenship; to encourage and support quality family life through education, fraternal activities, and financial security; and to provide death, disability, annuity, and other benefits, rights, and privileges to its members and their beneficiaries.

Modern Woodmen of America Variable Annuity Account

On March 30, 2001, we established the Account pursuant to the laws of the State of Illinois. The Account:

●  will receive and invest premiums paid to it under the Certificate;

●  will receive and invest premiums for other variable annuity certificates we issue;

●  is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Account, us or the Funds.

We own the Account's assets. However, we cannot charge the Account with liabilities arising out of any other business we may conduct. (The Account's assets are available to cover the general liabilities of the Society only to the extent that the Account's assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our General Account. For example, we may transfer assets attributable to our investment in the Account or fees and charges that have been earned.) All assets held in the General Account are subject to the Society's general liabilities from business operations. All obligations arising under the Certificates are general corporate obligations of the Society.

The income, gains and losses (realized and unrealized) from the assets of the Account are, in accordance with the Certificates, credited to or charged against the Account without regard to our other income, gains, or losses.

Investment Options

There are currently 47 Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option. Each of the Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objective(s) and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option.

The investment objective(s) and policies of certain Investment Options are similar to the investment objective(s) and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios.

There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

We have summarized below the investment objective(s) and policies of each Investment Option. There is no assurance that any Investment Option will achieve its stated objective(s). You should also read the prospectus for each Investment Option, which must accompany or precede this Prospectus, for more detailed information, including a description of risks and expenses. You may obtain a free copy of the prospectus for each Investment Option by contacting us at our Administrative Center at 866-628-6776.

Note: If you received a summary prospectus for an Investment Option listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

American Century Investments. American Century Investment Management, Inc. is the investment advisor to the Funds.

Portfolio	Investment Objective(s) and Principal Investments
VP Capital Appreciation Fund	● This fund seeks capital growth.
● The portfolio managers look for stocks of medium-sized companies they believe will increase in value over time, using an investment strategy developed by the fund's investment advisor. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that durable franchises in a growing industry can sustain above average earnings growth. Under normal market conditions, the fund's portfolio will primarily consist of securities of companies with attractive returns on invested capital that are demonstrating business improvement. Analytical indicators helping to identify signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company's business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.
● The fund will usually purchase common stocks of companies that are medium-sized at the time of purchase, but it will purchase securities of smaller- and larger-sized companies as well.
● Also, although the portfolio managers intend to invest the fund's assets primarily in U.S. securities, the fund may invest in securities of foreign companies when these securities meet the portfolio managers' standards of selection.
● The fund may write covered calls on a portion of the fund's holdings in common stock when the portfolio managers believe call premiums are attractive relative to the price of the underlying security.
VP Mid Cap Value Fund	● This fund seeks long-term capital growth. Income is a secondary objective.

Portfolio	Investment Objective(s) and Principal Investments
● Under normal market conditions, the portfolio managers will invest at least 80% of the fund's net assets in medium size companies. The portfolio managers consider medium size companies to include those whose market capitalization at the time of purchase is within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies. The portfolio managers intend to manage the fund so that its weighted capitalization falls within the capitalization range of the members of the Russell Midcap® Index. Though market capitalization may change from time to time, as of February 28, 2019, the capitalization range of the Russell 3000® Index, excluding the largest 100 companies, and the Russell Midcap® Index, were approximately $10.0 million to $58.2 billion and $449.5 million to $43.1 billion, respectively.
● In selecting stocks for the fund, the portfolio managers look for companies whose stock price may not reflect the company's value. The managers attempt to purchase the stocks of these undervalued companies and hold each stock until the price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company.
● The fund may invest a portion of its assets in foreign securities when these securities meet the portfolio managers' standards of selection.
● The portfolio managers may sell stocks from the fund's portfolio if they believe a stock no longer meets their valuation criteria, a stock's risk parameters outweigh its return opportunity, more attractive alternatives are identified or specific events alter a stock's prospects.
VP Ultra® Fund	● This fund seeks long-term capital growth.
● The portfolio managers look for stocks of companies they believe will increase in value over time. The portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Portfolio	Investment Objective(s) and Principal Investments
● The portfolio managers use a variety of analytical research tools and techniques to identify the stocks of larger-sized companies that meet their investment criteria. Under normal market conditions, the portfolio managers seek securities of companies whose earnings or revenues are not only growing, but growing at an accelerated pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Among other variables, the portfolio managers will consider the fund's growth and momentum profile relative to the benchmark. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company's business. In addition to accelerating growth and other signs of business improvement, the fund also considers companies demonstrating price strength relative to their peers. This means that the portfolio managers favor companies whose securities are the strongest performers compared to the overall market. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.
● Although the portfolio managers intend to invest the fund's assets primarily in U.S. securities, the fund may invest in securities of foreign companies when these securities meet the portfolio managers' standards of selection.
● The fund may write covered calls on a portion of the fund's holdings in common stock when the portfolio managers believe call premiums are attractive relative to the price of the underlying security.

American Funds Insurance Series (IS). Capital Research and Management Company serves as the investment adviser to these Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
American Funds IS Capital Income Builder—Class 1	● The fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The fund's secondary objective is to provide growth of capital.

Portfolio	Investment Objective(s) and Principal Investments
● The fund normally will invest at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks and other equity securities). The fund invests primarily in a broad range of income-producing securities, including common stocks and bonds. In seeking to provide a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500 Index. The fund may also invest significantly in common stocks, bonds and other securities of issuers domiciled outside the United States.
● The investment adviser uses a system of multiple portfolio managers in managing the fund's assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will he invested.
● The fund relies on the professional judgment of its investment adviser to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.
American Funds IS Capital World Bond Fund—Class 2 (formerly, American Funds IS Global Bond Fund)	● The fund's investment objective is to provide you, over the long term, with a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund's investments.

Portfolio	Investment Objective(s) and Principal Investments
● Under normal market circumstances, the fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The fund invests primarily in debt securities, including asset-backed and mortgage-backed securities and securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. The fund may invest substantially in securities of issuers domiciled outside the United States, including issuers domiciled in developing countries. Normally, the fund invests substantially in investment-grade bonds (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations, designated by the fund's investment adviser or unrated but determined to be of equivalent quality by the fund's investment adviser). The fund may also invest up to 25% of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund's investment adviser or unrated but determined to be of equivalent quality by the fund's investment adviser). Such securities are sometimes referred to as "junk bonds." The total return of the fund will be the result of interest income, changes in the market value of the fund's investments and changes in the values of other currencies relative to the U.S. dollar.
● The fund may invest in certain derivative instruments, such as forward currency contracts, futures contracts and swaps. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index. The fund may invest in a derivative only if, in the opinion of the investment adviser, the expected risks and rewards of the proposed investment are consistent with the investment objective and strategies of the fund as disclosed in this prospectus and in the fund's statement of additional information.
● The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, the fund intends to limit its investments in the securities of any single issuer.
● The investment adviser uses a system of multiple portfolio managers in managing the fund's assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers.

Portfolio	Investment Objective(s) and Principal Investments
● The fund relies on the professional judgment of its investment adviser to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.
American Funds IS Global Growth and Income Fund—Class 1	● The fund's investment objective is to provide long-term growth of capital while providing current income.
● The fund invests primarily in common stocks of well-established companies around the world, which the investment adviser believes have the potential for growth and/or to pay dividends. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund's investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States).
● The fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the fund tends to invest in stocks that the investment adviser believes to be relatively resilient to market declines.
● The investment adviser uses a system of multiple portfolio managers in managing the fund's assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.
● The fund relies on the professional judgment of its investment adviser to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Portfolio	Investment Objective(s) and Principal Investments
American Funds IS Global Small Capitalization Fund—Class 1	● The fund's investment objective is to provide long-term growth of capital.
● Normally, the fund invests at least 80% of its net assets in growth-oriented common stocks and other equity type securities of companies with small market capitalizations, measured at the time of purchase. However, the fund's holdings of small capitalization stocks may fall below the 80% threshold due to subsequent market action. The investment adviser currently defines "small market capitalization" companies as companies with market capitalizations of $6.0 billion or less. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund's investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States).
● The investment adviser uses a system of multiple portfolio managers in managing the fund's assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.
● The fund relies on the professional judgment of its investment adviser to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Portfolio	Investment Objective(s) and Principal Investments
American Funds IS Growth Fund—Class 2	● The fund's investment objective is to provide growth of capital.
● The fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States.
● The investment adviser uses a system of multiple portfolio managers in managing the fund's assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.
● The fund relies on the professional judgment of its investment adviser to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.
American Funds IS Growth-Income Fund—Class 2	● The fund's investment objectives are to achieve long-term growth of capital and income.
● The fund invests primarily in common stocks or other securities that the investment adviser believes demonstrate the potential for appreciation and/or dividends. The fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States. The fund is designed for investors seeking both capital appreciation and income.
● The investment adviser uses a system of multiple portfolio managers in managing the fund's assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

Portfolio	Investment Objective(s) and Principal Investments
● The fund relies on the professional judgment of its investment adviser to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.
American Funds IS Managed Risk Growth Fund—Class P1(1)	● The fund's investment objective is to provide growth of capital while seeking to manage volatility and provide downside protection.
● The fund pursues its investment objective by investing in Class 1 shares of the American Funds Insurance Series—Growth Fund (the "Growth Fund") and the American Funds Insurance Series—Bond Fund (the "Bond Fund"), while seeking to manage portfolio volatility and risk of loss primarily through the use of exchange-traded futures contracts.
● The fund normally seeks to invest 80% of its assets in the Growth Fund, the investment objective of which is to provide growth of capital. The Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Growth Fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States. The fund invests the remainder of its assets in the Bond Fund and in cash and/or U.S. Treasury futures. The Bond Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital. Normally, the Bond Fund invests at least 80% of its assets in bonds and other debt securities. The Bond Fund invests at least 65% of its assets in investment-grade debt securities (rated Baa3 or better or BBB+ or better by Nationally Recognized Statistical Rating Organizations designated by the fund's investment adviser or unrated but determined to be of equivalent quality by the adviser).

(1)  The Investment Option includes a volatility management strategy as part of the Investment Option's investment objective and/or principal investment strategy. See "Volatility Management Strategies" contained herein.

Portfolio	Investment Objective(s) and Principal Investments
● The fund's investment in the Bond Fund seeks to provide a level of diversification across multiple asset classes. Because different asset classes often react differently to changes in market conditions, such diversification seeks to manage the fund's risk to market changes, including stock market declines. Additionally, the fund employs a risk-management overlay referred to in this prospectus as the managed risk strategy. The managed risk strategy consists of using hedge instruments—primarily short positions in exchange-traded futures contracts—to attempt to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. The fund employs a subadviser to select individual futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying fund's equity exposure. These instruments are selected based on the subadviser's analysis of the relation of various equity indexes to the underlying fund's portfolio. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser may also seek to hedge the fund's currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.
● A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash linked to the value of the index at the close of the last trading day of the contract. A futures contract is considered a derivative because it derives its value from the price of the underlying index. A short position in an index futures contract gains in value when the underlying index declines and loses value when the underlying index rises.
● The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level of the fund. In situations of extreme market volatility, the subadviser will tend to use exchange-traded equity index futures more heavily, as the exchange-traded futures could significantly reduce the fund's net economic exposure to equity securities. Even in periods of low volatility in the equity markets, however, the subadviser will continue to use the hedging techniques (although, presumably, to a lesser degree) to seek to preserve gains after favorable market conditions and reduce losses in adverse market conditions.

Portfolio	Investment Objective(s) and Principal Investments
● The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying funds, the fund owns a diversified mix of securities.
American Funds IS Managed Risk Growth-Income Fund—Class P1(1)	● The fund's investment objectives are to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.
● The fund pursues its investment objective by investing in Class 1 shares of the American Funds Insurance Series—Growth-Income Fund (the "Growth-Income Fund") and the American Funds Insurance Series—Bond Fund (the "Bond Fund"), while seeking to manage portfolio volatility and risk of loss primarily through the use of exchange-traded options and futures contracts.
● The fund normally seeks to invest 80% of its assets in the Growth-Income Fund, which seeks to achieve long-term growth of capital and income. The Growth-Income Fund invests primarily in common stocks or other securities that the investment adviser believes demonstrate the potential for appreciation and/or dividends. The Growth-Income Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States. The fund invests the remainder of its assets in the Bond Fund and in cash and/or U.S. Treasury futures. The Bond Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital. Normally, the Bond Fund invests at least 80% of its assets in bonds and other debt securities. The Bond Fund invests at least 65% of its assets in investment-grade debt securities (rated Baa3 or better or BBB+ or better by Nationally Recognized Statistical Rating Organizations designated by the fund's investment adviser or unrated but determined to be of equivalent quality by the adviser).

(1)  The Investment Option includes a volatility management strategy as part of the Investment Option's investment objective and/or principal investment strategy. See "Volatility Management Strategies" contained herein.

Portfolio	Investment Objective(s) and Principal Investments
● The fund's investment in the Bond Fund seeks to provide a level of diversification across multiple asset classes. Because different asset classes often react differently to changes in market conditions, such diversification seeks to manage the fund's risk to market changes, including stock market declines. Additionally, the fund employs a risk-management overlay referred to in this prospectus as the managed risk strategy. The managed risk strategy consists of using hedge instruments—primarily long positions in exchange-traded put options contracts and/or short positions in exchange-traded futures contracts—to attempt to stabilize the volatility of the fund around a target volatility level and, during periods of significant market declines, to seek to reduce the downside exposure of the fund. The fund employs a subadviser to select individual put options and futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying fund's equity exposure. These instruments are selected based on the subadviser's analysis of the relation of various equity indexes to the underlying fund's portfolio. In addition, the subadviser will monitor liquidity levels of relevant options and futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser may also seek to hedge the fund's currency risk related to its exposure to equity index options and futures denominated in currencies other than the U.S. dollar.
● A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash linked to the value of the index at the close of the last trading day of the contract. Though similar, an option on an index gives one party the contractual right (but not the obligation) to take or make delivery of an amount of cash linked to the value of the underlying index. Because such instruments derive their respective values from the price of an underlying index, both options and futures contracts are considered derivatives. A long position in an equity index put option and a short position in an equity index futures contract are both expected to gain in value when the underlying index declines and lose value when the underlying index rises.

Portfolio	Investment Objective(s) and Principal Investments
● The subadviser regularly adjusts the level of exchange-traded options and futures contracts held by the fund to seek to manage the fund's overall net risk level. In situations of extreme market volatility, the subadviser will tend to use exchange-traded equity index options and/or futures more heavily, as such investments could significantly reduce the fund's net economic exposure to equity securities. Even in periods of low volatility in the equity markets, however, the subadviser will continue to employ exchange-traded equity index put options to seek to preserve gains after favorable market conditions and reduce losses in adverse market conditions. During such periods of low equity market volatility, the subadviser may also continue to use exchange-traded equity index futures contracts for hedging purposes, though it need not necessarily do so. In certain market conditions, the fund may also purchase exchange-traded equity index call options, write or sell exchange-traded equity index put and call options and/or take net long positions in exchange-traded equity index futures contracts.
● The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying funds, the fund owns a diversified mix of securities.
American Funds IS New World Fund—Class 1	● The fund's investment objective is long-term capital appreciation.
● The fund invests primarily in common stocks of companies with significant exposure to countries with developing economies and/or markets and that the investment adviser believes have potential of providing capital appreciation. The securities markets of these countries may be referred to as emerging markets. The fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund's investment adviser or unrated but determined to be of equivalent quality by the fund's investment adviser), with exposure to these countries. Bonds rated Ba1 or BB+ or below are sometimes referred to as "junk bonds."
● Under normal market conditions, the fund invests at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

Portfolio	Investment Objective(s) and Principal Investments
● In determining whether a country is qualified, the fund's investment adviser considers such factors as the country's per capita gross domestic product, the percentage of the country's economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains. The fund's investment adviser maintains a list of qualified countries and securities in which the fund may invest.
● The fund may invest in equity securities of any company, regardless of where it is based, if the fund's investment adviser determines that a significant portion of the company's assets or revenues (generally 20% or more) is attributable to developing countries. In addition, the fund may invest up to 25% of its assets in nonconvertible debt securities of issuers, including issuers of lower rated bonds and government bonds, that are primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The fund may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.
● The investment adviser uses a system of multiple portfolio managers in managing the fund's assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.
● The fund relies on the professional judgment of its investment adviser to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

BNY Mellon. The BNY Mellon Investment Advisor, Inc. serves as the investment adviser to each of the BNY Mellon Variable Investment Funds and BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (formerly, The Dreyfus Socially Responsible Growth Fund, Inc.). Fayez Sarofim & Co. serves as the sub-investment adviser to the BNY Mellon Variable Investment Fund: Appreciation Portfolio and Newton Investment Management Limited serves as the sub-investment adviser to the BNY Mellon Sustainable U.S. Equity Portfolio, Inc.

Portfolio	Investment Objective(s) and Principal Investments
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.—Service Share Class (formerly, The Dreyfus Socially Responsible Growth Fund, Inc.)	● The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies that demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable environmental, social and governance (ESG) issues. The fund's sub adviser, Newton Investment Management Limited (Newton), an affiliate of BNY Mellon Investment Adviser, Inc., considers a company to engage in "sustainable business practices," if the company engages in such practices in an economic sense (i.e., the durability of the company's strategy, operations and finances), and takes appropriate measures to manage any material consequences or impact of its policies and operations in relation to ESG matters (e.g., the company's environmental footprint, labor standards, board structure, etc.). Newton also may invest in companies where it believes it can promote sustainable business practices through ongoing company engagement and active proxy voting, such as by encouraging the company's management to improve the company's environmental footprint or voting the shares it holds of a company to improve the company's governance structure. The fund invests principally in common stocks. The fund may invest in the stocks of companies with any market capitalization, but focuses on companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its net assets in the stocks of foreign companies, including up to 10% of its net assets in the securities of issuers in emerging market countries, that demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable ESG issues. Newton seeks attractively-priced companies (determined using both quantitative and qualitative fundamental analysis) with good products, strong management and strategic direction that have adopted, or are making progress towards, a sustainable business approach. These are companies that Newton believes should benefit from favorable long-term trends. Newton uses an investment process that combines investment themes with fundamental research and analysis to select stocks for the fund's portfolio.

Portfolio	Investment Objective(s) and Principal Investments
● Part of Newton's investment philosophy is the belief that no company, market or economy can be considered in isolation; each must be understood within a broader context. Therefore, Newton's global industry analysts and responsible investment team begin their process by considering the context provided by a series of macroeconomic investment themes, which are designed to define the broader social, financial and political environment as a framework for understanding events, trends and competitive pressures worldwide.
● Newton next conducts rigorous fundamental analysis of the competitive position and valuation of potential investments, systematically integrating the consideration of ESG issues through its proprietary ESG quality review, which is designed to ensure that Newton appropriately accounts for any material ESG issues of the company in determining the potential investment's valuation.
● In addition to investing in companies that Newton believes are "sustainable" after applying the fundamental analysis and ESG quality review rating, Newton may invest in companies where it believes it can promote sustainable business practices through ongoing company engagement and active proxy voting consistent with Newton's investment and engagement priorities. Newton monitors the fund's entire portfolio for emerging ESG controversies and issues and periodically reviews each company's ESG quality rating. This integrated investment process is intended to ensure that ESG issues are taken into account and that the fund invests in companies with attractive fundamental investment attributes that adopt, or are making progress towards sustainable business practices. Newton will not invest the fund's assets in companies that Newton deems to have material ESG issues (which could involve a company's environmental footprint, labor standards or board structure) that Newton believes are unresolvable (i.e., that cannot be corrected through ongoing company engagement and active proxy voting).

Portfolio	Investment Objective(s) and Principal Investments
BNY Mellon Variable Investment Fund: Appreciation Portfolio—Initial Share Class	● The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The fund focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. This potential is assessed based on an analysis of historical performance and the portfolio managers' assessment of the companies' financial statements, industry, business model and management. These companies frequently pay dividends that provide the fund with income. Multinational companies may be subject to certain of the risks involved in investing in foreign securities. In choosing stocks, the fund's portfolio managers first identify economic sectors they believe will expand over the next three to five years or longer. Using fundamental analysis, the fund's portfolio managers then seek companies within these sectors that have proven track records and dominant positions in their industries. The fund also may invest in companies which the portfolio managers consider undervalued in terms of earnings, assets or growth prospects. The fund typically sells a stock when the fund's portfolio managers believe there is a significant adverse change in the company's business fundamentals that may lead to a sustained impairment in earnings power. In addition to direct investments, the fund may invest in securities of foreign companies in the form of U.S. dollar-denominated American Depositary Receipts (ADRs). The fund employs a "buy-and-hold" investment strategy, which generally has resulted in an annual portfolio turnover rate below 15%. A low portfolio turnover rate helps reduce the fund's trading costs.

Portfolio	Investment Objective(s) and Principal Investments
BNY Mellon Variable Investment Fund: Growth and Income Portfolio—Initial Share Class	● The fund seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk. To pursue its goal, the fund normally invests primarily in stocks of domestic and foreign issuers. The fund's portfolio managers seek to create a portfolio for the fund that includes a blend of growth and dividend paying stocks, as well as other investments that provide income. The portfolio managers choose stocks through a disciplined investment process that combines computer modeling techniques, bottom-up fundamental analysis and risk management. The fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the S&P 500® Index. In selecting securities, the portfolio managers seek companies that possess some or all of the following characteristics: growth of earnings potential; operating margin improvement; revenue growth prospects; business improvement; good business fundamentals; dividend yield consistent with the fund's strategy pertaining to income; value, or how a stock is priced relative to its perceived intrinsic worth; and healthy financial profile, which measures the financial wellbeing of the company. The fund may use listed equity options to seek to enhance returns and/or mitigate risk. The fund will engage in "covered" option transactions where the fund has in its possession, for the duration of the strategy, the underlying physical asset or cash to satisfy any obligation the fund may have with respect to the option strategy. The fund will limit investments in options to 20% (based on the notional value of the options) of the fund's net assets and will limit the value of all total premiums paid or received to 5% of the fund's total assets. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions, in accordance with applicable regulations.

Portfolio	Investment Objective(s) and Principal Investments
BNY Mellon Variable Investment Fund: Opportunistic Small Cap Portfolio—Initial Share Class	● The fund seeks capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of small cap companies. The fund currently considers small cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000® Index, the fund's benchmark index. As of February 28, 2019, the market capitalization of the largest company in the index was approximately $8.6 billion, and the weighted average and median market capitalizations of the index were approximately $2.4 billion and $818 million, respectively. Stocks are selected for the fund's portfolio based primarily on bottom-up fundamental analysis. The fund's portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of a company's business prospects, estimation of the company's value and the identification of events that could cause the estimated value of the company to change. In general, the fund seeks exposure to securities and sectors that the fund's portfolio managers perceive to be attractive from a valuation and fundamental standpoint.

Calvert Variable Products, Inc. Calvert Research and Management serves as the investment adviser to the Portfolios. Ameritas Investment Partners, Inc. serves as the investment sub-adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Calvert VP NASDAQ-100 Index Portfolio	● This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the NASDAQ-100® Index. The Portfolio will typically invest at least 80% of its net assets (plus any borrowings for investment purposes) in investments with economic characteristics similar to the stocks represented in the NASDAQ-100® Index.
Calvert VP Russell 2000 Small Cap Index Portfolio	● This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index. The Portfolio will typically invest at least 80% of its net assets (plus any borrowings for investment purposes) in investments with economic characteristics similar to small cap stocks as represented in the Russell 2000® Index.
Calvert VP S&P MidCap 400 Index Portfolio	● This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index. The Portfolio will typically invest at least 80% of its net assets (plus any borrowings for investment purposes) in investments with economic characteristics similar to midcap stocks as represented in the S&P MidCap 400® Index.

Federated Hermes Insurance Series Fund. Federated Global Investment Management Corp. ("Fed Global"), Federated Investment Management Company (FIMCO) and Federated Equity Management Company of Pennsylvania (FEMCOPA) are the investment advisers to Federated Hermes Managed Volatility Fund II. Federated Investment Management Company is the investment adviser for Federated Hermes Government Money Fund II and Federated Hermes Quality Bond Fund II.

Portfolio	Investment Objective(s) and Principal Investments
Federated Hermes Government Money Fund II(1)—Service Share Class	● The Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund's investment objective is to provide current income consistent with stability of principal and liquidity. The Fund invests in a portfolio of U.S. Treasury and government securities maturing in 397 days or less, as well as repurchase agreements collateralized fully by U.S. Treasury and government securities. The Fund may also hold cash.
Federated Hermes Managed Volatility Fund II—Primary Shares	● The Fund's investment objective is to achieve high current income and moderate capital appreciation. The Fund pursues its investment objectives by investing in equity and fixed-income securities that have high income potential. The Fund's portfolio will normally be invested in stocks, bonds, futures contracts, as well as certain other permitted investments.
Federated Hermes Quality Bond Fund II—Primary Shares	● The Fund's investment objective is to provide current income. The Fund invests in a diversified portfolio of investment-grade, fixed-income securities consisting primarily of corporate debt securities, U.S. government and privately issued mortgage-backed securities, and U.S. Treasury and agency securities.

(1)  You could lose money by investing in the Federated Hermes Government Money Fund II. Although the Federated Hermes Government Money Fund II seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Federated Hermes Government Money Fund II is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Federated Hermes Government Money Fund II's sponsor has no legal obligation to provide financial support to the Federated Hermes Government Money Fund II, and you should not expect that the sponsor will provide financial support to the Federated Hermes Government Money Fund II at any time. The yield of the Fund may become very low during periods of low interest rates. After deduction of Separate Account Annual Expenses, the yield of the Subaccount that invests in the Fund could be negative. If the yield of the Subaccount becomes negative, Accumulated Value invested in the Subaccount may decline.

Fidelity® Variable Insurance Products Funds. Fidelity® Management & Research Company LLC (FMR) (the Adviser) serves as the Fund manager for the Portfolios. Geode Capital Management, LLC (Geode) serves as sub-adviser for Fidelity® VIP Index 500 Portfolio. FMR Investment Management (UK) Limited (FMR UK), and other investment advisers serve as sub-advisers for Fidelity® VIP Overseas Portfolio. Other investment advisers serve as sub-advisers for Fidelity® VIP Contrafund PortfolioSM, Fidelity® VIP Energy Portfolio, Fidelity® VIP Growth Portfolio, Fidelity® VIP Growth & Income Portfolio, Fidelity® VIP High Income Portfolio, Fidelity® VIP Mid Cap Portfolio and Fidelity® VIP Real Estate Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity® VIP Contrafund PortfolioSM—Initial Class	● This Portfolio seeks long-term capital appreciation. The Portfolio normally invests primarily in common stocks.
● The Adviser invests the fund's assets in securities of companies whose value it believes is not fully recognized by the public.
● The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.
● The Adviser may invest in either "growth" stocks or "value" stocks, or a combination of both types.
Fidelity® VIP Energy Portfolio—Service Class 2	● This Portfolio seeks capital appreciation. The Portfolio normally invests primarily in common stocks. It normally invests at least 80% of assets in securities of companies principally engaged in the energy field including the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale and solar power. The Portfolio invests in domestic and foreign issuers.
Fidelity® VIP Freedom 2015 PortfolioSM—Initial Class
Fidelity® VIP Freedom 2020 PortfolioSM—Initial Class
Fidelity® VIP Freedom 2025 PortfolioSM—Initial Class
Fidelity® VIP Freedom 2030 PortfolioSM—Initial Class
Fidelity® VIP Freedom 2035 PortfolioSM—Initial Class
Fidelity® VIP Freedom 2040 PortfolioSM—Initial Class
Fidelity® VIP Freedom 2045 PortfolioSM—Initial Class
Fidelity® VIP Freedom 2050 PortfolioSM—Initial Class	● These Portfolios seek high total return with a secondary objective of principal preservation as each Portfolio approaches its target date and beyond. The Portfolios invest in a combination of underlying Fidelity® domestic equity funds, international equity funds, bond funds and short-term funds (underlying Fidelity® funds).
● These Portfolios allocate assets according to a neutral asset allocation strategy that adjusts over time until it reaches an allocation similar to that of the VIP Freedom Income PortfolioSM, approximately 10 to 19 years after the target retirement year. The Adviser may modify the fund's neutral asset allocations from time to time when in the interests of shareholders.
● These Portfolios buy and sell futures contracts (both long and short positions) in an effort to manage cash flows efficiently, remain fully invested, or facilitate asset allocation.
Fidelity® VIP Growth Portfolio—Initial Class	● This Portfolio seeks to achieve capital appreciation. The Portfolio normally invests primarily in common stocks. The Portfolio invests in securities of domestic and foreign companies Fidelity® Management and Research Company (FMR) believes have above-average growth potential (stocks of these companies are often called "growth" stocks).

Portfolio	Investment Objective(s) and Principal Investments
Fidelity® VIP Growth & Income Portfolio—Initial Class	● This Portfolio seeks high total return through a combination of current income and capital appreciation. The Portfolio normally invests the majority of its assets in common stocks, with a focus on those that pay current dividends and show potential for capital appreciation. The Portfolio may potentially invest in bonds, including lower-quality debt securities (those of less than investment grade quality, also referred to as high yield debt securities or junk bonds), as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation. This Portfolio invests in domestic and foreign issuers of stock, and invests in either "growth" stocks or "value" stocks or both.
Fidelity® VIP High Income Portfolio—Service Class 2	● This Portfolio seeks a high level of current income, while also considering growth of capital. The Portfolio normally invests primarily in domestic and foreign income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds). This Portfolio invests in companies in troubled or uncertain financial condition, and potentially invests in non-income producing securities, including defaulted securities and common stocks.
Fidelity VIP Index 500 Portfolio—Initial Class	● This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index. To achieve this objective, the Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500® Index. The Portfolio also lends securities to earn income for the fund.
Fidelity® VIP Mid Cap Portfolio—Service Class 2	● This Portfolio seeks long-term growth of capital. The Portfolio normally invests primarily in common stocks, and normally invests at least 80% of assets in securities of domestic and foreign companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the S&P MidCap 400® Index). The investment Adviser invests primarily in either "growth" stocks or "value" stocks or both. This Portfolio potentially invests in companies with smaller or larger market capitalizations.
Fidelity® VIP Overseas Portfolio—Initial Class	● This Portfolio seeks long-term growth of capital. Normally, at least 80% of the Portfolio's total assets will be invested in common stocks of non-U.S. securities, allocating investments across different countries and regions.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity® VIP Real Estate Portfolio—Initial Class	● This Portfolio seeks above average income and long-term capital growth consistent with reasonable investment risk. The Portfolio normally invests at least 80% of assets in securities of domestic and foreign companies principally engaged in the real estate industry and other real estate related investments. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500® Index. This Portfolio normally invests primarily in common stocks.

JP Morgan Insurance Trust. J.P. Morgan Investment Management, Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
JPMorgan Insurance Trust Mid Cap Value Portfolio—Class 1	● This Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing in equity securities. The Portfolio normally invests primarily in equity securities of mid-cap companies with market capitalizations between $1 billion and $20 billion at the time of purchase.
JPMorgan Insurance Trust Small Cap Core Portfolio—Class 1	● This Portfolio seeks capital growth over the long term. The Portfolio normally invests primarily in equity securities of small-cap companies with market capitalizations equal to those within the universe of the Russell 2000® Index at the time of purchase.

T. Rowe Price Equity Series, Inc. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Equity Income Portfolio	● This Portfolio seeks to provide a high level of dividend income and long-term capital growth through investments in large-capitalization stocks of companies with a strong track record of paying dividends or that are undervalued. A value approach to investing carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.
Health Sciences Portfolio	● This Portfolio seeks long-term growth of capital by investing primarily in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. Due to the fund's concentration in health sciences companies, its share price will be more volatile than that of more diversified funds.

Portfolio	Investment Objective(s) and Principal Investments
Mid-Cap Growth Portfolio	● This Portfolio seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks with the potential for above-average earnings growth. The investment adviser defines mid-cap companies as those whose market capitalization falls within the range of companies in either the Standard & Poor's Mid-Cap 400 Index or the Russell Mid Cap Growth Index. The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of larger companies.
Moderate Allocation Portfolio	● This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks and 40% bonds, money market securities, and cash reserves. Since the majority of the Portfolio is invested in stocks, the primary risk is declining share prices; the bond portion will be subject to interest rate and credit risk.
New America Growth Portfolio	● This Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors the investment adviser believes will be the fastest growing or have the greatest growth potential in the U.S. Fast-growing companies can be found across an array of industries in today's "new America". The Portfolio may be subject to above-average risk since growth companies pay few dividends and are typically more volatile than slower-growing companies with high dividends.

T. Rowe Price International Series, Inc. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio. T. Rowe Price International Ltd is the investment sub-adviser.

Portfolio	Investment Objective(s) and Principal Investments
International Stock Portfolio	● This Portfolio seeks to provide long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies. This Portfolio is subject to market risk and the unique risks of international investing, including currency fluctuation.

The Funds currently sell shares: (a) to the Account as well as to separate accounts of insurance companies that are not affiliated with the Society; and (b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts. We currently do not foresee any disadvantages to Certificate Holders arising from the sale of shares to support variable annuity contracts and variable life insurance policies, or from shares being sold to separate accounts of insurance companies that are not affiliated with the Society. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Certificate Holders, we will take appropriate action on our own, which may include withdrawing the Account's investment in that Fund. (See the Fund prospectuses for more detail.)

We select the Investment Options offered through this Certificate based on several criteria, including asset class coverage, the strength of the investment adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Option's investment adviser or an affiliate will make payments to us or our affiliates. We review the Investment Options periodically and may remove an Investment Option or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from Certificate Holders.

We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Accumulated Value of your Certificate resulting from the performance of the Investment Option you have chosen.

We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.00% to 0.25% of the annual average assets we hold in the Investment Options. In addition, MWA Financial Services, Inc., the principal underwriter of the Certificates, receives 12b-1 fees deducted from certain portfolio assets attributable to the Certificate for providing distribution and shareholder support services to some Investment Options. The 12b-1 fees are deducted from the assets of the Investment Option and decrease the Investment Option's investment return. The Society and its affiliates may profit from these payments.

Each Fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

Volatility Management Strategies

Investment Options that utilize a volatility management strategy are designed to reduce the overall volatility of the Investment Option and provide you with risk-adjusted returns over time. During rising markets, the volatility management strategy, however, could result in your Accumulated Value rising less than would have been the case had you been invested in an Investment Option that does not utilize a volatility management strategy. Conversely, investing in an Investment Option that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the Investment Option's equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your Accumulated Value may decline less than would have been the case had you not been invested in an Investment Option that features a volatility management strategy.

Please further note that Investment Options may utilize volatility management techniques that differ from each other. Please see the Investment Options' prospectuses for more information about the Investment Options' objective and strategies.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase. We reserve the right to eliminate the shares of any Investment Option and to substitute any shares of another Investment Option. We also may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your interest in a

Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional Subaccounts of the Account, each of which would invest in a new Investment Option, or in shares of another investment company with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new Subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new Subaccounts available to existing Certificate Holders on a basis we determine. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, investment conditions or regulatory requirements warrant.

In the event of any such substitution, deletion or change, we may make appropriate changes in this and other Certificates to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current Subaccounts that are being substituted for or deleted, you may surrender the portion of the Accumulated Value funded by such Subaccount without paying the associated surrender charge. You may also transfer the portion of the Accumulated Value affected without paying a transfer charge.

If we deem it to be in the best interest of persons having voting rights with regard to the Subaccounts under the Certificates, we may:

●  operate the Account as a management investment company under the 1940 Act;

●  deregister the Account under that Act in the event such registration is no longer required; or

●  combine the Account with our other separate accounts.

In addition, we may, when permitted by law, restrict or eliminate these voting rights under the Certificate.

DESCRIPTION OF ANNUITY CERTIFICATE

Issuance of a Certificate

You must complete an application in order to purchase a Certificate, which can be obtained through a licensed representative of the Society, who is also a registered representative of MWA Financial Services, Inc. ("MWAFS"). Your Issue Date will be the date following the day the properly completed application and the initial premium are received at our Administrative Center if we receive your properly completed Certificate application and premium payment at our Administrative Center before 3:00 p.m. central time. If received on or after 3:00 p.m. central time on a Business Day, we deem receipt to occur on the following Business Day. See "DESCRIPTION OF ANNUITY CERTIFICATE—Allocation of Premiums" for our procedures upon receipt of an incomplete application. The Society sells Qualified Certificates for retirement plans that qualify for special federal tax treatment under the Code, and also sells Non-Qualified Certificates. IRAs and other retirement plans that qualify for special federal tax treatment already have the tax-deferral feature found in the Certificate; therefore, you should consider whether the features and benefits unique to the Certificate are appropriate for your needs prior to purchasing a Qualified Certificate. We apply a maximum issue age of 85 for Annuitants.

The Annuitant is the owner and person having control of the Certificate, unless another owner is named. During the Annuitant's lifetime, the person having control of the Certificate may exercise all of the rights and receive all of the benefits provided by the Certificate without the consent of any other person.

If the issue age is 15 or less, the applicant for the Certificate, or the applicant's duly appointed successor, shall have control of the Certificate but may not assign it. During the period after the

Annuitant attains age 16 and before the Annuitant attains age 21, control of the Certificate will pass to the Annuitant: (a) upon the death of such applicant; or (b) upon receipt of a written request by such applicant in a form satisfactory to the Society. When the Annuitant attains age 21, control of the Certificate shall automatically pass to the Annuitant.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Administrative Center on a timely basis.

Premiums

The minimum initial premium amount the Society will accept is $1,000. We may waive the minimum initial premium amount for certain Qualified Certificates or premium collection methods. You may make minimum subsequent premium payments of $50 or more at any time during the Annuitant's lifetime and before the Retirement Date.

You may elect to receive premium reminder notices based on annual, semi-annual or quarterly payments. You may change the amount of the premium and frequency of the notice at any time. Also, under the automatic payment plan, you can elect a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. You should forward all premium payments to our Administrative Center.

If mandated under applicable law, the Society may be required to reject a premium payment. The Society may also be required to provide additional information about you and your Certificate to government regulators.

Free-Look Period

We provide for an initial "free-look" period during which time you have the right to return the Certificate within 30 days after you receive it. If you return the Certificate, it will become void and you will receive the greater of:

●  premiums paid, or

●  the Accumulated Value on the date we receive the returned Certificate at our Administrative Center, plus administrative charges and any other charges deducted under the Certificate.

For Certificates issued in California with an issue age of 60 or above, you will receive your Accumulated Value upon your exercise of your right to return the Certificate which may be less than the premiums you paid. However, if you allocated all or a portion of your initial premium payment to the Money Market Subaccount or the Declared Interest Option, upon exercise of your right to return the Certificate, you will receive at least the amount of premium allocated to the Money Market Subaccount or the Declared Interest Option, respectively.

For Certificates issued in Idaho, you will receive any premiums paid for the Certificate upon exercise of your right to return the Certificate.

Allocation of Premiums

No later than the next Business Day following receipt at our Administrative Center of your properly completed Certificate application and initial premium payment, we will allocate the initial premium to the Subaccounts and the Declared Interest Option in accordance with the Premium Allocation percentages shown in the application. We deem receipt to occur on a Business Day if we receive your properly completed Certificate application and premium payment at our Administrative Center before 3:00 p.m. central time. If received on or after 3:00 p.m. central time on a Business Day, we deem receipt to occur on the following Business Day. If your application is not properly completed, we reserve the right to retain your initial premium for up to five business days while we attempt to complete the application. At the end of this 5-day period, if the application is not complete, we will inform you of the reason for the delay and we will return the initial premium immediately, unless you specifically provide us your consent to retain the premium until the application is complete.

You may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option; however, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option. (You must invest a minimum of 1% in each Investment Option. The Society may, in its sole discretion, raise the minimum allocation requirement to 10% at any time. All percentages must be in whole numbers.)

●  We will allocate subsequent premiums in the same manner at the end of the Valuation Period when we receive them at our Administrative Center, unless the allocation percentages are changed. We must receive a premium payment at our Administrative Center by 3:00 p.m. central time on a Business Day for the premium to be allocated that Business Day and credited with Subaccount unit values determined as of that time. Premiums received at or after 3:00 p.m. central time on a Business Day will be allocated on the following Business Day and credited with Subaccount unit values determined as of the close of that Business Day (3:00 p.m. central time).

●  You may change your allocation instructions at any time by sending Written Notice to our Administrative Center. If you change your allocation percentages, we will allocate subsequent premium payments in accordance with the allocation instructions in effect. Changing your allocation instructions will not alter the allocation of your existing Accumulated Values among the Subaccounts or the Declared Interest Option.

●  You may, however, direct individual payments to a specific Subaccount, the Declared Interest Option, or any combination thereof, without changing the existing allocation instructions.

Because the Accumulated Values in each Subaccount will vary with that Subaccount's investment performance, you bear the entire investment risk for amounts allocated to the Subaccount. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.

Variable Accumulated Value

The variable accumulated value of your Certificate will reflect the investment performance of your selected Subaccounts, any premiums paid, surrenders or partial withdrawals, transfers and charges assessed. The Society does not guarantee a minimum variable accumulated value, and, because your Certificate's variable accumulated value on any future date depends upon a number of variables, it cannot be predetermined.

Calculation of Variable Accumulated Value. Your Certificate's variable accumulated value is determined at the end of each Valuation Period and is the aggregate of the values in each of the Subaccounts under your Certificate. These values are determined by multiplying each Subaccount's unit value by the number of units allocated to that Subaccount.

Determination of Number of Units. The amounts allocated to your selected Subaccounts are converted into Subaccount units. The number of units credited to each Subaccount in your Certificate is calculated at the end of the Valuation Period by dividing the dollar amount allocated by the unit value for that Subaccount. At the end of the Valuation Period, we will increase the number of units in each Subaccount by:

●  any premiums paid, and

●  any amounts transferred from another Subaccount or the Declared Interest Option.

We will decrease the number of units in each Subaccount by:

●  any amounts withdrawn,

●  applicable charges assessed, and

●  any amounts transferred to another Subaccount or the Declared Interest Option.

Determination of Unit Value. We have set the unit value for each Subaccount's first Valuation Period at $10. We calculate the unit value for a Subaccount for each subsequent Valuation Period by dividing (a) by (b) where:

(a)  is the net result of:

1.  the value of the net assets in the Subaccount at the end of the preceding Valuation Period; plus

2.  the investment income and capital gains, realized or unrealized, credited to the Subaccount during the current Valuation Period; minus

3.  the capital losses, realized or unrealized, charged against the Subaccount during the current Valuation Period; minus

4.  any amount charged for taxes or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount; minus

5.  the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

(b)  is the number of units outstanding at the end of the preceding Valuation Period.

Transfer Privilege

You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date. We will process all transfers based on the net asset value next determined after we receive your Written Notice at our Administrative Center.

●  The minimum amount of each transfer is $100 or the entire amount in that Subaccount or Declared Interest Option, if less.

●  Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option.

●  If a transfer would reduce the Accumulated Value in the Declared Interest Option below $1,000, you may transfer the entire amount in that option.

●  The Society does not assess the transfer processing fees for the first twelve transfers during a Certificate Year.

●  The Society may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Certificate Year.

We process transfers at the unit values next determined after we receive your request in good order at our Administrative Center. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time on a Business Day, we will process the transfer at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time on a Business Day, we will process the transfer at the unit values calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the end of the transmission.

●  We allow an unlimited number of transfers among or between the available Subaccounts or the Declared Interest Option, subject to our limitations on frequent transfer activity. (See "THE DECLARED INTEREST OPTION—Transfers from Declared Interest Option" and "Description of Annuity Certificate—Transfer Privilege—Additional Limitations on Transfers").

All transfer requests received in a Valuation Period will be considered to be one transfer, regardless of the number of Subaccounts or Declared Interest Option affected. We will deduct the transfer processing fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash.

You may also transfer monies via telephone request if you selected this option on your initial application or have provided us with proper authorization. Call 1-866-628-6776 to make a telephone transfer. We reserve the right to suspend telephone transfer privileges at any time.

We will employ reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should send a Written Notice to our Administrative Center.

Additional Limitations on Transfers. When you make a request to transfer Accumulated Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, a Certificate Holder who makes frequent transfers among the Subaccounts available under this Certificate causes frequent purchases and redemptions of shares of the Investment Options.

Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option's portfolio securities and the reflection of that change in the Investment Option's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option's portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by a Certificate Holder between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Certificate Holders and other persons who may have material rights under the Certificate (e.g., Beneficiaries). We endeavor to protect long-term Certificate Holders by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Certificate, and have no arrangements in place to permit any Certificate Holder to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Certificate.

We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Certificate Holders. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Certificates that we believe are related (e.g., two Certificates with the same Certificate Holder or owned by spouses or by different partnerships or corporations that are under common control). We do not apply our policies and procedures to discourage use of the dollar cost averaging, asset rebalancing or interest sweep programs.

If transfer activity violates our established parameters, we may apply restrictions that we reasonably believe will prevent any disadvantage to other Certificate Holders and persons with material rights under a Certificate. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Certificate Holders who violate these parameters. If we impose any restrictions on your transfer activity we will notify you in writing. The restrictions that we may impose would be to discontinue your telephone transfer privileges and to require you to make all transfer requests in writing through the U.S. Postal Service. Notwithstanding this, because our policies and procedures are discretionary and may differ among variable insurance contracts and separate accounts it is possible that some Certificate Holders may engage in frequent transfer activity while others may bear the harm associated with such activity.

Please note that the limits and restrictions described here are subject to the Society's ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Certificate Holders (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Certificate, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Certificate Holders or intermediaries acting on behalf of Certificate Holders. Moreover, because our procedures to detect frequent transfer activity may not detect such activity before it occurs, some frequent transfer activity may occur before we are able to restrict the activity. Our ability to discourage and restrict frequent transfer activity may also be limited by the provisions of the Certificate.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Certificate Holders, other persons with material rights under the Certificate, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Certificate Holders engaging in frequent transfer activity among the Subaccounts under the Certificate. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option's policies and procedures require it to restrict or refuse transactions by the Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. Such policies and procedures may provide for imposition of a redemption fee and upon request from the Fund require us to provide transaction information to the Fund and to restrict or prohibit transfers and other transactions that involve the purchase of shares of an Investment Option(s).

The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Certificate Holders should be aware that we may not have the contractual obligation or the operational capacity to monitor Certificate Holders' transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Certificate Holders and other persons who have material rights under the Certificate should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Certificate Holders and other persons with material rights under the Certificate also should be aware that the purchase and redemption orders received by the Investment Options generally are "omnibus" orders from intermediaries such as retirement plans or insurance company separate accounts funding variable annuity contracts or variable insurance policies ("variable contracts"). The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options' ability to detect and to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies' policies and procedures fails to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including the Society, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Certificate Holders engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Society's ability to satisfy its contractual obligations to Certificate Holders.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Certificate Holders.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future and provide information about your transaction activity to the Funds.

Partial Withdrawals and Surrenders

Partial Withdrawals. You may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date.

●  The minimum amount which you may partially withdraw is $500.

●  If your partial withdrawal reduces your Accumulated Value to less than $2,000, it may be treated as a full surrender of the Certificate.

We will process your partial withdrawal based on the net asset value next determined after we receive Written Notice at our Administrative Center. This means that if we receive your Written Notice for partial withdrawal prior to 3:00 p.m. central time on a Business Day, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice for partial withdrawal at or after 3:00 p.m. central time on a Business Day, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time on the following Business Day. You may annually withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge. Any applicable surrender charge will be deducted from your Accumulated Value. (See "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.")

You may specify the amount of the partial withdrawal to be made from selected Subaccounts or the Declared Interest Option. If you do not so specify, or if the amount in the designated Subaccount(s) or Declared Interest Option is insufficient to comply with your request, we may make the partial withdrawal from each Subaccount or the Declared Interest Option based on the proportion that these values bear to the total Accumulated Value on the date we receive your request at our Administrative Center.

Should your partial withdrawal result in a full surrender of your Certificate, we will contact you or your registered representative, prior to processing, to explain the consequences of the withdrawal and confirm your Written Notice.

Surrender. You may surrender your Certificate upon Written Notice on or before the Retirement Date. We will determine your Net Accumulated Value based on the net asset value next determined after we receive your Written Notice and your Certificate at our Administrative Center. This means that if we receive your Written Notice to surrender the Certificate prior to 3:00 p.m. central time on a Business Day, we will calculate the Net Accumulated Value for your Certificate as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender the Certificate at or after 3:00 p.m. central time on a Business Day, we will calculate the Net Accumulated Value of your Certificate as of 3:00 p.m. central time on the following Business Day.

You may choose to have the Net Accumulated Value distributed to you as follows:

●  under a settlement option; or

●  in a lump sum.

If you do not choose a payment option, we will distribute the Net Accumulated Value to you in a lump sum payment.

Facsimile Requests. You may request a partial withdrawal from or surrender of your Certificate via facsimile.

●  Facsimile requests must be directed to 1-309-558-3151 at our Administrative Center. We are not liable for the timely processing of any misrouted facsimile request.

●  A request must identify your name and Certificate number. We may require your address or social security number be provided for verification purposes.

●  We will compare your signature to your original Certificate application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization to be provided. You should be able to obtain a signature guarantee from your bank, broker, credit union (if authorized under state law) or savings association. A notary public cannot provide a signature guarantee.

●  Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Administrative Center. We treat facsimile requests as having been received based upon the time noted at the end of the transmission.

●  A separate confirmation letter will be sent to you upon completion of the transaction.

●  We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage, or expense from complying with facsimile requests we reasonably believe to be authentic.

CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a Written Notice to our Administrative Center. We are not liable for any processing delays related to a failure of the telephone system.

●  We reserve the right to deny any transaction request made by facsimile.

We may terminate this privilege at any time.

Surrender and Partial Withdrawal Restrictions. Your right to make partial withdrawals and surrenders is subject to any restrictions imposed by applicable law or employee benefit plan. You may realize adverse federal income tax consequences, including a penalty tax, upon utilization of these features. See "FEDERAL TAX MATTERS—Taxation of Annuities" and "—Taxation of Qualified Plans."

Transfer and Withdrawal Options

You may elect the following options on your initial application or at a later date by completing the applicable request form and returning it to our Administrative Center. The options selected will remain in effect until we receive a written termination request from you at our Administrative Center.

Automatic Rebalancing. We offer an asset rebalancing program under which we will automatically transfer amounts to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Accumulated Value in the Subaccounts and the Declared Interest Option quarterly, semi-annually or annually, to match your Certificate's then-effective premium allocation instructions. The asset rebalancing program will transfer Accumulated Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.

●  Under the asset rebalancing program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

●  This feature is free and is not considered in the twelve free transfers permitted during a Certificate Year.

●  This feature cannot be utilized in combination with the dollar cost averaging program.

Transferring all assets to the Declared Interest Option (DIO) will terminate any Automatic Rebalancing instructions. Automatic Rebalancing can be subsequently requested when premiums are allocated to at least two investment options. Automatic Rebalancing cannot be set up if premiums are only allocated to one investment option.

Dollar Cost Averaging. You may elect to participate in a dollar cost averaging program. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

To participate in the dollar cost averaging program, you must place at least $1,000 in a single "source account" (either the Declared Interest Option or the Money Market Subaccount). Each month, we will automatically transfer equal amounts from the source account to your designated "target accounts."

●  The minimum amount of each transfer is $100.

●  Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

●  You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

●  We will terminate this option when monies in the source account are depleted, or upon receipt of a Written Notice at our Administrative Center.

●  Transfers due to this feature are counted towards the twelve free transfers permitted during a Certificate Year. All transfers made on the same date count as one transfer.

●  This feature is free and cannot be utilized in combination with the automatic rebalancing or systematic withdrawal programs.

Systematic Withdrawals. You may elect to receive automatic partial withdrawals.

●  You specify the amount of the partial withdrawals to be made from selected Subaccounts or the Declared Interest Option.

●  You specify the allocation of the withdrawals among the Subaccounts and Declared Interest Option, and the frequency (monthly, quarterly, semi-annually or annually).

●  The minimum amount which you may withdraw is $100.

●  The maximum amount which you may withdraw is that which would leave the remaining Accumulated Value equal to $2,000.

●  In each Certificate Year you may annually withdraw a maximum of 10% of Accumulated Value calculated as of the most recent prior Certificate Anniversary without incurring a surrender charge. See "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge."

●  Withdrawals in excess of 10% of Accumulated Value as of the most recent Certificate Anniversary are subject to a surrender charge.

●  Distributions will take place on the same date each month on the specified date, or on the next Business Day.

●  You may change the amount and frequency upon Written Notice to our Administrative Center.

●  This feature cannot be utilized in combination with the dollar cost averaging program.

●  There is no charge for electing the systematic withdrawal program.

Interest Sweep. You may elect to participate in an interest sweep program. The interest sweep program is designed to automatically transfer interest earnings from the Declared Interest Option to one or more Subaccounts on your Certificate Anniversary.

●  You must have at least $5,000 in the Declared Interest Option to establish the interest sweep program.

●  The maximum number of Subaccounts which you may select to receive interest earnings at any one time is ten. If you do not specify the allocation of interest earnings among the Subaccounts, we will transfer interest earnings to the designated Subaccounts in accordance with your then-effective premium allocation instructions.

●  We will terminate this option upon receipt of a written request at our Administrative Center.

●  This feature is free and is not considered in the twelve free transfers permitted during a Certificate Year.

●  We reserve the right to discontinue the interest sweep program if your balance in the Declared Interest Option is less than $5,000.

●  For Certificates issued in Oregon, South Carolina and Utah prior to February 29, 2012, the interest sweep program is not available. For Certificates issued in Washington prior to January 31, 2009, the Interest Sweep Program is also not available.

We may terminate the automatic rebalancing, dollar cost averaging, interest sweep and systematic withdrawal privileges at any time.

The Society does not provide investment advisory services in making automatic rebalancing, dollar cost averaging, interest sweep or systematic withdrawal privileges or any other service or feature available under the Certificate.

Death Benefit Before the Retirement Date

Death of Certificate Holder. If a Certificate Holder who is the Annuitant dies prior to the Retirement Date, we will pay the death benefit to the Beneficiary in one sum within five years of the deceased Certificate Holder's death. If a Certificate Holder who is not the Annuitant dies before the Retirement Date, then any surviving Certificate Holder will become the new Certificate Holder. If there is no surviving Certificate Holder, ownership of the Certificate passes to the deceased Certificate Holder's estate.

For a Non-Qualified Certificate, the surviving Certificate Holder or new Certificate Holder is afforded the following options:

1.  If the sole surviving Certificate Holder or the sole new Certificate Holder is the spouse (as defined under federal law) of the deceased Certificate Holder, he or she may elect, within 60 days after we receive due proof of death, to continue the Certificate as the new Certificate Holder. If such an election is made, the death benefit will not be paid at that time. The death benefit will become payable upon the death of the new Certificate Holder. Additionally, such election will not otherwise modify the terms of the original certificate or any provisions thereof, including, but not limited to death benefit calculations and rider availability, which are based on the issue age of the original Certificate Holder.

2.  If the surviving Certificate Holder or the new Certificate Holder is not the spouse of the deceased Certificate Holder:

(a)  he or she may elect to receive the Net Accumulated Value in a single sum within 5 years of the deceased Certificate Holder's death, or

(b)  he or she may elect to receive the Net Accumulated Value paid out under one of the annuity settlement options, with payments beginning within one year after the date of the deceased Certificate Holder's death and with payments being made over the lifetime of the Certificate Holder, or over a period that does not exceed the life expectancy of the Certificate Holder.

The surviving Certificate Holder or the new Certificate Holder must choose either payment option (a) or (b) above before the Society will pay the Net Accumulated Value.

Under either of these options, surviving Certificate Holders or new Certificate Holders may exercise all rights and privileges from the date of the deceased Certificate Holder's death until the date that the Net Accumulated Value is paid.

In the case of a non-natural Certificate Holder, the death of the Annuitant shall be treated as the death of the Certificate Holder.

Other rules apply to a Qualified Certificate. See "FEDERAL TAX MATTERS."

Death of an Annuitant. If the Annuitant dies before the Retirement Date, we will pay the death benefit under the Certificate to the Beneficiary. In the case of a single Beneficiary, the death benefit will be determined as of the date we receive Due Proof of Death. If the death benefit is payable to more than one Beneficiary, the amount of the death benefit will be determined for the first Beneficiary to submit instructions for the distribution of proceeds as of the date we receive Due Proof of Death. Proceeds payable to any other Beneficiary will remain unpaid until distribution instructions are received from the Beneficiary. Therefore, proceeds payable to Beneficiaries other than the first Beneficiary to submit instructions for the distribution of proceeds may be subject to fluctuations in market value. If there is no surviving Beneficiary, we will pay the death benefit pursuant to Section 22 of the Society's By-Laws.

If the original Annuitant's age on the Issue Date was less than 76, we will determine the death benefit as of the date we receive due proof of death and the death benefit will equal the greatest of:

●  the sum of the premiums paid, less the sum of all partial withdrawal reductions (defined below);

●  the Accumulated Value; or

●  the Performance Enhanced Death Benefit (PEDB) amount.

On dates we calculate the PEDB amount, the PEDB amount will be based on the Accumulated Value under the Certificate. We may reduce the PEDB amount by the amount of any partial withdrawal reduction. The PEDB amount will be equal to zero on the Issue Date if we have not received your initial premium payment. At the time you make your initial premium payment, the PEDB amount will equal the initial premium payment. We will calculate the PEDB amount: (1) on each Certificate Anniversary; (2) at the time you make a premium payment or partial withdrawal; and (3) on the date we receive due proof of the Annuitant's date of death. After your initial premium payment, the PEDB amount on each calculation date will equal the greater of: (1) the PEDB amount last calculated plus premiums less any partial withdrawal reductions; or (2) the then current Accumulated Value.

We will continue to recalculate the PEDB amount on each Certificate Anniversary until the Certificate Anniversary immediately prior to the Annuitant's 91st birthday. All subsequent PEDB amounts will be increased by additional premium payments or decreased by partial withdrawal reductions only.

If the original Annuitant's age on the Issue Date was 76 or older, the death benefit will be determined as of the date we receive due proof of death and is equal to the greater of:

●  the sum of the premiums paid, less the sum of all partial withdrawal reductions (defined below), or

●  the Accumulated Value.

A partial withdrawal reduction is defined as (a) multiplied by the ratio of (b) divided by (c) where:

(a)  is the death benefit immediately prior to withdrawal;

(b)  is the amount of the partial withdrawal; and

(c)  is the Accumulated Value immediately prior to withdrawal.

We will pay the death benefit to the Beneficiary in a lump sum within 5 years of the Annuitant's death unless the Certificate Holder or Beneficiary elects a settlement option. We do not pay a death benefit if the Annuitant dies after the Retirement Date.

If the Annuitant who is also a Certificate Holder dies, the provisions described immediately above apply except that the Beneficiary may only apply the death benefit payment to a settlement option if:

●  payments under the option begin within 1 year of the Annuitant's death, and

●  payments under the option are payable over the Beneficiary's life or over a period not greater than the Beneficiary's life expectancy.

If the Certificate Holder's spouse is the sole designated Beneficiary, he or she may elect, within 60 days after we receive due proof of death, to continue the Certificate as the new Certificate Holder.

Other rules may apply to a Qualified Certificate.

Incremental Death Benefit Rider. The Incremental Death Benefit Rider provides a death benefit that is in addition to the death benefit payable under your Certificate. (This rider is not available in the State of Washington.) The death benefit under the Incremental Death Benefit Rider becomes payable only when the death benefit under the Certificate becomes payable. There is no charge for this rider. The rider is not in effect if the Annuitant's age on the Issue Date is 71 or over.

If the Annuitant's age on the Issue Date is less than 71, the Incremental Death Benefit Rider, on the date we receive Due Proof of Death, will be equal to 40% of (a) minus (b), where:

(a)  is the Accumulated Value; and

(b)  is the sum of all premium payments less the sum of all partial withdrawal reductions (described above).

The Incremental Death Benefit cannot exceed 50% of (b) and will never be less than zero.

This rider does not guarantee that any amounts will become payable at death. Market declines that result in the Accumulated Value being less than the premium payments received minus any partial withdrawal reductions will result in no Incremental Death Benefit being paid.

Example

The following example demonstrates how the Incremental Death Benefit works. It is based on hypothetical values and is not reflective of past or future performance of the Investment Options in the Certificate. We have identified "gain" as the difference between the Accumulated Value and the sum of all premium payments less the sum of all partial withdrawal reductions.

Date	Total Premiums Paid	Accumulated Value	Gain	Death Benefit	Incremental Death Benefit
5/1/2020	$100,000	$100,000	$0	$100,000	$0
5/1/2040	$100,000	$450,000	$350,000	$450,000	$50,000

If we receive Due Proof of Death on May 1, 2040, and there were no partial withdrawals made prior to the Annuitant's death, the Incremental Death Benefit will equal $50,000. This amount is determined by multiplying the "gain" in the Certificate ($350,000) by 40%, which is $140,000; however, because the Incremental Death Benefit cannot exceed 50% of the total premiums paid ($100,000), the Incremental Death Benefit in this example is $50,000.

Abandoned Property Requirements

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date or date the death benefit is due and payable. For example, if the payment of the death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit proceeds (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change. Please call 866-628-6776 to make such changes.

Proceeds on the Retirement Date

You select the Retirement Date. There is no minimum Annuitant age for the Retirement Date.

You may change the Retirement Date at any time before distribution payments begin, subject to these limitations:

●  we must receive Written Notice at our Administrative Center;

●  the requested Retirement Date must be a date that is at least 30 days after receipt of the Written Notice; and

●  the requested Retirement Date must be no later than any date required by law.

On the Retirement Date, we will apply the proceeds under a life income annuity settlement option with ten years guaranteed (120 payments), unless you choose to have the proceeds paid under another option. (See "SETTLEMENT OPTIONS.") If you die before 120 payments have been received, we will make any remaining payments to the Beneficiary. There is no death benefit payable if the Annuitant dies after the Retirement Date. This settlement option is available as either a fixed or variable settlement option. You must make a selection to receive payments on a fixed or variable basis before payments can commence. If you elect to receive a fixed or variable life contingent settlement option, then we will not assess a surrender charge. If you elect to receive fixed annuity payments under Option 2 (Income for a Fixed Period) or Option 4 (Income of a Fixed Amount), then we assess a surrender charge by adding the number of years for which payments will be made to the number of Certificate Years that your Certificate has been in force to determine what the charge will be. If Option 1 or a lump sum payment is chosen, we will pay the Accumulated Value less any applicable surrender charge on the Retirement Date.

Payments

We will usually pay any surrender, partial withdrawal or death benefit within seven days of receipt of a Written Notice at our Administrative Center. We also require any information or documentation necessary to process the request, and in the case of a death benefit, we must receive Due Proof of Death. We may postpone payments if:

●  the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC;

●  the SEC permits by an order the postponement for the protection of Certificate Holders; or

●  the SEC determines that an emergency exists that would make the disposal of securities held in the Account or the determination of the value of the Account's net assets not reasonably practicable.

If you have submitted a recent check or draft, we have the right to delay payment until we are assured that the check or draft has been honored.

If, under SEC rules, the Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial withdrawal, surrender or death benefit from the Money Market Subaccount until the Portfolio is liquidated.

We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months. If payment has not been made within 30 days after receipt of all required documentation, or such shorter period as necessitated by a particular jurisdiction, we will add interest at a rate equal to the minimum rate guaranteed in the Certificate (or a higher rate if required by a particular state) to the amount paid from the date all documentation was received in good order.

If mandated under applicable law, we may be required to block a Certificate Holder's account and thereby refuse to pay any request for transfers, partial withdrawals, surrenders or death benefits until instructions are received from the appropriate regulator. We may be required to provide additional information about you and your Certificate to government regulators.

Business Disruption and Cyber Security Risks

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Certificate Holder information. Such systems failures and cyber-attacks affecting us, the Investment Options, intermediaries and other affiliated or third-party service providers may adversely affect us and your Accumulated Value. For instance, systems failures and cyber-attacks may interfere with our processing of Certificate transactions, including the processing of orders with the Investment Options, impact our ability to calculate unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Investment Options invest, which may cause the Investment Options underlying your Certificate to lose value. There can be no assurance that we or the Investment Options or our service providers will avoid losses affecting your Certificate due to cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, floods, earthquakes, epidemics, pandemics, malicious acts, and terrorist acts, which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability, or willingness, of our workforce and employees of service providers and third party administrators to perform their job responsibilities. Even if our workforce and employees of our service providers and third party administrators were able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and lead to delays in our issuing Certificates and processing of other Certificate-related transactions, including orders from Certificate Holders. Catastrophic events may negatively affect the computer and other systems on which we rely and may interfere with our ability to receive, pickup and process mail, our processing of Certificate-related transactions, impact our ability to calculate Accumulated Value, or have other possible negative impacts. These events may also impact the issuers of securities in which the Investment Options invest, which may cause the Investment Options underlying your Certificate to lose value. There can be no assurance that we, the Investment Options or our service providers will avoid losses affecting your Certificate due to a natural disaster or catastrophe.

Modification

You may modify your Certificate only if one of our officers agrees in writing to such modification. Upon notification to you, we may modify your Certificate if:

●  necessary to make your Certificate or the Account comply with any law or regulation issued by a governmental agency to which the Society is subject;

●  necessary to assure continued qualification of your Certificate under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

●  necessary to reflect a change in the operation of the Account; or

●  the modification provides additional Subaccount and/or fixed accumulation options.

We will make the appropriate endorsement to your Certificate in the event of most such modifications.

Reports to Certificate Holders

We will mail to you, at least annually, a report containing the Accumulated Value of your Certificate (reflecting each Subaccount and the Declared Interest Option), premiums paid, withdrawals taken and charges deducted since your last report, and any other information required by any applicable law or regulation.

Inquiries

You may contact the Society at our Administrative Center if you have any questions regarding your Certificate.

Change of Address

We confirm all Certificate Holder change of address requests by sending a confirmation to both the old and new addresses.

THE DECLARED INTEREST OPTION

You may allocate some or all of your premium payments, and transfer some or all of your Accumulated Value, to the Declared Interest Option, which is part of the General Account and pays interest at declared rates guaranteed for each Certificate Year, subject to a minimum guaranteed interest rate of 3%. For Certificates issued on or after January 1, 2012 in the following states, however, the minimum guaranteed interest rate is set forth in the Certificate: Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Michigan, Minnesota, Mississippi, Missouri, Nebraska, Nevada, New Hampshire, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Pennsylvania, South Dakota, Tennessee, Texas, Vermont, Virginia, West Virginia, Wisconsin and Wyoming (each, an "Original Certificate State"). In addition, for Certificates issued on or after March 1, 2012 in the following states, the minimum guaranteed interest rate is also set forth in the Certificate: Delaware, Massachusetts, Montana, Oregon, South Carolina and Utah (each, a "New Certificate State"). For Certificates issued on or after January 1, 2012 in Original Certificate States and Certificates issued on or after March 1, 2012 in New Certificate States, the minimum guaranteed rate of interest set forth in the Certificate will not be less than 1%.

The Declared Interest Option is not available for Certificates issued in Oregon, South Carolina, and Utah prior to February 29, 2012. Certificates issued in Washington before January 31, 2009 also do not have the Declared Interest Option available. A registered representative can provide information on the availability of the Declared Interest Option.

The Declared Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933 (the "1933 Act"), and neither the Declared Interest Option nor the Society's General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Society's General Account, the Declared Interest Option, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts, which are included in this Prospectus, are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The portion of your Accumulated Value allocated to the Declared Interest Option (the "Declared Interest Option accumulated value") will be credited with rates of interest, as described below. Since the Declared Interest Option is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Society's general liabilities from business operations. To the extent that the Society is required to pay you amounts in addition to your Accumulated Value under any guarantees under the Certificate, including the death benefit, such amounts will come from the General Account. Thus, those guarantees are subject to the Society's financial strength and claims paying ability and the risk that the Society may default on the guarantees. You should be aware that General Account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance contracts and financial products as well, and we also pay our obligations under these products from assets in our General Account. The financial statements contained in the Statement of Additional Information include a further discussion of the risks inherent within the investments of the General Account.

As a fraternal benefit society, the Society, in effect, is owned by its members; thus its members bear responsibility for certain liabilities of the Society. In that regard, if the Society's reserves pertaining to the Certificates should be impaired, as provided in your Certificate and under Section 300.1 of the Illinois Insurance Code for Fraternal Benefit Societies, to the extent you have allocated or transferred amounts to the Declared Interest Option, you may be held responsible for a portion of the deficiency as the board of directors of the Society in its discretion may determine. If you do not satisfy such deficiency, we will apply that amount as a debt against your Certificate and it will accrue interest at an annual rate of 5%, or you may consent to an equivalent reduction in member benefits.

Minimum Guaranteed and Current Interest Rates

The Declared Interest Option accumulated value is guaranteed to accumulate at a minimum effective annual interest rate of 3%, except for Certificates issued in Original Certificate States on or after January 1, 2012 and Certificates issued in New Certificate States on or after March 1, 2012 where the Declared Interest Option accumulated value is guaranteed to accumulate at the minimum effective annual interest rate set forth in the Certificate. See "THE DECLARED INTEREST OPTION" for a list of Original Certificate and New Certificate States. While we intend to credit the Declared Interest Option accumulated value with current rates in excess of the minimum guarantee, we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Any interest credited on your amounts in the Declared Interest Option in excess of the minimum guaranteed rate will be determined at the sole discretion of the Society. You, therefore, assume the risk that interest credited may not exceed the guaranteed rate.

Occasionally, we establish new current interest rates for the Declared Interest Option. The rate applicable to your Certificate is the rate in effect on your most recent Certificate Anniversary. This rate will remain unchanged until your next Certificate Anniversary (i.e., for your entire Certificate Year). During each Certificate Year, your entire Declared Interest Option accumulated value (including amounts allocated or transferred to the Declared Interest Option during the year) is credited with the interest rate in effect for that period and becomes part of your Declared Interest Option accumulated value.

We reserve the right to change the method of crediting interest, provided that such changes do not have the effect of reducing the guaranteed interest rate below 3% per annum, except for

Certificates issued in Original Certificate States on or after January 1, 2012 and Certificates issued in New Certificate States on or after March 1, 2012, or shortening the period for which the current interest rate applies to less than a Certificate Year. The Society's right to change the method of crediting interest for Accumulated Value held in the Declared Interest Option will not affect the guaranteed minimum interest rate under the Certificate.

Calculation of Declared Interest Option Accumulated Value. The Declared Interest Option accumulated value is equal to:

●  amounts allocated and transferred to the Declared Interest Option, plus

●  interest credited, less

●  amounts deducted, transferred or withdrawn.

Transfers from Declared Interest Option

You may make an unlimited number of transfers from the Declared Interest Option to any or all of the Subaccounts in each Certificate Year. The amount you transfer at one time may not exceed 25% of the Declared Interest Option accumulated value on the date of transfer. However, if the balance after the transfer would be less than $1,000, you may transfer the entire amount.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

Charge for Partial Withdrawal or Surrender. We apply a charge if you make a partial withdrawal from or surrender your Certificate during the first eight Certificate Years.

Certificate Year in Which Withdrawal Occurs	Charge as Percentage of Amount Withdrawn
1	8%
2	7
3	6
4	5
5	4
6	3
7	2
8	1
9 and after	0

If surrender charges are not sufficient to cover sales expenses, the loss will be borne by the Society; conversely, if the amount of such charges proves more than enough, the Society will retain the excess. In no event will the total surrender charges assessed under a Certificate exceed 9% of the total premiums paid under that Certificate.

If the Certificate is being surrendered, the surrender charge is deducted from the Accumulated Value in determining the Net Accumulated Value. For a partial withdrawal, the surrender charge may, at the election of the Certificate Holder, be deducted from the Accumulated Value remaining after the amount requested is withdrawn or be deducted from the amount of the withdrawal requested.

Amounts Not Subject to Surrender Charge. In each Certificate Year, you may withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge (the "10% withdrawal privilege"). Under the 10% withdrawal privilege, you may receive up to 10% of the Accumulated Value as of the most recent prior Certificate Anniversary through a single or multiple withdrawal(s) in a Certificate Year. You may not carry over any unused portion of the 10% withdrawal privilege to any subsequent Certificate Year.

Surrender Charge at the Retirement Date. We may assess a surrender charge against your Accumulated Value at the Retirement Date. We do not apply a surrender charge if you elect to receive a life contingent settlement option. If you elect fixed annuity payments under payment options 2 or 4, we add the fixed number of years for which payments will be made under the payment option to the number of Certificate Years since the Issue Date to determine the Certificate Year in which the surrender occurs for purposes of determining the charge that would apply based on the Table of Surrender Charges.

Waiver of Surrender Charge. You may surrender this Certificate without incurring a surrender charge after the first Certificate Year if the Annuitant is terminally ill, stays in a qualified nursing center for 90 consecutive days, or is required to satisfy minimum distribution requirements in accordance with the Code, and as defined in your Certificate. We must receive Written Notice, before the Retirement Date, at our Administrative Center in order to activate this waiver. This waiver is not available in all states.

Annual Administrative Charge

We apply an annual administrative charge of $30 on the Issue Date and on each Certificate Anniversary prior to the Retirement Date. We deduct this charge from your Accumulated Value and use it to reimburse us for administrative expenses relating to your Certificate. We will make the withdrawal from each Subaccount and the Declared Interest Option based on the proportion that each Investment Option's value bears to the total Accumulated Value. We do not assess this charge during the annuity payment period.

We currently waive the annual administrative charge:

●  on the Issue Date if your initial premium payment is $50,000 or greater, or

●  if the Accumulated Value is $50,000 or greater on each subsequent Certificate Anniversary.

We may terminate this waiver at any time.

We guarantee that the annual administrative charge will not exceed $45. We may realize a profit from this charge.

Transfer Processing Fee

We do not assess the transfer processing fees for the first twelve transfers during a Certificate Year, but may assess a $25 charge for the thirteenth and each subsequent transfer in a Certificate Year.

We will deduct this fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash. We may realize a profit from this fee.

Mortality and Expense Risk Charge

We apply a daily mortality and expense risk charge at an annual rate of 1.40% (daily rate of 0.0038091%) (approximately 1.01% for mortality risk and 0.39% for expense risk). This charge is used to compensate the Society for assuming mortality and expense risks.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Certificate were established. Through these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk also includes a guarantee to pay a death benefit if the Annuitant dies before the Retirement Date. The expense risk we assume is that the annual administrative and transfer processing fees may be insufficient to cover actual future expenses.

We may realize a profit from this charge and we may use such profit for any lawful purpose including paying distribution expenses.

Investment Option Expenses

The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option.

Taxes

Currently, we do not charge for any federal, state or local taxes which may be incurred by the Society and be attributable to the Account or the Certificates. We reserve the right, however, to make such a charge in the future.

SETTLEMENT OPTIONS

The accumulation phase of your Certificate ends on the Retirement Date you select (see "DESCRIPTION OF ANNUITY CERTIFICATE—Proceeds on the Retirement Date"). At that time, your proceeds will be applied under a settlement option, unless you elect to receive this amount in a single sum. The proceeds are the amount we apply to a settlement option. The amount of proceeds will equal either: (1) the Net Accumulated Value if you are surrendering your Certificate; (2) the death benefit if the Annuitant dies; or (3) the amount of any partial withdrawal you apply to a settlement option. Although tax consequences may vary depending on the settlement option elected, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. Once the investment in your Certificate has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. For some Qualified Certificates, the investment in the Certificate can be zero.

Prior to the Retirement Date, you may elect to have your proceeds applied under a settlement option, or a Beneficiary can have the death benefit applied under a settlement option. In either case, the Certificate must be surrendered for a lump sum payment to be made, or for a supplemental contract to be issued for the settlement option. The supplemental contract will show the rights and benefits of the payee(s) under the settlement option selected. For Qualified Certificates, please note that not all settlement options will satisfy required minimum distribution rules for every Beneficiary.

You can choose whether to apply any portion of your proceeds to provide either fixed annuity payments, variable annuity payments, or a combination of both. If you elect to receive variable annuity payments, then you also must select the Subaccounts to which we will apply your proceeds.

The annuity payment date is the date you select as of which we compute annuity payments. We compute the first annuity payment as of the initial annuity payment date you select. All subsequent annuity payments are computed as of annuity payment dates. These dates will be the same day of the month as the initial annuity payment date or the first Business Day thereafter if the same day of a subsequent month as the initial annuity payment date is not a Business Day.

Monthly annuity payments will be computed as of the same day each month as the initial annuity payment date. Quarterly annuity payments will be computed as of the same day in the 3rd, 6th, 9th, and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Semi-annual annuity payment dates will be computed as of the same day in the 6th and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Annual annuity payments will be computed as of the same day in each year as the initial annuity payment date. If you do not select a payment frequency, we will make monthly payments. Your choice of payment frequency and payout period will affect the amount of each payment. Increasing the frequency of payments or increasing the payout period will reduce the amount of each payment.

Description of Settlement Options

Fixed Settlement Options:

Option 1—Deposit at Interest. The proceeds are left with the Society to earn a set interest rate. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.

Option 2—Income For a Fixed Period. The proceeds are paid in equal installments for a fixed number of years from one to 30 years.

Option 3—Life Income with Guaranteed Period. The proceeds are paid in equal amounts (at intervals elected by the payee) during the payee's lifetime with the guarantee that payments will be made for a specified number of years. The number of years may be 10 years, 20 years or the period required for the total payments to equal the proceeds applied.

Option 4—Income of a Fixed Amount. The proceeds are paid in equal installments (at intervals elected by the payee) for a specific amount and will continue until all the proceeds plus interest at 3% per year are exhausted.

Option 5—Joint and Survivor Life Income. The proceeds are paid in equal monthly installments while two joint payees live. When one payee dies, future payments equal to two-thirds of the initial payment will be made to the survivor for his or her lifetime.

Fixed settlement options 1, 2 and 4 may not, in all cases, satisfy the minimum required distribution rules for Qualified Certificates. Please consult your tax adviser.

Variable Settlement Options:

Option A—Life Income with Guaranteed Period. The proceeds are paid (at intervals elected by the payee) during the payee's lifetime with the guarantee that payments will be made for 10 or 20 years.

Option B—Joint and Survivor Life Income. The proceeds are paid in monthly installments while two joint payees live. When one payee dies, future payments will be made to the survivor for his or her lifetime.

Alternate Settlement Options:

The Society may make available alternate settlement options.

If you have a Qualified Certificate, not all settlement options will satisfy required minimum distribution rules, particularly as those rules apply to your designated Beneficiary after your death. For deaths occurring on or after January 1, 2020, subject to certain exceptions most non-spouse Beneficiaries must now complete distributions within ten years of the death in order to satisfy required minimum distribution rules. Consult a tax adviser before selecting a settlement option.

Election of Settlement Options and Annuity Payments

While the Annuitant is living, you may elect, revoke or change a settlement option at any time before the Retirement Date. Upon an Annuitant's death, if a settlement option is not in effect or if payment will be made in one lump sum under an existing option, the Beneficiary may elect one of the options.

We will initiate an election, revocation or change of a settlement option upon receipt of your Written Notice at our Administrative Center.

We have provided a brief description of the available settlement options above. The term "effective date" means the date as of which the proceeds are applied to a settlement option. The term "payee" means a person who is entitled to receive payment under a settlement option.

Fixed Annuity Payments. Fixed annuity payments are periodic payments we make to the designated payee. We calculate the amount of each fixed annuity payment based on:

●  the settlement option selected;

●  the payee's age and sex;

●  the dollar amount of proceeds being applied to a settlement option, and

●  the applicable settlement option rates.

We use a minimum annual interest rate of 3% to compute fixed annuity payments. We may, in our sole discretion, make fixed annuity payments based on a higher annual interest rate, which may be changed by the Society.

We reserve the right to refuse the election of a settlement option, and to make a lump sum payment to the payee if:

(1)  the total proceeds would be less than $5,000;

(2)  the amount of each payment would be less than $50; or

(3)  the payee is an assignee, estate, trustee, partnership, corporation, or association.

Under Option 1, the proceeds earn a set interest rate and the payee may elect to receive some or all of the interest in periodic payments. Under Option 4, proceeds are paid in amounts and at intervals specified by the payee. For each other settlement option, we determine the dollar amount of the first fixed annuity payment by multiplying the dollar amount of proceeds being applied to purchase fixed annuity payments by the settlement option rate for the selected settlement option. Subsequent fixed annuity payments are of the same dollar amount unless we make payments based on an interest rate different from the interest rate we use to compute the first payment. A payee may elect to withdraw any unpaid balance of proceeds under Options 1 or 4, or may elect to receive the commuted value of any remaining payments under Option 2. Options 3 and 5 have no withdrawal rights. Reserves and net single premiums for fixed settlement options involving life contingencies are based on the "Annuity 2000" individual annuity mortality table with interest at 3% per year.

Variable Annuity Payments. Variable annuity payments are periodic payments we make to the designated payee, the amount of which varies from one annuity payment date to the next as a function of the investment performance of the Subaccounts selected to support such payments. The payee may elect to receive variable annuity payments only under Options A and B. We determine the dollar amount of the first variable annuity payment by multiplying the dollar amount of proceeds being applied to purchase variable annuity payments on the effective date by the settlement option rate for the selected settlement option. Therefore, the dollar amount of the first variable annuity payment will depend on:

●  the settlement option selected;

●  the payee's age and sex;

●  the dollar amount of proceeds being applied to a settlement option; and

●  the assumed interest rate used.

We calculate the dollar amount of the initial variable annuity payment attributable to each Subaccount by multiplying the dollar amount of proceeds to be allocated to that Subaccount on the effective date (as of 3:00 p.m. central time on a Business Day) by the settlement option rate for the selected settlement option. The dollar value of the total initial variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

An "annuity unit" is a measuring unit we use to monitor the value of the variable annuity payments. We determine the number of annuity units attributable to a Subaccount by dividing the initial variable annuity payment attributable to that Subaccount by the annuity unit value (described below) for that Subaccount for the Valuation Period ending on the effective date or during which the effective date falls if no Valuation Period ends on such date. The number of annuity units attributable to each Subaccount remains constant unless there is a transfer of annuity units (see "Variable Settlement Options—Transfer of Annuity Units" below).

We calculate the dollar amount of each subsequent variable annuity payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending as of the annuity payment date. The dollar value of each subsequent variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

The annuity unit value of each Subaccount for its first Valuation Period was set at $1.00. The annuity unit value for each subsequent Valuation Period is equal to (a) multiplied by (b) multiplied by (c) where:

(a)  is the annuity unit value for the immediately preceding Valuation Period;

(b)  is the net investment factor for that Valuation Period (described below); and

(c)  is the daily assumed interest factor for each day in that Valuation Period. The assumed interest rate we use for variable annuity settlement options is 5% per year. The daily assumed interest factor derived from an assumed interest rate of 5% per year is 0.9998663.

We calculate the net investment factor for each Subaccount for each Valuation Period by dividing (x) by (y) and subtracting (z) from the result where:

(x)  is the net result of:

1.  the value of the net assets in the Subaccount as of the end of the current Valuation Period; PLUS

2.  the amount of investment income and capital gains, realized or unrealized, credited to the net assets of the Subaccount during the current Valuation Period; MINUS

3.  the amount of capital losses, realized or unrealized, charged against the net assets of the Subaccount during the current Valuation Period;

(y)  is the net asset value of the Subaccount for the immediately preceding Valuation Period; and

(z)  is the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

If the annualized net investment return of a Subaccount for an annuity payment period is equal to the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. If the annualized net investment return of a Subaccount for an annuity payment period exceeds the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will be greater than the payment for the prior period. To the extent that such annualized net investment return is less than the assumed interest rate, the payment for that period will be less than the payment for the prior period.

For variable annuity payments, we reserve the right to:

(1)  refuse the election of a settlement option if total proceeds are less than $5,000;

(2)  refuse to make payments of less than $50 each; or

(3)  refuse the election of a settlement option if the payee is an assignee, estate, trustee, partnership, corporation or association.

Variable Settlement Options—Transfer of Annuity Units. By making a written or telephone request to us at any time after the effective date, the payee may transfer the dollar value of a designated number of annuity units of a particular Subaccount for an equivalent dollar amount of annuity units of another Subaccount. The transfer request will take effect as of the end of the Valuation Period when we receive the request in good order. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time on a Business Day, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time on a Business Day, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the end of the transmission.

On the date of the transfer, the dollar amount of a variable annuity payment generated from the annuity units of either Subaccount would be the same. The payee may transfer the dollar amount of annuity units of one Subaccount for annuity units of another Subaccount an unlimited number of times. We only permit such transfers between the Subaccounts.

Variable Settlement Options—Surrenders. By Written Notice, a payee may make a full surrender of the remaining term certain payments in a variable settlement option and receive the surrender value. We do not allow any partial withdrawals of the dollar amounts allocated to a variable settlement option. The surrender value is equal to the commuted value of remaining term certain payments in a variable settlement option.

The commuted value is the present value of the remaining stream of term certain payments in the guarantee period of a variable settlement option, computed using the assumed interest rate and the annuity unit value(s) calculated as of the date we receive your surrender request in good order. This means that if we receive your Written Notice to surrender prior to 3:00 p.m. central time on a Business Day, we will calculate the annuity unit values as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender at or after 3:00 p.m. central time on a Business Day, we will calculate the annuity unit values as of 3:00 p.m. central time on the following Business Day. We assume that each payment under a variable settlement option would be equal to the sum of the number of annuity units in each Subaccount multiplied by the applicable annuity unit value for each Subaccount as of the end of the Valuation Period on the payment date selected.

Please refer to APPENDIX B for more information on variable annuity payments.

YIELDS AND TOTAL RETURNS

We may advertise, or include in sales literature, yields, effective yields and total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Each Subaccount may also advertise, or include in sales literature, performance relative to certain performance rankings and indices compiled by independent rating organizations. You may refer to the Statement of Additional Information for more detailed information relating to performance.

The effective yield and total return calculated for each Subaccount is based on the investment performance of the corresponding Investment Option, which includes the Investment Option's total operating expenses. (See the accompanying Investment Option prospectuses.)

The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. This yield is calculated by assuming that the income generated during that 30-day or one-month period is generated each period over 12 months and is shown as a percentage of the investment. The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. This yield is calculated by assuming that the income generated for that seven-day period is generated each period for 52 weeks and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The total return of a Subaccount refers to return quotations of an investment in a Subaccount for various periods of time. Total return figures are provided for each Subaccount for one- five- and ten-year periods, respectively. For periods prior to the date the Account commenced operations, performance information is calculated based on the performance of the Investment Options and the assumption that the Subaccounts were in existence for those same periods, with the level of Certificate charges which were in effect at inception of the Subaccounts.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. The standardized version of average annual total return reflects all historical investment results less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated your Certificate at the end of each period indicated).

In addition to standardized average annual total return, non-standardized total return information may be used in advertisements or sales literature. Non-standardized return information will be computed on the same basis as described above, but does not include a surrender charge. In addition, the Society may disclose cumulative total return for Certificates funded by Subaccounts.

Each Investment Option's yield and standardized and non-standardized average annual total returns may also be disclosed, which may include investment periods prior to the date the Account commenced operations. Non-standardized performance data will only be disclosed if standardized performance data is also disclosed. Please refer to the Statement of Additional Information for additional information regarding the calculation of other performance data.

In advertising and sales literature, Subaccount performance may be compared to the performance of other issuers of variable annuity contracts which invest in mutual fund portfolios with similar investment objectives. Thomson Reuters Lipper ("Lipper") and the Morningstar Annuity

Intelligence ("MAI") are independent services which monitor and rank the performance of variable annuity issuers according to investment objectives on an industry-wide basis.

The rankings provided by Lipper include variable life insurance issuers as well as variable annuity issuers, whereas the rankings provided by MAI compare only variable annuity issuers. The performance analyses prepared by Lipper and MAI each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, MAI prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deductions for operating expenses. Other independent ranking services and indices may also be used as a source of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

FEDERAL TAX MATTERS

The following discussion is general and is not intended as tax advice.

Introduction

This discussion is based on the Society's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of these current tax laws and interpretations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

A Certificate may be purchased on a non-qualified basis ("Non-Qualified Certificate") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Certificate"). A Qualified Certificate is designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(a), 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the "Code"). The effect of federal income taxes on amounts held under a Certificate or annuity payments, and on the economic benefit to the Certificate Holder, the Annuitant or the Beneficiary depends on the type of retirement plan, and the tax and employment status of the individual concerned. In addition, an individual must satisfy certain requirements in connection with:

●  purchasing a Qualified Certificate with proceeds from a tax-qualified plan, and

●  receiving distributions from a Qualified Certificate in order to continue to receive favorable tax treatment.

Therefore, purchasers of Qualified Certificates are encouraged to seek competent legal and tax advice regarding the suitability and tax considerations specific to their situation. The following discussion assumes that Qualified Certificates are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

Tax Status of the Certificate

The Society believes that the Certificate will be subject to tax as an annuity contract under the Code, which generally means that any increase in Accumulated Value will not be taxable until monies are received from the Certificate, either in the form of annuity payments or in some other form. The following Code requirements must be met in order to be subject to annuity contract treatment for tax purposes:

Diversification Requirements. Section 817(h) of the Code provides that separate account investments must be "adequately diversified" in accordance with Treasury regulations in order for Non-Qualified Certificates to qualify as annuity contracts for federal tax purposes. The Account, through each Investment Option, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in each Subaccount may be invested. We do not have control over the Funds or their investments. Nonetheless, the Society believes that each Investment Option in which the Account owns shares will meet the diversification requirements.

Certificate Holder Control. In some circumstances, variable annuity Holders who retain excessive control over the investment of the underlying separate account used to support their Certificates may be treated as the owners of those assets and may be subject to tax currently on income and gains produced by those assets. Although published guidance in this area does not address certain aspects of the Certificates, we believe that the Certificate Holder should not be treated as the owner of the assets of the Account. We reserve the right to modify the Certificate to bring it into conformity with applicable standards should such modification be necessary to prevent a Certificate Holder from being treated as the owner of the underlying assets of the Account.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Certificate to provide that:

●  if any Certificate Holder dies on or after the Retirement Date but before the interest in the Certificate has been fully distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Certificate Holder's death; and

●  if any Certificate Holder dies prior to the Retirement Date, the interest in the Certificate will be distributed within five years after the date of the Certificate Holder's death.

These requirements will be considered satisfied as to any portion of a Certificate Holder's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of that Certificate Holder's death. A Certificate Holder's designated Beneficiary is the person named by such Certificate Holder as a Beneficiary and to whom control of the Certificate passes by reason of death and must be a natural person. However, if the designated Beneficiary is the surviving spouse of the Certificate Holder, the Certificate may be continued with the surviving spouse as the new Certificate Holder. Note: The right of a spouse to continue the Certificate, and all Certificate provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriage must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Non-Qualified Certificates contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Society intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise. Other rules may apply to Qualified Certificates.

Taxation of Annuities

The following discussion assumes that the Certificates will qualify as annuity contracts for federal income tax purposes.

In General. Section 72 of the Code governs taxation of annuities in general. The Society believes that a Certificate Holder who is a natural person is not taxed on increases in the value of a Certificate until distribution occurs through a partial withdrawal, surrender or annuity payment. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulated Value (and in the case of certain Qualified Certificates, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or settlement option) is taxable as ordinary income.

Non-Natural Certificate Holder. A non-natural Certificate Holder of an annuity contract generally must include any increase in the excess of cash value over the "investment in the contract" as income during the taxable year. However, there are some exceptions to this rule. Certain Certificates will generally be treated as held by a natural person if:

●  the nominal Certificate Holder is a trust or other entity which holds the Certificate as an agent for a natural person (but not in the case of certain non-qualified deferred compensation arrangements);

●  the Certificate is acquired by an estate of a decedent by reason of the death of the decedent;

●  the Certificate is issued in connection with certain Qualified Plans;

●  the Certificate is purchased by an employer upon the termination of certain Qualified Plans;

●  the Certificate is used in connection with a structured settlement agreement; or

●  the Certificate is purchased with a single payment within a year of the annuity starting date and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

A prospective Certificate Holder that is not a natural person should discuss these exceptions with their tax adviser.

The following discussion generally applies to Certificates owned by natural persons.

Partial Withdrawals and Complete Surrenders. Under Section 72(e) of the Code, if a partial withdrawal is taken from a Qualified Certificate, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of the individual under a Certificate which was not excluded from the individual's gross income. For Certificates issued in connection with qualified plans, the investment in the contract can be zero. Special tax rules may be available for certain distributions from Qualified Certificates, and special rules apply to distributions from Roth IRAs.

Under Section 72(e) of the Code, if a partial withdrawal is taken from a Non-Qualified Certificate (including a withdrawal under the systematic withdrawal option), amounts received are generally first treated as taxable income to the extent that the Accumulated Value immediately before the partial withdrawal exceeds the investment in the certificate at that time. Any additional amount withdrawn is not taxable.

In the case of a surrender under a Qualified or Non-Qualified Certificate, the amount received generally will be taxable only to the extent it exceeds the investment in the contract.

Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity Certificate for another and the Certificate received is treated as a new Certificate for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to Section 1035 transactions and prospective Certificate Holders wishing to take advantage of Section 1035 should consult their tax adviser.

Annuity Payments. Although tax consequences may vary depending on the settlement option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Certificate because of the death of the Certificate Holder. Generally, such amounts are includible in the income of the recipient as follows:

●  if distributed in a lump sum, they are taxed in the same manner as a surrender of the Certificate, or

●  if distributed under a settlement option, they are taxed in the same way as annuity payments.

For these purposes, the investment in the contract remains the amount of any purchase payments which were not excluded from gross income.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Certificate, a 10% federal tax penalty may be imposed. However, generally, there is no penalty applied on distributions:

●  made on or after the taxpayer reaches age 59 1/2;

●  made on or after the death of the holder (or if the holder is not an individual, the death of the Annuitant);

●  attributable to the taxpayer becoming disabled;

●  as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary;

●  made under certain annuities issued in connection with structured settlement agreements;

●  made under an annuity contract that is purchased with a single premium when the Retirement Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period; and

●  any payment allocable to an investment (including earnings thereon) made before August 14, 1982 in a Certificate issued before that date.

Other tax penalties may apply to certain distributions under a Qualified Certificate. Certificate Holders should consult their tax adviser.

Account Charges. It is possible that the Internal Revenue Service may take a position that any charges or deemed charges for certain benefits should be treated as taxable distributions to you. In particular, the Internal Revenue Service could take the position that any deemed charges associated with the Incremental Death Benefit Rider constitute a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to your reaching age 59 1/2. Although we do not believe that these amounts, if any, should be treated as taxable withdrawals, you should consult your tax adviser prior to selecting any benefit under the Certificate.

Transfers, Assignments or Exchanges of a Certificate

Certain tax consequences may result upon:

●  a transfer of control of a Certificate,

●  a pledge of a Certificate as collateral for a loan,

●  the designation of a payee or other Beneficiary who is not also the Certificate Holder,

●  the selection of certain Retirement Dates, or

●  the exchange of a Certificate.

A Certificate Holder contemplating any of these actions should consult their tax adviser.

Withholding

Generally, distributions from a Certificate are subject to withholding of federal income tax at a rate which varies according to the type of distribution and the Certificate Holder's tax status. The Certificate Holder generally can elect not to have withholding apply.

Eligible rollover distributions from Section 401(a) plans, Section 403(a) annuities and Section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An "eligible rollover distribution" is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions or if: (i) the employee (or employee's spouse or former spouse as beneficiary or alternate payee) chooses a "direct rollover" from the plan to a tax-qualified plan, IRA, Roth IRA, or tax sheltered annuity or to a governmental 457(b) plan that agrees to separately account for rollover contributions; or (ii) non-spouse beneficiary chooses a "direct rollover" from the plan to an IRA established by the direct rollover.

Multiple Certificates

All non-qualified deferred annuity Certificates entered into after October 21, 1988 that are issued by the Society (or its affiliates) to the same Certificate Holder during any calendar year are treated as one annuity Certificate for purposes of determining the amount includible in gross income under Section 72(e). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more annuity Certificates purchased by the same Certificate Holder. Accordingly, a Certificate Holder should consult a competent tax adviser before purchasing more than one annuity Certificate.

Taxation of Qualified Plans

The Certificates are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

●  contributions in excess of specified limits;

●  distributions prior to age 59 1/2 (subject to certain exceptions);

●  distributions that do not conform to specified commencement and minimum distribution rules; and

●  other specified circumstances.

Therefore, no attempt is made to provide more than general information about the use of the Certificates with the various types of qualified retirement plans. Certificate Holders, plan participants and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Certificate, but the Society shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Certificate, unless the Society consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Certificate administration procedures. Certificate Holders, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Certificates comply with applicable law.

For qualified plans under Section 401(a), 403(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Annuitant (or plan participant) (i) reaches age 72 (70 1/2 for Annuitants or plan participants who attained that age prior to January 1, 2020) or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Annuitant (or plan participant) reaches age 72 (70 1/2 for Annuitants or plan participants who attained that age prior to January 1, 2020). For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Annuitant (or plan participant) reaches age 72 (70 1/2 for Annuitants or plan participants who attained that age prior to January 1, 2020). For Roth IRAs under Section 408A, distributions are not required during the Annuitant's (or plan participant's) lifetime. If you are attempting to satisfy these rules through partial withdrawals before the annuity commencement date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax adviser.

Brief descriptions follow of the various types of qualified retirement plans available in connection with a Certificate. The Society will amend the Certificate as necessary to conform it to the requirements of the Code.

Corporate Pension and Profit Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Certificates to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or both may result if this Certificate is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Certificate. Employers intending to use the Certificate with such plans should seek competent advice.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of the Certificate for use with IRAs may be subject to special requirements of the Internal Revenue Code. Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of an amount specified in the Code for the year or 100% of the amount of compensation includible in the Annuitant's gross income for the year and may be deductible in whole or in part depending on the individual's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual's IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

SEP IRAs. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

SIMPLE IRAs. Section 408(p) of the Code permits small employers to establish SIMPLE IRAs under which employees may elect to defer a percentage of their compensation. The sponsoring employer is required to make a matching, or non-elective, contribution on behalf of contributing employees. Distributions from a SIMPLE IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or conversion from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. Such conversions are subject to a 10% penalty tax if they are distributed before five years have passed since the year of the conversion. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:

●  before age 59 1/2 (subject to certain exceptions), or

●  during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual's IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premiums paid, within certain limits, on a Certificate that will provide an annuity for the employee's retirement. These premiums may be subject to FICA (social security) tax. Code Section 403(b)(11) restricts the distribution under Code Section 403(b) annuity contracts of:

●  elective contributions made in years beginning after December 31, 1988;

●  earnings on those contributions; and

●  earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distribution of those amounts may only occur upon:

●  death of the employee,

●  attainment of age 59 1/2,

●  severance from employment,

●  disability, or

●  financial hardship.

In addition, income attributable to elective contributions may not be distributed in the case of hardship.

If your Certificate was issued in connection with a qualified plan under Section 403(b) of the Code, we generally are required to confirm, with your plan sponsor or otherwise, that surrenders, partial withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Certificate, and transactions under the Certificate and any other contracts or accounts you have under the qualified plan under Section 403(b) of the Code among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Death Benefits. The Performance Enhanced Death Benefit or Incremental Death Benefit Rider could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or tax-sheltered annuity. Because these death benefits may exceed this limitation, employers using the Certificate in connection with such plans should consult their tax adviser.

Restrictions under Qualified Certificates. Other restrictions with respect to the election, commencement or distribution of benefits may apply under Qualified Certificates or under the terms of the plans in respect of which Qualified Certificates are issued. Please note that for deaths occurring on or after January 1, 2020, most non-spouse designated Beneficiaries will have to take post-death distributions within ten years. Certain exceptions apply to "eligible designated beneficiaries" which include disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority. Consult a tax adviser if you may be affected by these changes.

On March 27, Congress passed the Coronavirus Aid, Relief and Economic Security Act (the "CARES Act"). Among other provisions, the CARES Act includes temporary relief from certain tax rules applicable to Qualified Certificates.

Required Minimum Distributions. The CARES Act allows participants and beneficiaries in certain qualified plans and IRAs to suspend taking required minimum distributions in 2020, including any initial required minimum distributions for 2019 that would have been due by April 1, 2020. Additionally, the year 2020 will not be counted in measuring the five-year post-death distribution period requirement. Any distributions made in 2020 that, but for the CARES Act, would have been a required minimum distribution will instead be eligible for rollover and will not be subject to the 20% mandatory withholding.

Retirement Plan Distribution Relief. Under the CARES Act, an "eligible participant" can withdraw up to a total of $100,000 from IRAs and certain qualified plans that adopt this provision without being subject to the 10% additional tax on early distributions. The Federal income tax on these distributions can be spread ratably over three years and the distributions may be re-contributed during the three-year period following the distribution. For these purposes, eligible participants are participants who:

●  have been diagnosed with COVID-19,

●  have spouses or dependents diagnosed with COVID-19, or

●  have experienced adverse financial consequences stemming from COVID-19 as a result of

●  being quarantined, furloughed or laid off,

●  having reduced work hours,

●  being unable to work due to lack of child care,

●  the closing or reduction of hours of a business owned or operated by the participant, or

●  other factors determined by the Treasury Department.

Eligible participants can take these distributions from 401(k), 403(b), and governmental 457(b) plans even if they would otherwise be subject to in-service withdrawal restrictions (e.g., distributions before age 59 1/2) and the 20% withholding that would otherwise apply to these distributions does not apply.

Possible Charge for the Society's Taxes

The Society currently makes no charge against the Accumulated Value for any federal, state or local taxes that may be incurred by the Society and be attributable to the Subaccounts or the Certificates. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that the Society determines to be properly attributable to the Subaccounts or to the Certificates.

Other Tax Consequences

As noted above, the foregoing comments about the federal tax consequences under these Certificates are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the federal income tax consequences discussed herein reflect our understanding of current law. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Certificate could change by legislation or otherwise.

Federal Estate, Gift and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Under certain circumstances, the Code may impose a generation-skipping ("GST") tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified tax adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax. Distribution from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax adviser for more information.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

Definition of "Spouse." The Certificate provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise. All Certificate provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriage must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

DISTRIBUTION OF THE CERTIFICATES

We have entered into a distribution agreement with our affiliate, MWA Financial Services, Inc. ("MWAFS") for the distribution and sale of the Certificates. MWAFS may sell the Certificates through its registered representatives.

MWAFS may receive a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Certificate assets allocated to the Investment Option: American Funds IS Capital World Bond Fund—Class 2, American Funds IS Growth Fund—Class 2 and American Funds IS Growth-Income Fund—Class 2; BNY Mellon Sustainable U.S. Equity Portfolio, Inc.—Service Share Class; and Federated Hermes Quality Bond Fund II—Primary Shares; Fidelity® VIP Energy Portfolio—Service Class 2, Fidelity® VIP High Income Portfolio—Service Class 2 and Fidelity® VIP Mid Cap Portfolio. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares.

We pay commissions to MWAFS for the sale of the Certificates by its registered representatives. The maximum commissions payable will be 4% of the premiums paid under a Certificate during the first Certificate Year and 3% of the premiums paid in the second and subsequent Certificate Years.

MWAFS passes through commissions it receives to its registered representatives and does not retain any override as distributor for the Certificates. However, under the distribution agreement with MWAFS, we pay the following sales expenses: manager and registered representative compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Certificates.

Proceeds from the Surrender Charge on the Certificates are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

Because registered representatives of MWAFS are also insurance agents of the Society, they and their managers are eligible for various cash benefits such as bonuses, insurance benefits and financing arrangements and non-cash compensation programs that we may provide jointly with MWAFS. These programs include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, subject to applicable regulatory requirements. Sales of the Certificates may help registered representatives and/or their managers qualify for such benefits. In addition, MWAFS registered representatives who meet certain Society productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Certificates, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

See "DISTRIBUTION OF THE CERTIFICATES" in the Statement of Additional Information for more information concerning compensation paid for the sale of the Certificates.

Under the BrokerCheck Program, Financial Industry Regulatory Authority ("FINRA") provides certain information regarding the disciplinary history of member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. FINRA's BrokerCheck Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure is available that includes information describing FINRA BrokerCheck.

Investor concerns may be directed to MWA Financial Services, Inc. at 1701 1st Avenue, Rock Island, IL 61201 or by calling our toll-free number at 1-866-628-6776.

LEGAL PROCEEDINGS

The Society, like other insurers, is involved in lawsuits. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Society believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account, the ability of MWA Financial Services, Inc. to perform its contract with the Society or the ability of the Society to meet its obligations under the Certificate.

VOTING RIGHTS

To the extent required by law, the Society will vote Fund shares held in the Account at regular and special shareholder meetings of the Funds, in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and, as a result, the Society determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

The number of votes you have the right to instruct will be calculated separately for each Subaccount to which you have allocated or transferred Accumulated Value or proceeds, and may include fractional votes. The number of votes attributable to a Subaccount is determined by dividing your Accumulated Value or proceeds in that Subaccount by the net asset value per share of the Investment Option of the corresponding Subaccount.

The number of votes of an Investment Option that are available to you is determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at the relevant meeting for that Fund. Voting instructions will be solicited prior to such meeting in accordance with procedures established by each Fund.

The Society will vote Fund shares attributable to Certificates as to which no timely instructions are received (as well as any Fund shares held in the Account which are not attributable to Certificates) in proportion to the voting instructions received with respect to all Certificates participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro-rata basis to reduce the votes eligible to be cast on a matter. Proportional voting may result in a small number of Certificate Holders or contract owners determining the outcome of a vote.

ADMINISTRATIVE SERVICES AGREEMENT

The Certificates are administered by se2, LLC ("se2"), a Kansas limited liability company having its principal offices at 5801 SW 6th Avenue, Topeka, Kansas 66636-0001, pursuant to an administrative services agreement between the Society and se2. Se2 also maintains records of transactions relating to the Certificates and provides other services.

FINANCIAL STATEMENTS

The audited statutory-basis balance sheets of the Society as of December 31, 2019 and 2018, and the related statutory-basis statements of operations, changes in surplus and cash flow for each of the three years in the period ended December 31, 2019, and the related report of Ernst & Young LLP, independent registered public accounting firm, are contained in the Statement of Additional Information. Likewise the audited statements of assets and liabilities of the Account as of December 31, 2019, and the related statements of operations and changes in net assets for the periods indicated thereon, as disclosed in the financial statements, as well as the related report of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information.

The Society's statutory-basis financial statements should be considered only as bearing on the Society's ability to meet its obligations under the Certificates. They should not be considered as bearing on the investment performance of the assets held in the Account.

Investment Company Act of 1940, File Number 811-10429

APPENDIX A

Condensed Financial Information

The Account commenced operations on February 11, 2002; however, no premiums were received until May 29, 2002. Except where otherwise noted, the information presented below reflects the accumulation unit information for the Subaccounts for the one-year periods ended on December 31.

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
American Century VP Capital Appreciation Fund(8)
2014 (4/25/14 to 12/31/14)	$19.503145	$21.416394	229,651.700126
2015	$21.416394	$21.528562	275,941.874306
2016	$21.528562	$21.917761	273,671.733523
2017	$21.917761	$26.326526	301,277.940779
2018	$26.326526	$24.611831	327,802.394937
2019	$24.611831	$32.904251	365,107.614673
American Century VP Mid Cap Value Fund
2010	$10.471417	$12.314716	112,531.203560
2011	$12.314716	$12.061150	102,603.953653
2012	$12.061150	$13.836329	101,965.454333
2013	$13.836329	$17.754717	132,366.394446
2014	$17.754717	$20.385208	179,864.370606
2015	$20.385208	$19.815694	214,678.139387
2016	$19.815694	$24.009407	275,935.436782
2017	$24.009407	$26.447911	360,726.065705
2018	$26.447911	$22.732970	386,297.947898
2019	$22.732970	$28.954352	387,778.175515
American Century VP Ultra® Fund
2010	$9.537589	$10.917630	83,969.564207
2011	$10.917630	$10.882287	82,582.793768
2012	$10.882287	$12.226038	91,796.756854
2013	$12.226038	$16.527479	96,700.612766
2014	$16.527479	$17.928426	103,123.644372
2015	$17.928426	$18.789754	113,835.042143
2016	$18.789754	$19.354873	119,167.990297
2017	$19.354873	$25.239993	136,630.847356
2018	$25.239993	$25.078273	212,439.770403
2019	$25.078273	$33.284316	287,935.354592

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
American Funds IS Capital Income Builder—Class 1(9)
2015	$10.000000	$9.385905	140,146.874076
2016	$9.385905	$9.642218	378,187.325164
2017	$9.642218	$10.773513	551,804.504577
2018	$10.773513	$9.904529	669,439.391919
2019	$9.904529	$11.541440	773,804.641158
American Funds IS Capital World Bond Fund—Class 2(9)(14)
2015	$10.000000	$9.504684	41,634.841650
2016	$9.504684	$9.628251	166,834.175820
2017	$9.628251	$10.146524	323,496.362671
2018	$10.146524	$9.872483	469,159.899066
2019	$9.872483	$10.492506	540,059.552444
American Funds IS Global Growth and Income Fund—Class 1(9)
2015	$10.000000	$9.223966	211,043.803474
2016	$9.223966	$9.789425	325,436.003132
2017	$9.789425	$12.203790	600,923.292554
2018	$12.203790	$10.908465	1,028,098.196485
2019	$10.908465	$14.134618	1,220,737.579582
American Funds IS Global Small Capitalization Fund—Class 1(9)
2015	$10.000000	$9.234934	152,027.244563
2016	$9.234934	$9.321460	292,782.743030
2017	$9.321460	$11.603275	472,585.514943
2018	$11.603275	$10.262985	725,474.353985
2019	$10.262985	$13.344165	833,487.191277
American Funds IS Growth Fund—Class 2(9)
2015	$10.000000	$9.926705	208,834.855226
2016	$9.926705	$10.718880	465,413.182128
2017	$10.718880	$13.562163	871,391.389190
2018	$13.562163	$13.340789	1,486,229.614106
2019	$13.340789	$17.205390	1,920,710.099424
American Funds IS Growth-Income Fund—Class 2(9)
2015	$10.000000	$9.616704	402,841.976689
2016	$9.616704	$10.576989	749,249.628993
2017	$10.576989	$12.766188	1,121,973.814909
2018	$12.766188	$12.363994	1,605,716.144439
2019	$12.363994	$15.380230	1,837,431.889285

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
American Funds IS Managed Risk Growth Fund—Class P1(9)
2015	$10.000000	$9.638990	29,630.512319
2016	$9.638990	$9.780966	58,913.415962
2017	$9.780966	$12.176398	119,287.778866
2018	$12.176398	$12.002870	185,787.716530
2019	$12.002870	$14.442327	252,733.865844
American Funds IS Managed Risk Growth-Income Fund—Class P1(9)
2015	$10.000000	$9.390041	62,790.395665
2016	$9.390041	$9.862154	113,058.050632
2017	$9.862154	$11.733668	202,124.250376
2018	$11.733668	$11.378166	231,833.119042
2019	$11.378166	$13.368585	267,213.367929
American Funds IS New World Fund—Class 1(9)
2015	$10.000000	$9.071567	74,618.739892
2016	$9.071567	$9.447012	174,179.697026
2017	$9.447012	$12.087376	451,826.016652
2018	$12.087376	$10.271020	643,077.672896
2019	$10.271020	$13.114474	621,424.411543
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.—Service Share Class(11)(15)
2010	$12.525233	$14.147557	31,049.014000
2011	$14.147557	$14.043923	37,232.101967
2012	$14.043923	$15.469744	40,275.742812
2013	$15.469744	$20.442700	63,397.918148
2014	$20.442700	$22.807890	89,594.566794
2015	$22.807890	$21.724710	96,484.375727
2016	$21.724710	$23.584523	100,379.518438
2017	$23.584523	$26.758056	106,618.925015
2018	$26.758056	$25.162572	98,188.222920
2019	$25.162572	$33.254902	105,370.511973
BNY Mellon Variable Insurance Fund Appreciation Portfolio—Initial Share Class(16)
2010	$12.732036	$14.478320	77,184.591767
2011	$14.478320	$15.566272	87,106.275936
2012	$15.566272	$16.951995	137,121.873932
2013	$16.951995	$20.246086	185,701.264187
2014	$20.246086	$21.582169	216,348.996183
2015	$21.582169	$20.758774	219,882.637610
2016	$20.758774	$22.091110	214,033.772442
2017	$22.091110	$27.741947	217,244.062118
2018	$27.741947	$25.482202	212,709.623353
2019	$25.482202	$34.201745	212,417.500275

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
BNY Mellon Variable Insurance Fund Growth and Income Portfolio—Initial Share Class(16)
2010	$9.688417	$11.331499	86,117.473401
2011	$11.331499	$10.863383	94,446.166927
2012	$10.863383	$12.649263	97,264.955711
2013	$12.649263	$17.063272	128,908.329644
2014	$17.063272	$18.523050	167,673.678561
2015	$18.523050	$18.556684	166,868.911856
2016	$18.556684	$20.137192	168,528.197185
2017	$20.137192	$23.774181	195,598.020858
2018	$23.774181	$22.345653	199,070.712247
2019	$22.345653	$28.454574	195,658.236852
BNY Mellon Variable Insurance Fund International Equity Portfolio—Initial Share Class(16)
2010	$18.628177	$20.211577	213,868.612843
2011	$20.211577	$17.006429	198,307.655612
2012	$17.006429	$20.653809	201,902.162711
2013	$20.653809	$23.981259	237,538.424270
2014	$23.981259	$23.023063	264,811.110634
2015	$23.023063	$23.017319	276,207.667765
2016	$23.017319	$21.443337	266,298.123516
2017	$21.443337	$26.926842	253,782.501598
2018	$26.926842	$22.379659	257,511.752792
2019	$22.379659	$26.498523	243,053.691996
BNY Mellon Variable Insurance Fund Opportunistic Small Cap Portfolio—Initial Share Class(4)(16)
2010	$8.406533	$10.872516	284,243.767154
2011	$10.872516	$9.238231	273,145.456005
2012	$9.238231	$10.983815	286,961.300872
2013	$10.983815	$16.091158	353,086.551564
2014	$16.091158	$16.121968	430,146.838303
2015	$16.121968	$15.537346	472,022.774460
2016	$15.537346	$17.939300	528,918.161876
2017	$17.939300	$22.058825	690,496.793665
2018	$22.058825	$17.602665	873,658.201584
2019	$17.602665	$21.140273	954,502.179771

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Calvert VP NASDAQ-100 Index Portfolio(1)
2010	$13.356991	$15.754313	126,204.726648
2011	$15.754313	$16.006454	129,084.896784
2012	$16.006454	$18.565943	183,577.557565
2013	$18.565943	$24.910994	214,356.957635
2014	$24.910994	$29.151926	291,079.959828
2015	$29.151926	$31.357897	406,874.182794
2016	$31.357897	$32.965399	447,886.153609
2017	$32.965399	$43.029510	541,812.623308
2018	$43.029510	$42.233802	744,997.718293
2019	$42.233802	$57.802194	841,037.638092
Calvert VP Russell 2000 Small Cap Index Portfolio(2)
2010	$13.007941	$16.173845	243,537.568318
2011	$16.173845	$15.171867	230,596.418512
2012	$15.171867	$17.281008	227,157.843975
2013	$17.281008	$23.500217	276,284.628937
2014	$23.500217	$24.137523	326,416.439789
2015	$24.137523	$22.568007	351,968.614896
2016	$22.568007	$26.913528	429,723.945706
2017	$26.913528	$30.357700	423,745.345088
2018	$30.357700	$26.573744	673,199.792973
2019	$26.573744	$32.778042	771,604.599560
Calvert VP S&P MidCap 400 Index Portfolio(3)
2010	$14.020954	$17.419474	176,727.632217
2011	$17.419474	$16.795669	167,292.586083
2012	$16.795669	$19.429561	168,007.911219
2013	$19.429561	$25.450894	224,282.540175
2014	$25.450894	$27.422344	276,113.200853
2015	$27.422344	$26.318350	303,872.576413
2016	$26.318350	$31.216643	330,876.157188
2017	$31.216643	$35.680151	568,086.798931
2018	$35.680151	$31.197526	460,810.254960
2019	$31.197526	$38.714038	474,034.251558

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Federated Hermes Government Money Fund II—Service Share Class(5)(6)(10)(17)
2011 (7/15/11 to 12/31/11)	$10.285416	$10.219804	207,424.469127
2012	$10.219804	$10.078311	232,654.800538
2013	$10.078311	$9.939154	228,501.219108
2014	$9.939154	$9.801919	92,310.440259
2015	$9.801919	$9.666645	107,083.707796
2016	$9.666645	$9.533542	100,565.787235
2017	$9.533542	$9.431625	107,788.858645
2018	$9.431625	$9.417030	130,466.951302
2019	$9.417030	$9.439495	259,647.752137
Federated Managed Tail Risk Fund II—Primary Shares(5)(7)(12)
2011 (7/15/11 to 12/31/11)	$10.000000	$9.331592	371,618.906662
2012	$9.331592	$10.138703	347,001.242602
2013	$10.138703	$11.643770	332,050.797918
2014	$11.643770	$11.371877	329,866.228781
2015	$11.371877	$10.509443	312,084.923193
2016	$10.509443	$9.929677	315,140.371407
2017	$9.929677	$10.865151	300,269.188307
2018 (1/1/18 to 8/17/18)	$10.865151	—	—
Federated Hermes Managed Volatility Fund II—Primary Shares(5)(6)(18)
2011 (7/15/11 to 12/31/11)	$16.269897	$16.166056	312,389.979164
2012	$16.166056	$18.102556	300,886.672945
2013	$18.102556	$21.734314	410,755.840320
2014	$21.734314	$22.272395	573,949.650045
2015	$22.272395	$20.304913	522,987.201054
2016	$20.304913	$21.565272	488,613.103100
2017	$21.565272	$25.120259	508,871.072028
2018	$25.120259	$22.667546	657,096.220127
2019	$22.667546	$26.876454	587,457.334086
Federated Hermes Quality Bond Fund II—Primary Shares(5)(19)
2011 (7/15/11 to 12/31/11)	$10.000000	$9.796378	1,062,616.866594
2012	$9.796378	$10.600015	1,071,306.492154
2013	$10.600015	$10.561849	1,263,270.259201
2014	$10.561849	$10.811113	1,488,796.259020
2015	$10.811113	$10.635880	1,574,294.891975
2016	$10.635880	$10.890563	1,578,737.235559
2017	$10.890563	$11.174037	1,782,719.512353
2018	$11.174037	$10.953577	1,901,255.219120
2019	$10.953577	$11.822466	2,255,753.310706

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Fidelity® VIP Contrafund PortfolioSM—Initial Class
2010	$14.062540	$16.254565	857,140.185279
2011	$16.254565	$15.626166	825,277.331138
2012	$15.626166	$17.939668	818,420.739351
2013	$17.939668	$23.227367	938,767.872752
2014	$23.227367	$25.642543	1,060,127.502169
2015	$25.642543	$25.458163	1,149,935.181520
2016	$25.458163	$27.117609	1,189,272.307691
2017	$27.117609	$32.594976	1,264,417.624829
2018	$32.594976	$30.092827	1,364,335.867917
2019	$30.092827	$39.049019	1,398,474.582766
Fidelity® VIP Energy Portfolio—Service Class 2(9)
2015	$10.000000	$7.229440	186,955.396433
2016	$7.229440	$9.518863	683,405.763928
2017	$9.518863	$9.127256	779,579.389639
2018	$9.127256	$6.771266	747,942.632617
2019	$6.771266	$7.333808	690,361.411748
Fidelity® VIP Freedom 2015 PortfolioSM—Initial Class
2010	$10.181774	$11.355004	168,670.687567
2011	$11.355004	$11.159020	168,107.721620
2012	$11.159020	$12.350212	179,128.445641
2013	$12.350212	$13.934965	189,843.430636
2014	$13.934965	$14.388508	170,328.162060
2015	$14.388508	$14.142690	129,595.969328
2016	$14.142690	$14.772881	123,706.760312
2017	$14.772881	$16.769510	117,333.280969
2018	$16.769510	$15.698274	104,862.037557
2019	$15.698274	$18.308527	89,929.289961
Fidelity® VIP Freedom 2020 PortfolioSM—Initial Class
2010	$10.134649	$11.442507	323,390.703221
2011	$11.442507	$11.168660	280,608.344792
2012	$11.168660	$12.488005	287,129.430919
2013	$12.488005	$14.287894	303,965.430509
2014	$14.287894	$14.770482	309,230.507589
2015	$14.770482	$14.526875	311,883.915744
2016	$14.526875	$15.203827	307,226.331092
2017	$15.203827	$17.486042	351,577.704872
2018	$17.486042	$16.232372	408,728.427767
2019	$16.232372	$19.230478	394,854.667058

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Fidelity® VIP Freedom 2025 PortfolioSM—Initial Class
2010	$10.048237	$11.473325	199,939.263074
2011	$11.473325	$11.077073	242,723.546267
2012	$11.077073	$12.574205	271,781.591240
2013	$12.574205	$14.874836	298,463.125519
2014	$14.874836	$15.412264	357,763.106635
2015	$15.412264	$15.171389	346,677.527125
2016	$15.171389	$15.887940	409,865.667016
2017	$15.887940	$18.473323	465,161.758056
2018	$18.473323	$17.029768	516,162.219809
2019	$17.029768	$20.465418	560,127.203241
Fidelity® VIP Freedom 2030 PortfolioSM—Initial Class
2010	$9.666999	$11.066047	297,399.767520
2011	$11.066047	$10.630529	344,528.777001
2012	$10.630529	$12.116856	369,856.212935
2013	$12.116856	$14.538219	484,552.770992
2014	$14.538219	$15.047940	597,063.684815
2015	$15.047940	$14.805070	615,593.047170
2016	$14.805070	$15.565954	674,942.689488
2017	$15.565954	$18.569662	795,328.332779
2018	$18.569662	$16.886981	910,806.329683
2019	$16.886981	$20.722063	926,193.484710
Fidelity® VIP Freedom 2035 PortfolioSM—Initial Class(9)
2015	$10.000000	$9.376398	50,226.700182
2016	$9.376398	$9.882444	164,023.152794
2017	$9.882444	$12.021997	320,621.533585
2018	$12.021997	$10.752220	481,856.924470
2019	$10.752220	$13.518727	607,035.855493
Fidelity® VIP Freedom 2040 PortfolioSM—Initial Class(9)
2015	$10.000000	$9.379189	18,053.340968
2016	$9.379189	$9.882278	76,997.883193
2017	$9.882278	$12.046023	124,839.471910
2018	$12.046023	$10.704521	305,558.956880
2019	$10.704521	$13.567834	325,119.087809

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Fidelity® VIP Freedom 2045 PortfolioSM—Initial Class(9)
2015	$10.000000	$9.378750	11,828.244297
2016	$9.378750	$9.878999	33,345.454329
2017	$9.878999	$12.041152	68,228.723747
2018	$12.041152	$10.699411	151,437.765606
2019	$10.699411	$13.566279	177,344.557905
Fidelity® VIP Freedom 2050 PortfolioSM—Initial Class(9)
2015	$10.000000	$9.378538	8,777.054167
2016	$9.378538	$9.881781	158,825.575271
2017	$9.881781	$12.038135	188,085.397673
2018	$12.038135	$10.697007	302,396.113164
2019	$10.697007	$13.557005	330,250.403029
Fidelity® VIP Growth Portfolio—Initial Class
2010	$12.179330	$14.913700	157,908.406955
2011	$14.913700	$14.738563	180,063.883378
2012	$14.738563	$16.669622	167,570.656065
2013	$16.669622	$22.413077	188,510.746299
2014	$22.413077	$24.600821	253,459.490294
2015	$24.600821	$26.001829	272,145.533652
2016	$26.001829	$25.849107	284,544.850335
2017	$25.849107	$34.450231	376,015.625486
2018	$34.450231	$33.914630	494,762.191525
2019	$33.914630	$44.923141	566,751.994020
Fidelity® VIP Growth & Income Portfolio—Initial Class
2010	$10.730983	$12.155125	212,388.522890
2011	$12.155125	$12.180643	193,052.090063
2012	$12.180643	$14.242175	171,475.479512
2013	$14.242175	$18.760042	234,547.929711
2014	$18.760042	$20.438386	287,338.015776
2015	$20.438386	$19.698134	308,435.245093
2016	$19.698134	$22.550894	293,106.706728
2017	$22.550894	$25.998488	343,537.155722
2018	$25.998488	$23.334821	345,192.471707
2019	$23.334821	$29.928560	334,328.474996

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Fidelity® VIP High Income Portfolio—Service Class 2
2010	$17.087001	$19.156277	224,444.902459
2011	$19.156277	$19.594742	228,228.560966
2012	$19.594742	$22.023316	314,170.231924
2013	$22.023316	$22.956841	428,840.938822
2014	$22.956841	$22.844593	499,738.217805
2015	$22.844593	$21.658227	597,170.650431
2016	$21.658227	$24.386524	652,749.466271
2017	$24.386524	$25.713450	933,493.757681
2018	$25.713450	$24.436820	1,044,934.972347
2019	$24.436820	$27.658721	1,140,028.125965
Fidelity® VIP Index 500 Portfolio—Initial Class
2010	$10.782641	$12.230035	626,019.309395
2011	$12.230035	$12.307758	604,066.911564
2012	$12.307758	$14.069176	533,401.922031
2013	$14.069176	$18.348773	655,851.349780
2014	$18.348773	$20.551079	827,456.759439
2015	$20.551079	$20.537753	1,047,318.662576
2016	$20.537753	$22.657177	1,186,123.362110
2017	$22.657177	$27.197174	1,418,327.754170
2018	$27.197174	$25.614933	1,557,063.098323
2019	$25.614933	$33.180920	1,656,029.853944
Fidelity® VIP Mid Cap Portfolio—Service Class 2
2010	$17.111469	$21.696355	539,126.296948
2011	$21.696355	$19.075658	516,322.863133
2012	$19.075658	$21.551143	502,383.339348
2013	$21.551143	$28.877326	556,189.737167
2014	$28.877326	$30.196349	631,030.145638
2015	$30.196349	$29.294376	635,869.229608
2016	$29.294376	$32.335740	624,429.549854
2017	$32.335740	$38.439886	624,818.199108
2018	$38.439886	$32.306353	642,901.859036
2019	$32.306353	$39.243062	630,491.406729

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Fidelity® VIP Overseas Portfolio—Initial Class
2010	$16.349235	$18.235322	325,457.194287
2011	$18.235322	$14.897361	328,970.281659
2012	$14.897361	$17.738328	311,010.207557
2013	$17.738328	$22.818044	336,956.994286
2014	$22.818044	$20.685323	376,953.043053
2015	$20.685323	$21.139104	359,878.354385
2016	$21.139104	$19.792517	351,960.610656
2017	$19.792517	$25.431821	365,356.444962
2018	$25.431821	$21.364997	400,856.701253
2019	$21.364997	$26.920323	384,941.941800
Fidelity® VIP Real Estate Portfolio—Initial Class
2010	$6.403633	$8.236732	121,259.049201
2011	$8.236732	$8.780957	212,826.371694
2012	$8.780957	$10.267828	414,592.720689
2013	$10.267828	$10.310818	695,460.885671
2014	$10.310818	$13.237182	1,033,879.267697
2015	$13.237182	$13.539005	1,245,219.772575
2016	$13.539005	$14.120440	1,396,975.699443
2017	$14.120440	$14.492363	1,410,746.776009
2018	$14.492363	$13.401819	1,339,922.954446
2019	$13.401819	$16.285696	1,304,181.003905
JP Morgan Insurance Trust Mid Cap Value Portfolio—Class 1
2010	$14.957638	$18.210315	221,298.558916
2011	$18.210315	$18.348185	197,924.355316
2012	$18.348185	$21.781311	215,756.166130
2013	$21.781311	$28.419214	307,121.227456
2014	$28.419214	$32.260912	404,630.142268
2015	$32.260912	$30.970659	481,729.473263
2016	$30.970659	$35.032753	527,585.337410
2017	$35.032753	$39.306166	582,174.529138
2018	$39.306166	$34.172553	595,297.159678
2019	$34.172553	$42.719472	577,539.001656

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
JP Morgan Insurance Trust Small Cap Core Portfolio—Class 1
2010	$14.831090	$18.593168	201,270.393235
2011	$18.593168	$17.462637	205,729.720087
2012	$17.462637	$20.618158	209,467.403838
2013	$20.618158	$28.933917	252,110.281156
2014	$28.933917	$31.272261	311,088.561758
2015	$31.272261	$29.211576	418,109.461347
2016	$29.211576	$34.633114	475,982.997374
2017	$34.633114	$39.357230	546,937.564853
2018	$39.357230	$34.180733	633,936.235610
2019	$34.180733	$41.993285	695,083.359838
T. Rowe Price Equity Income Portfolio
2010	$11.302802	$12.819729	598,065.053073
2011	$12.819729	$12.553096	551,998.932791
2012	$12.553096	$14.502292	509,277.614404
2013	$14.502292	$18.553182	544,544.922237
2014	$18.553182	$19.646457	588,220.280879
2015	$19.646457	$18.047193	581,455.227997
2016	$18.047193	$21.210587	600,926.812278
2017	$21.210587	$24.270127	668,658.958919
2018	$24.270127	$21.659285	680,996.065478
2019	$21.659285	$26.999116	660,830.127412
T. Rowe Price Health Sciences Portfolio(9)
2015	$10.000000	$9.921995	780,181.800404
2016	$9.921995	$8.759510	1,359,153.824949
2017	$8.759510	$11.021875	1,745,650.769127
2018	$11.021875	$10.989270	2,166,869.379020
2019	$10.989270	$13.974494	2,362,547.303071
T. Rowe Price Mid-Cap Growth Portfolio
2010	$19.415043	$24.529819	35,331.887554
2011	$24.529819	$23.884968	71,081.531042
2012	$23.884968	$26.827801	138,894.792841
2013	$26.827801	$36.165616	268,822.479778
2014	$36.165616	$40.344132	442,219.826909
2015	$40.344132	$42.398153	565,411.935809
2016	$42.398153	$44.431021	644,514.563553
2017	$44.431021	$54.675197	784,730.307451
2018	$54.675197	$52.821016	1,008,028.809664
2019	$52.821016	$68.391048	1,150,291.991254

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
T. Rowe Price Moderate Allocation Portfolio(13)
2010	$13.760611	$15.430574	663,652.599667
2011	$15.430574	$15.168969	647,607.401437
2012	$15.168969	$17.224363	653,525.690902
2013	$17.224363	$20.032121	795,004.114342
2014	$20.032121	$20.782671	937,169,080918
2015	$20.782671	$20.485815	1,040,198.558530
2016	$20.485815	$21.507688	1,031,116.182337
2017	$21.507688	$24.904686	1,154,990.453782
2018	$24.904686	$23.312047	1,331,466.160377
2019	$23.312047	$27.542598	1,375,903.077697
T. Rowe Price New America Growth Portfolio
2010	$15.281237	$18.030210	148,765.462886
2011	$18.030210	$17.592050	155,971.829448
2012	$17.592050	$19.624945	176,715.710902
2013	$19.624945	$26.710425	229,071.280634
2014	$26.710425	$28.800313	303,708.464038
2015	$28.800313	$30.845275	381,612.403946
2016	$30.845275	$30.818231	415,107.129789
2017	$30.818231	$40.858294	480,024.140231
2018	$40.858294	$40.757759	649,050.197939
2019	$40.757759	$54.234928	752,663.272345
T. Rowe Price International Stock Portfolio
2010	$13.308931	$15.021083	175,843.956083
2011	$15.021083	$12.912910	211,020.642698
2012	$12.912910	$15.082238	212,481.178718
2013	$15.082238	$16.964281	243,940.105242
2014	$16.964281	$16.522687	299,055.709635
2015	$16.522687	$16.147604	368,274.116903
2016	$16.147604	$16.263979	389,515.873951
2017	$16.263979	$20.512615	416,999.849181
2018	$20.512615	$17.354608	454,442.110050
2019	$17.354608	$21.868100	463,933.538372

(1)  The Accumulation Unit Value information is based on the subaccount's investment in the Summit NASDAQ-100® Index Portfolio prior to the date of the name change of the Summit NASDAQ-100® Index Portfolio to Calvert VP NASDAQ-100® Index Portfolio, which occurred on or about April 30, 2010.

(2)  The Accumulation Unit Value information is based on the subaccount's investment in the Summit Russell 2000® Small Cap Index Portfolio prior to the date of the name change of the Summit Russell 2000® Small Cap Index Portfolio to Calvert VP Russell 2000® Small Cap Index Portfolio, which occurred on or about April 30, 2010.

(3)  The Accumulation Unit Value information is based on the subaccount's investment in the Summit S&P MidCap 400® Index Portfolio prior to the date of the name change of the Summit S&P MidCap 400® Index Portfolio to Calvert VP S&P MidCap 400® Index Portfolio, which occurred on or about April 30, 2010.

(4)  The Accumulation Unit Value information is based upon the subaccount's investment in the Dreyfus VIF* Developing Leaders Portfolio prior to the date of the name change of the Dreyfus VIF* Developing Leaders Portfolio to Dreyfus VIF* Opportunistic Small Cap Portfolio, which occurred on or about April 19, 2010.

(5)  Available for allocations of premiums or Accumulated Value effective July 15, 2011.

(6)  The accumulation unit value information at the beginning of the year/period for the Federated Fund is the same as the accumulation unit value information for the relevant EquiTrust Fund as of the date of the merger (July 15, 2011).

(7)  The Accumulation Unit Value information is based on the subaccount's investment in the Federated Capital Appreciation Fund II—Primary Shares prior to the date of the name change of the Federated Capital Appreciation Fund II—Primary Shares to the Federated Managed Tail Risk Fund II—Primary Shares, which occurred on or about February 15, 2013.

(8)  Available for allocations of premiums or Accumulated Value effective April 25, 2014.

(9)  Available May 1, 2015.

(10)  The Accumulation Unit Value information is based on the subaccount's investment in the Federated Prime Money Fund II—Primary Shares prior to the date of the name change of the Federated Prime Money Fund II—Primary Shares to the Federated Government Money Fund II—Service Share Class, which occurred on or about April 30, 2016.

(11)  The Accumulation Unit Value information is based on the subaccount's investment in The Dreyfus Socially Responsible Growth Fund—Service Share Class prior to the date of the name change of The Dreyfus Socially Responsible Growth Fund—Service Share Class to The Dreyfus Sustainable U.S. Equity Portfolio, Inc.—Service Share Class, which occurred on or about May 1, 2017.

(12)  Effective August 17, 2018, the Federated Managed Tail Risk Fund II merged into the Federated Managed Volatility Fund II.

(13)  The Accumulation Unit Value information is based on the subaccount's investment in the T. Rowe Price Personal Strategy Balanced Portfolio prior to the date of the name change of the T. Rowe Price Personal Strategy Balanced Portfolio to T. Rowe Price Moderate Allocation Portfolio, which occurred on or about May 1, 2019.

(14)  The Accumulation Unit Value information is based on the subaccount's investment in the American Funds IS Global Bond Fund-Class 2 prior to the date of the name change of the American Funds IS Global Bond Fund-Class 2 to American Funds IS Capital World Bond Fund-Class 2, which occurred on or about May 1, 2020.

(15)  The Accumulation Unit Value information is based on the subaccount's investment in The Dreyfus Sustainable U.S. Equity Portfolio, Inc.-Service Share Class prior to the date of the name change of The Dreyfus Sustainable U.S. Equity Portfolio, Inc.-Service Share Class to BNY Mellon Sustainable U.S. Equity Portfolio, Inc.-Service Share Class, which occurred on or about June 3, 2019.

(16)  Effective on or about June 3, 2019, the Dreyfus Variable Investment Fund changed its name to BNY Mellon Variable Investment Fund. There were no changes to the Portfolios' names.

(17)  The Accumulation Unit Value information is based on the subaccount's investment in the Federated Government Money Fund II—Service Share Class prior to the date of the name change of the Federated Government Money Fund II—Service Share Class to Federated Hermes Government Money Fund II—Service Share Class, which occurred on or about April 28, 2020.

(18)  The Accumulation Unit Value information is based on the subaccount's investment in the Federated Managed Volatility Fund II—Primary Shares prior to the date of the name change of the Federated Managed Volatility Fund II—Primary Shares to Federated Hermes Managed Volatility Fund II—Primary Shares, which occurred on or about April 28, 2020.

(19)  The Accumulation Unit Value information is based on the subaccount's investment in the Federated Quality Bond Fund II—Primary Shares prior to the date of the name change of the Federated Quality Bond Fund II—Primary Shares to Federated Hermes Quality Bond Fund II—Primary Shares, which occurred on or about April 28, 2020.

APPENDIX B

Calculating Variable Annuity Payments

The following chart has been prepared to show how investment performance could affect variable annuity payments over time. It illustrates the variable annuity payments under a supplemental contract issued in consideration of proceeds from a Non-Qualified Certificate. The chart illustrates certain variable annuity payments under five hypothetical rate of return scenarios. Of course, the illustrations merely represent what such payments might be under a hypothetical supplemental contract issued for proceeds from a hypothetical Certificate.

What the Chart Illustrates. The chart illustrates the first monthly payment in each of 25 years under a hypothetical variable payment supplemental contract issued in consideration of proceeds from a hypothetical Non-Qualified Certificate assuming a different hypothetical rate of return for a single Subaccount supporting the supplemental contract. The chart assumes that the first monthly payment in the initial year shown is $1,000.

Hypothetical Rates of Return. The variable annuity payments reflect five different assumptions for a constant investment return before fees and expenses: 0.00%, 3.55%, 7.10%, 9.55% and 12.00%. Net of all expenses, these constant returns are: -2.10%, 1.45%, 5.00%, 7.45% and 9.90%. The first variable annuity payment for each year reflects the 5% assumed interest rate net of all expenses for the Subaccount (and the underlying Funds) pro-rated for the month shown. Fund management fees and operating expenses are assumed to be at an annual rate of .70% of their average daily net assets. The mortality and expense risk charge is assumed to be at an annual rate of 1.40% of the illustrated Subaccount's average daily net assets.

The first monthly variable annuity payments depicted in the chart are based on hypothetical supplemental contracts and hypothetical investment results and are not projections or indications of future results. The Society does not guarantee or even suggest that any Subaccount, Certificate or supplemental contract issued by it would generate these or similar monthly payments for any period of time. The chart is for illustration purposes only and does not represent future variable annuity payments or future investment returns. The first variable annuity payment in each year under an actual supplemental contract issued in connection with an actual Certificate will be more or less than those shown if the actual returns of the Subaccount(s) selected by the Certificate Holder are different from the hypothetical returns. Because a Subaccount's investment return will fluctuate over time, variable annuity payments actually received by a payee will be more or less than those shown in this illustration. Also, in an actual case, the total amount of variable annuity payments ultimately received will depend upon the settlement option selected and the life of the payee. See the Prospectus section titled "SETTLEMENT OPTIONS—Election of Settlement Options and Annuity Payments."

Assumptions on Which the Hypothetical Supplemental Contract and Certificate are Based. The chart reflects a hypothetical supplemental contract and Certificate. These, in turn, are based on the following assumptions:

●  The hypothetical Certificate is a Non-Qualified Certificate

●  The supplemental contract is issued in consideration of proceeds from the hypothetical Certificate

●  The proceeds applied under the supplemental contract represent the entire Net Accumulated Value of the Certificate and are allocated to a single Subaccount

●  The single Subaccount has annual constant rates of return before fees and expenses of 0.00%, 3.55%, 7.10%, 9.55% and 12.00%

●  Assumed interest rate is 5% per year

●  The payee elects to receive monthly variable annuity payments

●  The proceeds applied to the purchase of annuity units as of the effective date of the supplemental contract under the annuity settlement option selected result in an initial variable annuity payment of $1,000

For a discussion of how a Certificate Holder or payee may elect to receive monthly, quarterly, semiannual or annual variable annuity payments, see "SETTLEMENT OPTIONS."

Assumed Interest Rate. Among the most important factors that determine the amount of each variable annuity payment is the assumed interest rate. Under supplemental contracts available as of the date of this Prospectus, the assumed interest rate is 5%. Variable annuity payments will increase in size from one annuity payment date to the next if the annualized net rate of return during that time is greater than the assumed interest rate, and will decrease if the annualized net rate of return over the same period is less than the assumed interest rate. The assumed interest rate is an important component of the annuity unit value. For a detailed discussion of the assumed interest rate and annuity unit value, see "SETTLEMENT OPTIONS."

The $1,000 Initial Monthly Variable Annuity Payment. The hypothetical supplemental contract has an initial monthly variable annuity payment of $1,000. The dollar amount of the first variable annuity payment under an actual supplemental contract will depend upon:

●  the amount of proceeds applied

●  the annuity settlement option selected

●  the settlement option rates in the supplemental contract on the effective date

●  the assumed interest rate under the supplemental contract on the effective date

●  the age of the payee

●  in most cases, the sex of the payee

For each column in the chart, the entire proceeds are allocated to a Subaccount having a constant rate of return as shown at the top of the column. However, under an actual supplemental contract, proceeds are often allocated among several Subaccounts. The dollar amount of the first variable annuity payment attributable to each Subaccount is determined under an actual supplemental contract by dividing the dollar value of the proceeds applied to that Subaccount as of the effective date by $1,000, and multiplying the result by the annuity purchase rate in the supplemental contract for the settlement option selected. The amount of the first variable annuity payment is the sum of the first payments attributable to each Subaccount to which proceeds were allocated. For a detailed discussion of how the first variable annuity payment is determined, see "SETTLEMENT OPTIONS." For comparison purposes, hypothetical monthly fixed annuity payments are shown in the column using a 5% net assumed interest rate.

Initial Monthly Payments for Each Year Shown,
Assuming a Constant Rate of Return under Alternative Investment Scenarios

Contract Year	0.00% Gross -2.10% Net	3.55% Gross 1.45% Net	7.10% Gross 5.00% Net	9.55% Gross 7.45% Net	12.00% Gross 9.90% Net
1	$1,000	$1,000	$1,000	$1,000	$1,000
2	932	966	1,000	1,023	1,047
3	869	934	1,000	1,047	1,096
4	811	902	1,000	1,072	1,147
5	756	871	1,000	1,097	1,200
6	705	842	1,000	1,122	1,256
7	657	814	1,000	1,148	1,315
8	613	786	1,000	1,175	1,376
9	571	759	1,000	1,203	1,440
10	533	734	1,000	1,231	1,508
11	497	709	1,000	1,259	1,578
12	463	685	1,000	1,289	1,652
13	432	662	1,000	1,319	1,729
14	402	639	1,000	1,350	1,809
15	375	618	1,000	1,381	1,894
16	350	597	1,000	1,413	1,982
17	326	577	1,000	1,446	2,075
18	304	557	1,000	1,480	2,171
19	284	538	1,000	1,515	2,273
20	264	520	1,000	1,550	2,379
21	247	503	1,000	1,586	2,490
22	230	486	1,000	1,623	2,606
23	214	469	1,000	1,661	2,728
24	200	453	1,000	1,700	2,855
25	186	438	1,000	1,739	2,988

(This page has been left blank intentionally.)

STATEMENT OF ADDITIONAL INFORMATION

SAI-TOC

(This page has been left blank intentionally.)

If you would like a copy of the Statement of Additional Information, please complete the information below and detach and mail this card to the Society at our Administrative Center address shown on the cover of this Prospectus.

Name

Address

City, State, Zip

Tear at perforation

STATEMENT OF ADDITIONAL INFORMATION

MODERN WOODMEN OF AMERICA

Variable Product Administrative Center:

PO Box 2005

Rock Island, Illinois 61201

1-800-447-9811

MODERN WOODMEN OF AMERICA VARIABLE ANNUITY ACCOUNT

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CERTIFICATE

This Statement of Additional Information contains additional information to the Prospectus for the flexible premium deferred variable annuity certificate (the “Certificate”) offered by Modern Woodmen of America (the “Society”). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Certificate. The Prospectus for the Certificate is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing or calling our Administrative Center at the address or phone number shown above.

May 1, 2020

STATEMENT OF ADDITIONAL INFORMATION

SAI-TOC

ADDITIONAL CERTIFICATE PROVISIONS

The Certificate

The Certificate includes the basic Certificate, the application, any endorsement or additional benefit riders, all other attached papers and the Articles of Incorporation and By-Laws of the Society which are in force on the Issue Date. The statements made in the application are deemed representations and not warranties. We will not use any statement in defense of a claim or to void the Certificate unless it is contained in the application.

Incontestability

We will not contest the Certificate from its Issue Date.

Misstatement of Age or Sex

If the age or sex of the annuitant has been misstated, we will pay that amount which the premiums actually paid would have purchased at the correct age and sex.

CALCULATION OF YIELDS AND TOTAL RETURNS

The Society may disclose yields, total returns and other performance data for a Subaccount. Such performance data will be computed in accordance with the standards defined by the SEC, or be accompanied by performance data computed in such manner.

Money Market Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a specific seven-day period. This figure is computed by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Certificate with a balance of 1 subaccount unit at the beginning of the period, dividing this net change by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

The net change in account value reflects:

-                         net income from the Investment Option attributable to the hypothetical account, and

-                         charges and deductions imposed under the Certificate attributable to the hypothetical account.

The charges and deductions include per unit charges for the hypothetical account for:

-                         the annual administrative charge and

-                         the mortality and expense risk charge.

1

For purposes of calculating current yields for a Certificate, an average per unit administrative charge is used based on the $30 administrative charge deducted at the beginning of each Certificate Year. Current yields and effective yields will be calculated according to the SEC prescribed formulas set forth below:

Current Yield = ((NCS – ES)/UV) X (365/7)

Where:

NCS	=

the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 accumulation unit.

ES	=	per unit expenses attributable to the hypothetical account for the seven-day period.

UV	=	the unit value for the first day of the seven-day period.

Effective Yield = (1 + ((NCS – ES)/UV)) 365/7 – 1

Where:

NCS	=

the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 accumulation unit.

ES	=	per unit expenses attributable to the hypothetical account for the seven-day period.

UV	=	the unit value for the first day of the seven-day period.

The yield for the Money Market Subaccount will be lower than the yield for the Investment Option due to the charges and deductions imposed under the Certificate.

The current and effective yields of the Money Market Subaccount normally fluctuate on a daily basis and should not act as an indication or representation of future yields or rates of return.

The actual yield is affected by:

-                         changes in interest rates on money market securities,

-                         the average portfolio maturity of the Money Market Investment Option,

-                         the quality of portfolio securities held by this Investment Option, and

-                         the operating expenses of the Money Market Investment Option.

Yields may also be presented for other periods of time.

Other Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of one or more of the Subaccounts (except the Money Market Subaccount) for a Certificate for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by that Subaccount during a 30-day or one-month period which is assumed to be generated each period over a 12-month period.

2

The yield is calculated according to the SEC prescribed formula set forth below:

Yield	=	2 X ((((NI – ES)/(U X UV)) + 1)[6] – 1)

Where:

NI	=	net investment income of the Investment Option for the 30-day or one-month period attributable to the shares owned by the Subaccount.

ES	=	expenses of the Subaccount for the 30-day or one-month period.

U	=	the average daily number of accumulation units outstanding during the period.

UV	=	the unit value at the close of the last day in the 30-day or one-month period.

The yield for each Subaccount will be lower than the yield for the corresponding Investment Option due to the various charges and deductions imposed under the Certificate.

The yield for each Subaccount normally will fluctuate over time and should not act as an indication or representation of future yields or rates of return. A Subaccount’s actual yield is affected by the quality of portfolio securities held by the corresponding Investment Option and its operating expenses.

The surrender charge is not considered in the yield calculation.

Average Annual Total Returns

Advertisements and sales literature may also quote average annual total returns for the Subaccounts for various periods of time, including periods before the Subaccounts were in existence. Total return figures are provided for each Subaccount for one-, five- and ten- year periods. Average annual total returns may also be disclosed for other periods of time.

Average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. The last date of each period is the most recent month-end practicable.

Adjusted historic average annual total returns are calculated based on the assumption that the Subaccounts were in existence during the stated periods with the level of Certificate charges which were in effect at the inception of each Subaccount. For purposes of calculating average annual total return, an average annual administrative charge per dollar of Certificate value is used. The calculation also assumes surrender of the Certificate at the end of the period. The total return will then be calculated according to the SEC prescribed formula set forth below:

TR	=	(ERV/P)1/N – 1

Where:

TR	=	the average annual total return net of subaccount recurring charges.

ERV	=	the ending redeemable value (net of any applicable surrender charge) of the hypothetical account at the end of the period.

P	=	a hypothetical initial payment of $1,000.

N	=	the number of years in the period.

3

Investment Option Performance.    Each Subaccount may also advertise the performance of the corresponding Investment Option in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Investment Option in which the Subaccount invests may pre-date the effective date of the Subaccount being offered in the Certificate.

The actual Subaccount total return information and the Investment Option total return information will vary because of the method used to deduct the mortality and expense risk charge from the returns. For Subaccount total return information, the mortality and expense risk charge is calculated based on the daily net assets multiplied by a daily factor and reduced on a daily basis. For Investment Option total return information, the mortality and expense risk charge is calculated as a single charge applied at the end of the period on an annualized basis.

Other Total Returns

Advertisements and sales literature may also quote average annual total returns which do not reflect the surrender charge. These figures are calculated in the same manner as average annual total returns described above, however, the surrender charge is not taken into account at the end of the period.

We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

CTR	=	(ERV/P) – 1

Where:

CTR	=	The cumulative total return net of Subaccount recurring charges for the period.

ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.

P	=	A hypothetical single payment of $1,000.

Effect of the Administrative Charge on Performance Data

We apply an annual administrative charge of $30 on the Issue Date and on each Certificate Anniversary prior to the Retirement Date. This charge is deducted from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount’s value bears to the total Accumulated Value. For purposes of reflecting the administrative charge in yield and total return quotations, this annual charge is converted into a per-dollar per-day charge based on the average value of all certificates in the Account on the last day of the period for which quotations are provided. The per-dollar per-day average charge is then adjusted to reflect the basis upon which the particular quotation is calculated.

DISTRIBUTION OF THE CERTIFICATES

MWA Financial Services, Inc. (“MWAFS”) is responsible for distributing the Certificates pursuant to a distribution agreement with us. MWAFS serves as principal underwriter for the Certificates. MWAFS, an Illinois corporation organized in 2001 and a wholly-owned subsidiary of the Society, is located at 1701 1st Avenue, Rock Island, Illinois.

4

MWAFS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA.

We offer the Certificates to the public on a continuous basis. We anticipate continuing to offer the Certificates, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Certificate. Commissions paid on the Certificate, including other incentives or payments, are not charged directly to the Certificate Holders or the Account.

MWAFS will sell the Certificate through its registered representatives, who must be licensed as insurance agents and appointed by the Society.

MWAFS received sales compensation with respect to the Certificates in the following amounts during the periods indicated.

Fiscal year	Aggregate Amount of Commissions Paid to MWAFS*	Aggregate Amount of Commissions Retained by MWAFS After Payments to its Registered Representatives
2019	$9,380,774	$932,121
2018	$10,248,087	$789,358
2017	$8,229,649	$567,039

* Includes sales compensation paid to sales representatives of MWAFS.

MWAFS passes through commissions it receives and does not retain any override as distributor for the Certificates. However, under the distribution agreement with MWAFS, we pay the following sales expenses: manager and registered representative compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Certificates.

ADMINISTRATIVE SERVICES AGREEMENT

Se2, LLC (“se2”) provides certain administrative services for the Society pursuant to an administrative services agreement between the Society and se2 and billed the Society $824,453, $642,006 and $610,360 for services performed in 2019, 2018 and 2017, respectively. The Society compensates se2 based on the number of Certificates for which se2 provides administrative services and reimburses se2 for certain administrative expenses.

5

LEGAL MATTERS

All matters relating to Illinois law pertaining to the Certificates, including the validity of the Certificates and the Society’s authority to issue the Certificates, have been passed upon by Lester L. Bohnert, Esquire, General Counsel and Director of the Society. Eversheds Sutherland (US) LLP, Washington D.C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The Society’s statutory-basis balance sheets as of December 31, 2019 and 2018, and the related statutory-basis statements of operations, changes in surplus and cash flow for each of the three years in the period ended December 31, 2019, appearing herein, have been audited by Ernst & Young LLP, independent registered public accounting firm, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309 as set forth in their report thereon appearing elsewhere herein, and have been included in reliance on their report given on their authority as experts in accounting and auditing.

The Account’s statements of assets and liabilities as of December 31, 2019, and the related statements of operations and changes in net assets for the periods indicated thereon, as disclosed in the financial statements, appearing herein, have also been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and have been included in reliance on their report given on their authority as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Certificate discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Certificate and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

FINANCIAL STATEMENTS

The Society’s statutory-basis financial statements included in this Statement of Additional Information should be considered only as bearing on the Society’s ability to meet its obligations under the Certificates. They should not be considered as bearing on the investment performance of the assets held in the Account.

6

FINANCIAL STATEMENTS Modern Woodmen of America Variable Annuity Account Years Ended December 31, 2019 and 2018 With Reports of Independent Registered Public Accounting Firm

i

Modern Woodmen of America Variable Annuity Account

Financial Statements

Years Ended December 31, 2019 and 2018

Ernst & Young LLP Suite 3000 801 Grand Avenue Des Moines, IA 50309-2764	Tel: +1 515 243 2727 Fax: +1 515 362 7200 ey.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Modern Woodmen of America and Contract Owners of Modern Woodmen of America Variable Annuity Account

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise the Modern Woodmen of America Variable Annuity Account (“Variable Account” or “Account”), as of December 31, 2019, and the related statements of operations for the year then ended, and the statements of changes in net assets for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2019, the results of its operations for the year then ended and changes in its net assets for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Account’s auditor since 2001.

/s/ Ernst & Young LLP

Des Moines, IA

April 24, 2020

A member firm of Ernst & Young Global Limited

APPENDIX

Subaccounts comprising Modern Woodmen of America Separate Account

Subaccounts
Capital Appreciation
Mid Cap Value
Ultra
Capital Income Builder
Global Bond
Global Growth and Income
Global Small Capitalization
Growth
Growth-Income
Managed Risk Growth
Managed Risk Growth-Income
New World
NASDAQ 100 Index
Russell 2000 Small Cap Index
S&P MidCap 400 Index
Appreciation
Growth and Income
International Equity
Opportunistic Small Cap
Sustainable U.S. Equity
NASDAQ 100 Index
Russell 2000 Small Cap Index
S&P MidCap 400 Index
Quality Bond
Government Money
Managed Volatility
Contrafund
Energy
Freedom 2015
Freedom 2020
Freedom 2025
Freedom 2030
Freedom 2035
Freedom 2040
Freedom 2045
Freedom 2050
Growth
Growth & Income
High Income
Index 500
Mid-Cap
Overseas
Real Estate
Mid Cap Value
Small Cap Core
Equity Income
Health Sciences
Mid-Cap Growth
New America Growth
International Stock

Modern Woodmen of America Variable Annuity Account

Statements of Assets and Liabilities

December 31, 2019

	American Century Investments*			American Funds Insurance Series*

	Capital	Mid Cap		Capital Income	Global	Global Growth	Global Small
	Appreciation	Value	Ultra	Builder	Bond	and Income	Capitalization
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investments in shares of mutual funds, at market	$12,013,592	$11,227,866	$9,583,731	$8,930,819	$5,666,578	$17,254,660	$11,122,190
Total assets	12,013,592	11,227,866	9,583,731	8,930,819	5,666,578	17,254,660	11,122,190

Liabilities	—	—	—	—	—	—	—
Net assets	$12,013,592	$11,227,866	$9,583,731	$8,930,819	$5,666,578	$17,254,660	$11,122,190

Net assets
Accumulation units	$12,013,592	$11,227,866	$9,583,731	$8,930,819	$5,666,578	$17,254,660	$11,122,190
Contracts in annuitization period	—	—	—	—	—	—	—
Total net assets	$12,013,592	$11,227,866	$9,583,731	$8,930,819	$5,666,578	$17,254,660	$11,122,190

Investments in shares of mutual funds, at cost	$11,181,463	$11,013,887	$8,347,558	$8,301,863	$5,524,015	$16,052,450	$9,878,579
Shares of mutual funds owned	752,731.35	542,933.55	457,894.48	832,322.41	471,037.22	1,083,835.42	415,007.09

Accumulation units outstanding	365,107.62	387,778.17	287,935.35	773,804.64	540,059.56	1,220,737.58	833,487.19
Accumulation unit value	$32.90	$28.95	$33.28	$11.54	$10.49	$14.13	$13.34

Annuitized units outstanding	—	—	—	—	—	—	—
Annuitized unit value	$—	$—	$—	$—	$—	$—	$—

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

2

Modern Woodmen of America Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2019

	American Funds Insurance Series*					BNY Mellon Variable Investment Fund*				BNY Mellon Sustainable U.S. Equity Portfolio, Inc.*

			Managed Risk	Managed Risk			Growth and	International	Opportunistic	Sustainable
	Growth	Growth-Income	Growth	Growth-Income	New World	Appreciation	Income	Equity	Small Cap	U.S. Equity
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investments in shares of mutual funds, at market	$33,046,567	$28,260,125	$3,650,065	$3,572,265	$8,149,655	$7,265,049	$5,567,372	$6,440,564	$20,178,436	$3,504,086
Total assets	33,046,567	28,260,125	3,650,065	3,572,265	8,149,655	7,265,049	5,567,372	6,440,564	20,178,436	3,504,086

Liabilities	—	—	—	—	—	—	—	—	—	—
Net assets	$33,046,567	$28,260,125	$3,650,065	$3,572,265	$8,149,655	$7,265,049	$5,567,372	$6,440,564	$20,178,436	$3,504,086

Net assets
Accumulation units	$33,046,567	$28,260,125	$3,650,065	$3,572,265	$8,149,655	$7,265,049	$5,567,372	$6,440,564	$20,178,436	$3,504,086
Contracts in annuitization period	—	—	—	—	—	—	—	—	—	—
Total net assets	$33,046,567	$28,260,125	$3,650,065	$3,572,265	$8,149,655	$7,265,049	$5,567,372	$6,440,564	$20,178,436	$3,504,086

Investments in shares of mutual funds, at cost	$30,643,578	$26,610,495	$3,383,753	$3,135,167	$7,559,120	$6,958,769	$5,166,287	$6,206,071	$22,855,591	$3,218,882
Shares of mutual funds owned	410,159.70	564,299.62	264,881.35	259,612.25	315,389.12	169,902.93	174,964.54	334,401.02	482,968.79	90,521.47

Accumulation units outstanding	1,920,710.10	1,837,432.16	252,733.86	267,213.37	621,424.73	212,417.50	195,658.23	243,053.69	954,502.18	105,370.51
Accumulation unit value	$17.21	$15.38	$14.44	$13.37	$13.11	$34.20	$28.45	$26.50	$21.14	$33.25

Annuitized units outstanding	—	—	—	—	—	—	—	—	—	—
Annuitized unit value	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

3

Modern Woodmen of America Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2019

				Federated
	Calvert Variable Products, Inc.*			Insurance Series Fund*
	NASDAQ	Russell 2000 Small Cap	S&P MidCap	Quality	Government	Managed
	100 Index	Index	400 Index	Bond	Money	Volatility
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investments in shares of mutual funds, at market	$48,613,822	$25,291,688	$18,351,780	$26,668,568	$2,450,944	$15,788,770
Total assets	48,613,822	25,291,688	18,351,780	26,668,568	2,450,944	15,788,770

Liabilities	—	—	—	—	—	—
Net assets	$48,613,822	$25,291,688	$18,351,780	$26,668,568	$2,450,944	$15,788,770

Net assets
Accumulation units	$48,598,636	$25,288,403	$18,351,780	$26,668,568	$2,450,944	$15,788,770
Contracts in annuitization period	15,185	3,285	—	—	—	—
Total net assets	$48,613,821	$25,291,688	$18,351,780	$26,668,568	$2,450,944	$15,788,770

Investments in shares of mutual funds, at cost	$34,434,264	$25,012,436	$17,498,543	$26,102,229	$2,450,944	$14,313,028
Shares of mutual funds owned	564,948.54	312,977.21	164,236.44	2,357,963.53	2,450,943.64	1,397,236.25

Accumulation units outstanding	840,774.92	771,504.39	474,034.43	2,255,753.30	259,647.71	587,457.34
Accumulation unit value	$57.80	$32.78	$38.71	$11.82	$9.44	$26.88

Annuitized units outstanding	262.71	100.21	—	—	—	—
Annuitized unit value	$57.80	$32.78	$—	$—	$—	$—

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

4

Modern Woodmen of America Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2019

	Fidelity® Variable Insurance Products Funds*

			Freedom	Freedom	Freedom	Freedom
	Contrafund	Energy	2015	2020	2025	2030
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investments in shares of mutual funds, at market	$54,609,061	$5,062,978	$1,646,473	$7,593,244	$11,463,237	$19,192,640
Total assets	54,609,061	5,062,978	1,646,473	7,593,244	11,463,237	19,192,640

Liabilities	—	—	—	—	—	—
Net assets	$54,609,061	$5,062,978	$1,646,473	$7,593,244	$11,463,237	$19,192,640

Net assets
Accumulation units	$54,609,061	$5,062,978	$1,646,473	$7,593,244	$11,416,305	$19,192,640
Contracts in annuitization period	—	—	—	—	46,932	—
Total net assets	$54,609,061	$5,062,978	$1,646,473	$7,593,244	$11,463,237	$19,192,640

Investments in shares of mutual funds, at cost	$48,230,841	$6,044,594	$1,604,145	$7,165,482	$10,254,014	$16,842,403
Shares of mutual funds owned	1,469,170.32	319,632.47	124,827.36	541,987.43	747,277.53	1,256,062.84

Accumulation units outstanding	1,398,474.58	690,361.41	89,929.29	394,854.67	557,833.95	926,193.65
Accumulation unit value	$39.05	$7.33	$18.31	$19.23	$20.47	$20.72

Annuitized units outstanding	—	—	—	—	2,293.25	—
Annuitized unit value	$—	$—	$—	$—	$20.47	$—

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

5

Modern Woodmen of America Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2019

	Fidelity® Variable Insurance Products Funds*

	Freedom	Freedom	Freedom	Freedom		Growth	High	Index
	2035	2040	2045	2050	Growth	&Income	Income	500
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investments in shares of mutual funds, at market	$8,206,352	$4,411,162	$2,405,906	$4,477,206	$25,460,280	$10,005,970	$31,531,720	$54,948,594
Total assets	8,206,352	4,411,162	2,405,906	4,477,206	25,460,280	10,005,970	31,531,720	54,948,594

Liabilities	—	—	—	—	—	—	—	—
Net assets	$8,206,352	$4,411,162	$2,405,906	$4,477,206	$25,460,280	$10,005,970	$31,531,720	$54,948,594

Net assets
Accumulation units	$8,206,352	$4,411,162	$2,405,906	$4,477,206	$25,460,280	$10,005,970	$31,517,039	$54,948,594
Contracts in annuitization period	—	—	—	—	—	—	14,681	—
Total net assets	$8,206,352	$4,411,162	$2,405,906	$4,477,206	$25,460,280	$10,005,970	$31,531,720	$54,948,594

Investments in shares of mutual funds, at cost	$7,562,925	$4,096,119	$2,205,025	$3,922,811	$21,556,933	$9,075,765	$31,903,744	$39,826,205
Shares of mutual funds owned	337,016.50	191,124.86	104,242.01	216,499.34	321,915.29	451,329.27	6,040,559.43	171,526.75

Accumulation units outstanding	607,035.85	325,119.08	177,344.69	330,250.41	566,751.99	334,328.47	1,139,497.34	1,656,029.85
Accumulation unit value	$13.52	$13.57	$13.57	$13.56	$44.92	$29.93	$27.66	$33.18

Annuitized units outstanding	—	—	—	—	—	—	530.78	—
Annuitized unit value	$—	$—	$—	$—	$—	$—	$27.66	$—

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

6

Modern Woodmen of America Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2019

	Fidelity® Variable			JP Morgan
	Insurance Products Funds*			Insurance Trust*

			Real	Mid Cap	Small Cap
	Mid Cap	Overseas	Estate	Value	Core
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investments in shares of mutual funds, at market	$24,742,414	$10,362,762	$21,239,495	$24,672,161	$29,188,833
Total assets	24,742,414	10,362,762	21,239,495	24,672,161	29,188,833

Liabilities	—	—	—	—	—
Net assets	$24,742,414	$10,362,762	$21,239,495	$24,672,161	$29,188,833

Net assets
Accumulation units	$24,742,414	$10,362,762	$21,231,146	$24,672,161	$29,188,833
Contracts in annuitization period	—	—	8,349	—	—
Total net assets	$24,742,414	$10,362,762	$21,239,495	$24,672,161	$29,188,833

Investments in shares of mutual funds, at cost	$25,428,525	$8,940,878	$20,816,693	$22,834,184	$28,411,770
Shares of mutual funds owned	779,288.62	448,022.55	1,073,243.81	2,089,090.66	1,266,876.44

Accumulation units outstanding	630,491.40	384,941.93	1,303,668.37	577,539.00	695,083.36
Accumulation unit value	$39.24	$26.92	$16.29	$42.72	$38.71

Annuitized units outstanding	—	—	512.64	—	—
Annuitized unit value	$—	$—	$16.29	$—	$—

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

7

Modern Woodmen of America Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2019

						T. Rowe Price
						International
	T. Rowe Price Equity Series, Inc.*					Series, Inc.*

	Equity	Health	Mid-Cap	Moderate	New America	International
	Income	Sciences	Growth	Allocation Portfolio	Growth	Stock
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investments in shares of mutual funds, at market	$17,841,830	$33,015,403	$78,669,675	$37,895,946	$40,820,639	$10,145,345
Total assets	17,841,830	33,015,403	78,669,675	37,895,946	40,820,639	10,145,345

Liabilities	—	—	—	—	—	—
Net assets	$17,841,830	$33,015,403	$78,669,675	$37,895,946	$40,820,639	$10,145,345

Net assets
Accumulation units	$17,841,830	$33,015,403	$78,647,415	$37,895,946	$40,820,639	$10,141,686
Contracts in annuitization period	—	—	22,260	—	—	3,659
Total net assets	$17,841,830	$33,015,403	$78,669,675	$37,895,946	$40,820,639	$10,145,345

Investments in shares of mutual funds, at cost	$18,279,929	$27,382,854	$75,923,485	$37,040,124	$36,029,814	$10,030,212
Shares of mutual funds owned	657,642.09	662,693.76	2,724,019.22	1,808,012.70	1,264,579.90	649,509.94

Accumulation units outstanding	660,830.13	2,362,547.30	1,150,291.99	1,375,903.08	752,663.27	463,933.53
Accumulation unit value	$26.99	$13.97	$68.39	$27.54	$54.23	$21.87

Annuitized units outstanding	—	—	325.48	—	—	167.34
Annuitized unit value	$—	$—	$68.39	$—	$—	$21.87

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

8

Modern Woodmen of America Variable Annuity Account

Statements of Operations

Year Ended December 31, 2019

	American Century
	Investments*			American Funds Insurance Series*
				Capital		Global	Global
	Capital	Mid		Income	Global	Growth	Small		Growth-
	Appreciaton	Cap Value	Ultra	Builder	Bond	& Income	Capitalization	Growth	Income
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Income:
Dividends	$—	$209,315	$—	$243,615	$82,795	$335,175	$40,342	$219,167	$432,498
Expenses:
Mortality and expense risk	(145,660)	(141,334)	(107,249)	(107,110)	(70,879)	(198,307)	(132,669)	(375,688)	(338,004)
Net investment income (loss)	(145,660)	67,981	(107,249)	136,505	11,916	136,868	(92,327)	(156,521)	94,494

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	88,279	30,330	247,456	49,193	17,414	164,170	50,650	155,801	27,956
Realized gain distributions	1,646,898	1,044,261	742,987	—	—	698,401	599,695	2,819,423	2,406,166
Total realized gain (loss) on investments	1,735,177	1,074,591	990,443	49,193	17,414	862,571	650,345	2,975,224	2,434,122

Change in unrealized appreciation/depreciation of
investments	1,217,787	1,273,278	1,165,243	982,138	264,838	2,591,067	1,840,695	3,830,581	2,630,155
Net increase (decrease) in net assets from operations	$2,807,304	$2,415,850	$2,048,437	$1,167,836	$294,168	$3,590,506	$2,398,713	$6,649,284	5,158,771

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

9

Modern Woodmen of America Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2019

	American Funds						BNY Mellon Variable
	Insurance Series*			Calvert Variable Products, Inc.*			Investment Fund*
					Russell 2000
	Managed	Managed Risk	New	NASDAQ	Small Cap	S&P MidCap		Growth &
	Risk Growth	Growth-Income	World	100 Index	Index	400 Index	Appreciation	Income
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Income:
Dividends	$39,553	$20,500	$90,043	$218,714	$213,007	$199,937	$77,149	$55,850
Expenses:
Mortality and expense risk	(38,162)	(43,363)	(105,473)	(568,404)	(307,849)	(235,535)	(91,957)	(72,097)
Net investment income (loss)	1,391	(22,863)	(15,430)	(349,690)	(94,842)	(35,598)	(14,808)	(16,247)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	37,164	23,846	176,735	956,362	249,216	270,609	(155,780)	(7,088)
Realized gain distributions	181,523	28,986	286,929	1,056,643	1,759,313	1,198,573	730,831	568,003
Total realized gain (loss) on investments	218,687	52,832	463,664	2,013,005	2,008,529	1,469,182	575,051	560,915

Change in unrealized appreciation/depreciation of
investments	295,806	471,147	1,368,675	10,740,828	2,501,011	2,078,114	1,329,430	674,376
Net increase (decrease) in net assets from operations	$515,884	$501,116	$1,816,909	$12,404,143	$4,414,698	$3,511,698	$1,889,673	$1,219,044

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

10

Modern Woodmen of America Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2019

	BNY Mellon Variable Investment Fund*		BNY Mellon Sustainable U.S. Equity Portfolio, Inc.*	Federated Insurance Series Fund*

	International	Opportunistic	Sustainable	Quality	Government	Managed
	Equity	Small Cap	U.S. Equity	Bond	Money	Volatility
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Income:
Dividends	$80,911	$—	$35,763	$641,821	$22,385	$334,967
Expenses:
Mortality and expense risk	(86,116)	(255,942)	(40,702)	(325,708)	(19,771)	(217,347)
Net investment income (loss)	(5,205)	(255,942)	(4,939)	316,113	2,614	117,620

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	35,817	196,777	(90,003)	(85,526)	—	(37,039)
Realized gain distributions	510,852	3,066,227	92,493	834	—	—
Total realized gain (loss) on investments	546,669	3,263,004	2,490	(84,692)	—	(37,039)

Change in unrealized appreciation/depreciation of
investments	488,896	180,733	804,815	1,491,800	—	2,557,375
Net increase (decrease) in net assets from operations	$1,030,360	$3,187,795	$802,366	$1,723,221	$2,614	$2,637,956

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

11

Modern Woodmen of America Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2019

	Fidelity® Variable Insurance Products Funds*

			Freedom	Freedom	Freedom	Freedom	Freedom	Freedom	Freedom
	Contrafund	Energy	2015	2020	2025	2030	2035	2040	2045
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Income:
Dividends	$228,494	$93,217	$32,511	$157,086	$217,937	$356,080	$133,309	$71,916	$37,616
Expenses:
Mortality and expense risk	(680,441)	(72,592)	(22,705)	(103,554)	(139,824)	(243,407)	(93,391)	(54,125)	(26,991)
Net investment income (loss)	(451,947)	20,625	9,806	53,532	78,113	112,673	39,918	17,791	10,625

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	1,277,206	(143,917)	(16,971)	89,878	162,146	311,937	155,191	101,924	29,715
Realized gain distributions	5,272,773	3,462	124,922	386,360	266,061	599,647	190,031	132,751	62,203
Total realized gain (loss) on investments	6,549,979	(140,455)	107,951	476,238	428,207	911,584	345,222	234,675	91,918

Change in unrealized appreciation/depreciation of
investments	6,254,161	554,472	135,072	708,432	1,308,937	2,472,435	1,077,059	647,603	355,461
Net increase (decrease) in net assets from operations	$12,352,193	$434,642	$252,829	$1,238,202	$1,815,257	$3,496,692	$1,462,199	$900,069	$458,004

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

12

Modern Woodmen of America Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2019

	Fidelity® Variable Insurance Products Funds*

	Freedom 2050	Growth	Growth & Income	High Income	Index 500	Mid-Cap	Overseas	Real Estate
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Income:
Dividends	$71,861	$57,871	$323,772	$1,525,222	$963,495	$159,760	$166,562	$359,389
Expenses:
Mortality and expense risk	(53,357)	(303,533)	(125,858)	(397,652)	(665,443)	(329,183)	(133,105)	(289,506)
Net investment income (loss)	18,504	(245,662)	197,914	1,127,570	298,052	(169,423)	33,457	69,883

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	25,858	221,278	48,357	(306,009)	1,828,435	(41,014)	341,874	92,990
Realized gain distributions	114,644	1,220,695	752,476	—	689,190	2,583,785	340,878	419,046
Total realized gain (loss) on investments	140,502	1,441,973	800,833	(306,009)	2,517,625	2,542,771	682,752	512,036

Change in unrealized appreciation/depreciation of
investments	731,770	4,663,451	1,216,476	2,620,898	9,244,377	2,051,079	1,463,848	3,294,246
Net increase (decrease) in net assets from operations	$890,776	$5,859,762	$2,215,223	$3,442,459	$12,060,054	$4,424,427	$2,180,057	$3,876,165

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

13

Modern Woodmen of America Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2019

								T. Rowe Price
	J.P. Morgan							International
	Insurance Trust*		T. Rowe Price Equity Series, Inc.*					Series, Inc.*
	Mid Cap	Small Cap	Equity	Health	Mid-Cap	New America	Moderate Allocation	International
	Value	Core	Income	Sciences	Growth	Growth	Portfolio	Stock
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Income:
Dividends	$371,068	$102,056	$382,263	$—	$100,772	$152,696	$692,104	$224,227
Expenses:
Mortality and expense risk	(322,684)	(359,046)	(229,359)	(402,341)	(955,209)	(481,749)	(487,659)	(128,101)
Net investment income (loss)	48,384	(256,990)	152,904	(402,341)	(854,437)	(329,053)	204,445	96,126

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	330,336	149,654	504,446	90,441	52,812	273,902	(54,326)	57,166
Realized gain distributions	1,540,716	2,947,994	1,051,301	1,380,122	5,466,902	2,607,581	963,798	399,972
Total realized gain (loss) on investments	1,871,052	3,097,648	1,555,747	1,470,563	5,519,714	2,881,483	909,472	457,138

Change in unrealized appreciation/depreciation of
investments	3,106,426	2,273,250	1,881,108	5,763,923	11,900,285	6,859,307	4,577,300	1,539,018
Net increase (decrease) in net assets from operations	$5,025,862	$5,113,908	$3,589,759	$6,832,145	$16,565,562	$9,411,737	$5,691,217	$2,092,282

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

14

Modern Woodmen of America Variable Annuity Account

Statements of Changes in Net Assets

	American Century Investments.*						American Funds Insurance Series*
	Capital Appreciation		Mid Cap Value		Ultra		Capital Income Builder		Global Bond		Global Growth & Income
	Subaccount		Subaccount		Subaccount		Subaccount		Subaccount		Subaccount
	Year ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(145,660)	$(122,810)	$67,981	$2,993	$(107,249)	$(53,474)	$136,505	$120,282	$11,916	$40,543	$136,868	$84,012
Net realized gain (loss) on investments	1,735,177	82,617	1,074,591	786,213	990,443	563,493	49,193	57,582	17,414	13,432	862,571	836,238
Change in unrealized appreciation
(depreciation) of investments	1,217,787	(586,317)	1,273,278	(2,242,686)	1,165,243	(803,045)	982,138	(724,341)	264,838	(166,826)	2,591,067	(2,303,865)
Net increase (decrease) in net assets
from operations	2,807,304	(626,510)	2,415,850	(1,453,480)	2,048,437	(293,026)	1,167,836	(546,477)	294,168	(112,851)	3,590,506	(1,383,615)

Certificate transactions:
Transfers of net premiums	2,032,118	1,213,480	718,730	1,496,709	1,555,132	1,534,961	892,191	1,125,381	778,241	1,623,597	3,335,378	5,044,970
Transfers of surrenders and death benefits	(795,985)	(397,715)	(519,939)	(484,924)	(304,176)	(186,361)	(327,468)	(206,451)	(221,029)	(282,587)	(700,933)	(704,404)
Transfers of administrative
and other charges	(5,009)	(4,426)	(3,797)	(3,957)	(2,359)	(1,905)	(1,491)	(1,386)	(2,455)	(2,002)	(6,729)	(5,405)
Transfers between subaccounts, including
Declared Interest Option account	(92,653)	(48,614)	(164,677)	(313,100)	959,075	825,392	569,269	314,542	185,880	123,252	(178,536)	929,886
Net increase (decrease) in net assets from
certificate transactions	1,138,471	762,725	30,317	694,728	2,207,672	2,172,087	1,132,501	1,232,086	740,637	1,462,260	2,449,180	5,265,047
Total increase (decrease) in net assets	3,945,775	136,215	2,446,167	(758,752)	4,256,109	1,879,061	2,300,337	685,609	1,034,805	1,349,409	6,039,686	3,881,432

Net assets at beginning of period	8,067,817	7,931,602	8,781,699	9,540,451	5,327,622	3,448,561	6,630,482	5,944,873	4,631,773	3,282,364	11,214,974	7,333,542
Net assets at end of period	$12,013,592	$8,067,817	$11,227,866	$8,781,699	$9,583,731	$5,327,622	$8,930,819	$6,630,482	$5,666,578	$4,631,773	$17,254,660	$11,214,974

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

15

Modern Woodmen of America Variable Annuity Account

Statements of Changes in Net Assets (continued)

	American Funds Insurance Series*
	Global Small		Growth		Growth-Income		Managed Risk Growth		Managed Risk Growth-		New World
	Capitalization Subaccount		Subaccount		Subaccount		Subaccount		Income Subaccount		Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(92,327)	$(73,272)	$(156,521)	$(155,029)	$94,494	$41,745	$1,391	$(14,062)	$(22,863)	$3,751	$(15,430)	$(13,980)
Net realized gain (loss) on investments	650,345	291,037	2,975,224	1,785,019	2,434,122	1,226,976	218,687	160,997	52,832	180,135	463,664	376,756
Change in unrealized appreciation
(depreciation) of investments	1,840,695	(1,280,227)	3,830,581	(2,607,996)	2,630,155	(2,187,712)	295,806	(216,140)	471,147	(266,602)	1,368,675	(1,568,317)
Net increase (decrease) in net assets
from operations	2,398,713	(1,062,462)	6,649,284	(978,006)	5,158,771	(918,991)	515,884	(69,205)	501,116	(82,716)	1,816,909	(1,205,541)

Certificate transactions:
Transfers of net premiums	1,707,248	2,866,746	5,830,429	7,583,976	2,744,228	5,681,629	939,684	771,436	268,447	408,820	783,462	1,999,364
Transfers of surrenders and death benefits	(432,514)	(608,047)	(1,531,004)	(845,603)	(920,968)	(712,711)	(136,958)	(179,585)	(142,846)	(372,539)	(596,032)	(487,065)
Transfers of administrative
and other charges	(5,053)	(4,295)	(10,935)	(9,188)	(6,839)	(5,919)	(860)	(789)	(838)	(730)	(3,037)	(2,811)
Transfers between subaccounts, including
Declared Interest Option account	8,264	770,050	2,281,317	2,258,341	1,431,867	1,485,726	102,329	255,634	308,551	313,341	(456,711)	839,722
Net increase (decrease) in net assets from
certificate transactions	1,277,945	3,024,454	6,569,807	8,987,526	3,248,288	6,448,725	904,195	846,696	433,314	348,892	(272,318)	2,349,210
Total increase (decrease) in net assets	3,676,658	1,961,992	13,219,091	8,009,520	8,407,059	5,529,734	1,420,079	777,491	934,430	266,176	1,544,591	1,143,669

Net assets at beginning of period	7,445,532	5,483,540	19,827,476	11,817,956	19,853,066	14,323,332	2,229,986	1,452,495	2,637,835	2,371,659	6,605,064	5,461,395
Net assets at end of period	$11,122,190	$7,445,532	$33,046,567	$19,827,476	$28,260,125	$19,853,066	$3,650,065	$2,229,986	$3,572,265	$2,637,835	$8,149,655	$6,605,064

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

16

Modern Woodmen of America Variable Annuity Account

Statements of Changes in Net Assets (continued)

	BNY Mellon Variable Investment Fund*
	Appreciation		Growth &		International Equity		Opportunistic Small
	Subaccount		Income Subaccount		Subaccount		Cap Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2019	2018	2019	2018	2019	2018	2019	2018
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(14,808)	$(8,178)	$(16,247)	$(29,792)	$(5,205)	$(11,092)	$(255,942)	$(246,258)
Net realized gain (loss) on investments	575,051	738,477	560,915	500,369	546,669	146,653	3,263,004	3,147,433
Change in unrealized appreciation
(depreciation) of investments	1,329,430	(1,200,826)	674,376	(764,386)	488,896	(1,332,168)	180,733	(6,939,844)
Net increase (decrease) in net assets
from operations	1,889,673	(470,527)	1,219,044	(293,809)	1,030,360	(1,196,607)	$3,187,795	$(4,038,669)

Certificate transactions:
Transfers of net premiums	688,190	400,515	415,815	467,013	337,497	522,442	3,073,491	4,457,458
Transfers of surrenders and death benefits	(452,845)	(522,571)	(360,966)	(327,033)	(584,923)	(385,443)	(1,232,620)	(933,478)
Transfers of administrative
and other charges	(2,508)	(2,560)	(1,800)	(1,768)	(2,626)	(2,933)	(10,066)	(10,534)
Transfers between subaccounts, including
Declared Interest Option account	(277,771)	(11,320)	(153,086)	(46,221)	(102,769)	(7,995)	(218,876)	672,387
Net increase (decrease) in net assets from
certificate transactions	(44,934)	(135,936)	(100,037)	91,991	(352,821)	126,071	1,611,929	4,185,833
Total increase (decrease) in net assets	1,844,739	(606,463)	1,119,007	(201,818)	677,539	(1,070,536)	$4,799,724	$147,164

Net assets at beginning of period	5,420,310	6,026,773	4,448,365	4,650,183	5,763,025	6,833,561	15,378,712	15,231,548
Net assets at end of period	$7,265,049	$5,420,310	$5,567,372	$4,448,365	$6,440,564	$5,763,025	$20,178,436	$15,378,712

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

17

Modern Woodmen of America Variable Annuity Account

Statements of Changes in Net Assets (continued)

	BNY Mellon Sustainable
	U.S. Equity Portfolio, Inc.*		Calvert Variable Products, Inc.*						Federated Insurance Series*
	Sustainable		NASDAQ 100		Russell 2000 Small Cap		S&P MidCap 400		Quality Bond		Government Money
	U.S. Equity Subaccount		Index Subaccount		Index Subaccount		Index Subaccount		Subaccount		Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31		Year Ended December 31		Year Ended December 31
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(4,939)	$4,715	$(349,690)	$(250,890)	$(94,842)	$(49,955)	$(35,598)	$(30,135)	$316,113	$325,596	$2,614	$(1,569)
Net realized gain (loss) on investments	2,490	382,140	2,013,005	1,146,704	2,008,529	1,283,723	1,469,182	1,402,533	(84,692)	(181,871)	—	—
Change in unrealized appreciation
(depreciation) of investments	804,815	(539,273)	10,740,828	(2,295,746)	2,501,011	(3,961,857)	2,078,114	(3,525,673)	1,491,800	(538,412)	—	—
Net increase (decrease) in net assets
from operations	$802,366	$(152,418)	$12,404,143	$(1,399,932)	$4,414,698	$(2,728,089)	3,511,698	(2,153,275)	$1,723,221	$(394,687)	$2,614	$(1,569)

Certificate transactions:
Transfers of net premiums	327,014	231,492	6,858,784	8,491,015	4,251,618	5,436,008	2,116,988	2,729,035	3,339,112	2,988,953	542,427	1,059,663
Transfers of surrenders and death benefits	(170,827)	(290,585)	(2,435,086)	(1,795,762)	(1,221,556)	(1,192,451)	(1,365,460)	(928,444)	(1,696,399)	(1,186,561)	(305,034)	(75,902)
Transfers of administrative
and other charges	(1,293)	(1,217)	(17,133)	(14,073)	(11,416)	(10,633)	(8,515)	(8,336)	(8,726)	(8,820)	(476)	(545)
Transfers between subaccounts, including
Declared Interest Option account	76,158	(169,519)	339,027	1,738,342	(31,095)	(63,581)	(279,071)	(382,144)	2,485,814	(493,514)	982,802	(769,660)
Net increase (decrease) in net assets from
certificate transactions	231,052	(229,829)	4,745,592	8,419,522	2,987,551	4,169,343	463,942	1,410,111	4,119,801	1,300,058	1,219,719	213,556
Total increase (decrease) in net assets	$1,033,418	$(382,247)	17,149,735	7,019,590	7,402,249	1,441,254	3,975,640	(743,164)	$5,843,022	$905,371	1,222,333	211,987

Net assets at beginning of period	2,470,668	2,852,915	31,464,086	24,444,496	17,889,439	16,448,185	14,376,140	15,119,304	20,825,545	19,920,174	1,228,611	1,016,624
Net assets at end of period	$3,504,086	$2,470,668	$48,613,821	$31,464,086	$25,291,688	$17,889,439	$18,351,780	$14,376,140	$26,668,567	$20,825,545	$2,450,944	$1,228,611

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

18

Modern Woodmen of America Variable Annuity Account

Statement of Changes in Net Assets (continued)

	Federated Insurance Series*				Fidelity Variable Insurance Products Fund*
	Managed Volatility		Managed Tail Risk		Contrafund		Energy		Freedom 2015		Freedom 2020
	Subaccount		Subaccount		Subaccount		Subaccount		Subaccount		Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31		Year ended December 31		Year ended December 31
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
Increase (decrease) in net assets from operations:
Net investment income (loss)	$117,620	$171,777	$—	$83,491	$(451,947)	$(295,488)	$20,625	$(48,334)	$9,806	$1,342	$53,532	$15,656
Net realized gain (loss) on investments	(37,039)	(65,436)	—	(431,872)	6,549,979	4,661,057	(140,455)	304,826	107,951	87,747	476,238	237,359
Change in unrealized appreciation
(depreciation) of investments	2,557,375	(1,698,765)	—	306,436	6,254,161	(7,930,601)	554,472	(2,029,873)	135,072	(206,767)	708,432	(757,740)
Net increase (decrease) in net assets
from operations	$2,637,956	$(1,592,424)	$—	$(41,945)	12,352,193	(3,565,032)	434,642	(1,773,381)	252,829	(117,678)	1,238,202	(504,725)

Certificate transactions:
Transfers of net premiums	826,531	1,814,691	—	151,256	5,314,991	5,420,088	494,782	1,205,299	120,549	185,662	193,142	1,392,118
Transfers of surrenders and death benefits	(1,443,498)	(1,197,013)	—	(211,781)	(3,494,852)	(2,175,358)	(456,937)	(344,243)	(527,607)	(399,665)	(866,322)	(366,464)
Transfers of administrative
and other charges	(5,307)	(4,697)	—	(1,157)	(19,693)	(19,433)	(2,182)	(2,686)	(632)	(728)	(2,056)	(2,144)
Transfers between subaccounts, including
Declared Interest Option account	(1,121,672)	3,091,229	—	(3,158,842)	(600,302)	182,797	(471,846)	(1,135,891)	155,181	10,940	395,646	(31,856)
Net increase (decrease) in net assets from
certificate transactions	(1,743,946)	3,704,210	—	(3,220,524)	1,200,144	3,408,094	(436,183)	(277,521)	(252,509)	(203,791)	(279,590)	991,654
Total increase (decrease) in net assets	894,010	2,111,786	—	(3,262,469)	13,552,337	(156,938)	(1,541)	(2,050,902)	320	(321,469)	958,612	486,929

Net assets at beginning of period	14,894,759	12,782,973	—	3,262,469	41,056,724	41,213,662	5,064,519	7,115,421	1,646,153	1,967,622	6,634,632	6,147,703
Net assets at end of period	$15,788,769	$14,894,759	$—	$—	$54,609,061	$41,056,724	$5,062,978	$5,064,519	$1,646,473	$1,646,153	$7,593,244	$6,634,632

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

19

Modern Woodmen of America Variable Annuity Account

Statement of Changes in Net Assets (continued)

	Fidelity Variable Insurance Products Fund*
	Freedom 2025		Freedom 2030		Freedom 2035		Freedom 2040		Freedom 2045		Freedom 2050
	Subaccount		Subaccount		Subaccount		Subaccount		Subaccount		Subaccount
	Year ended December 31		Year ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
Increase (decrease) in net assets from operations:
Net investment income (loss)	$78,113	$9,212	$112,673	$11,571	$39,918	$(4,154)	$17,791	$2,066	$10,625	$816	$18,504	$(2,874)
Net realized gain (loss) on investments	428,207	455,402	911,584	709,389	345,222	161,733	234,675	90,694	91,918	37,387	140,502	95,078
Change in unrealized appreciation
(depreciation) of investments	1,308,937	(1,222,046)	2,472,435	(2,225,094)	1,077,059	(757,282)	647,603	(506,083)	355,461	(237,839)	731,770	(497,772)
Net increase (decrease) in net assets
from operations	1,815,257	(757,432)	3,496,692	(1,504,134)	1,462,199	(599,703)	900,069	(413,323)	458,004	(199,636)	890,776	(405,568)

Certificate transactions:
Transfers of net premiums	1,582,526	1,801,855	1,684,458	2,736,637	1,850,953	1,618,227	744,102	2,241,274	470,917	809,913	518,883	1,460,643
Transfers of surrenders and death benefits	(724,776)	(853,475)	(1,233,347)	(867,579)	(520,998)	(66,861)	(518,143)	(53,475)	(168,080)	(47,684)	(212,614)	(191,839)
Transfers of administrative
and other charges	(3,910)	(3,931)	(11,363)	(11,479)	(3,296)	(2,764)	(2,996)	(2,475)	(2,631)	(1,976)	(6,423)	(5,163)
Transfers between subaccounts, including
Declared Interest Option account	4,017	10,023	(124,570)	258,343	236,462	377,622	17,268	(4,958)	27,401	238,124	51,851	112,463
Net increase (decrease) in net assets from
certificate transactions	857,857	954,472	315,178	2,115,922	1,563,121	1,926,224	240,231	2,180,366	327,607	998,377	351,697	1,376,104
Total increase (decrease) in net assets	2,673,114	197,040	3,811,870	611,788	3,025,320	1,326,521	1,140,300	1,767,043	785,611	798,741	1,242,473	970,536

Net assets at beginning of period	8,790,123	8,593,083	15,380,770	14,768,982	5,181,032	3,854,511	3,270,862	1,503,819	1,620,295	821,554	3,234,733	2,264,197
Net assets at end of period	$11,463,237	$8,790,123	$19,192,640	$15,380,770	$8,206,352	$5,181,032	$4,411,162	$3,270,862	$2,405,906	$1,620,295	$4,477,206	$3,234,733

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

20

Modern Woodmen of America Variable Annuity Account

Statement of Changes in Net Assets (continued)

	Fidelity Variable Insurance Products Fund*
	Growth		Growth & Income		High Income		Index 500		Mid Cap		Overseas
	Subaccount		Subaccount		Subaccount		Subaccount		Subaccount		Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(245,662)	$(194,525)	$197,914	$(97,494)	$1,127,570	$1,119,934	$298,052	$225,599	$(169,423)	$(242,983)	$33,457	$21,346
Net realized gain (loss) on investments	1,441,973	2,416,437	800,833	752,562	(306,009)	(268,929)	2,517,625	1,577,966	2,542,771	2,203,807	682,752	162,043
Change in unrealized appreciation
(depreciation) of investments	4,663,451	(2,957,612)	1,216,476	(1,597,471)	2,620,898	(2,180,119)	9,244,377	(4,393,949)	2,051,079	(5,910,754)	1,463,848	(1,836,548)
Net increase (decrease) in net assets
from operations	5,859,762	(735,700)	2,215,223	(942,403)	3,442,459	(1,329,114)	12,060,054	(2,590,384)	4,424,427	(3,949,930)	2,180,057	(1,653,159)

Certificate transactions:
Transfers of net premiums	3,542,153	4,235,955	927,920	1,012,920	4,677,848	5,502,276	6,826,776	6,093,828	1,734,357	2,450,725	802,569	1,275,848
Transfers of surrenders and death benefits	(1,218,156)	(946,471)	(660,510)	(681,160)	(1,993,415)	(1,619,960)	(3,891,614)	(2,382,675)	(1,917,585)	(1,460,601)	(712,071)	(461,039)
Transfers of administrative
and other charges	(8,026)	(7,240)	(4,004)	(4,175)	(11,437)	(10,666)	(18,283)	(16,947)	(11,656)	(12,973)	(5,039)	(5,543)
Transfers between subaccounts, including
Declared Interest Option account	504,870	1,279,308	(527,664)	(261,624)	(118,623)	(1,010,993)	87,594	205,739	(256,943)	(275,347)	(467,057)	116,516
Net increase (decrease) in net assets from
certificate transactions	2,820,841	4,561,552	(264,258)	65,961	2,554,373	2,860,657	3,004,473	3,899,945	(451,827)	701,804	(381,598)	925,782
Total increase (decrease) in net assets	8,680,603	3,825,852	1,950,965	(876,442)	5,996,832	1,531,543	15,064,527	1,309,561	3,972,600	(3,248,126)	1,798,459	(727,377)

Net assets at beginning of period	16,779,677	12,953,825	8,055,005	8,931,447	25,534,888	24,003,345	39,884,067	38,574,506	20,769,814	24,017,940	8,564,303	9,291,680
Net assets at end of period	$25,460,280	$16,779,677	$10,005,970	$8,055,005	$31,531,720	$25,534,888	$54,948,594	$39,884,067	$24,742,414	$20,769,814	$10,362,762	$8,564,303

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

21

Modern Woodmen of America Variable Annuity Account

Statement of Changes in Net Assets (continued)

	Fidelity Variable
	Insurance Products Fund*		J.P. Morgan Insurance Trust*				T. Rowe Price Equity Series, Inc.*
	Real Estate		Mid Cap Value		Small Cap Core		Equity Income		Health Sciences
	Subaccount		Subaccount		Subaccount		Subaccount		Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31		Year Ended December 31
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
Increase (decrease) in net assets from operations:
Net investment income (loss)	$69,883	$275,610	$48,384	$(98,838)	$(256,990)	$(247,512)	$152,904	$103,202	$(402,341)	$(327,089)
Net realized gain (loss) on investments	512,036	1,100,411	1,871,052	967,981	3,097,648	1,809,283	1,555,747	1,920,277	1,470,563	1,358,223
Change in unrealized appreciation
(depreciation) of investments	3,294,246	(2,899,915)	3,106,426	(3,912,819)	2,273,250	(5,011,485)	1,881,108	(3,807,572)	5,763,923	(1,472,075)
Net increase (decrease) in net assets
from operations	3,876,165	(1,523,894)	5,025,862	(3,043,676)	5,113,908	(3,449,714)	3,589,759	(1,784,093)	6,832,145	(440,941)

Certificate transactions:
Transfers of net premiums	1,682,483	1,350,383	2,427,632	2,645,097	3,846,165	4,324,164	829,325	1,162,177	4,033,276	5,431,257
Transfers of surrenders and death benefits	(1,508,232)	(1,032,656)	(1,672,723)	(1,193,969)	(1,775,250)	(1,100,394)	(1,203,676)	(932,666)	(1,531,979)	(1,434,863)
Transfers of administrative
and other charges	(9,264)	(9,109)	(8,772)	(9,284)	(11,193)	(11,079)	(5,774)	(6,036)	(11,400)	(10,236)
Transfers between subaccounts, including
Declared Interest Option account	(759,061)	(1,272,374)	(1,442,662)	(938,393)	346,798	379,480	(117,692)	82,068	(118,953)	1,026,752
Net increase (decrease) in net assets from
certificate transactions	(594,074)	(963,756)	(696,525)	503,451	2,406,520	3,592,171	(497,817)	305,543	2,370,944	5,012,910
Total increase (decrease) in net assets	3,282,091	(2,487,650)	4,329,337	(2,540,225)	7,520,428	142,457	3,091,942	(1,478,550)	9,203,089	4,571,969

Net assets at beginning of period	17,957,404	20,445,054	20,342,824	22,883,049	21,668,405	21,525,948	14,749,888	16,228,438	23,812,314	19,240,345
Net assets at end of period	$21,239,495	$17,957,404	$24,672,161	$20,342,824	$29,188,833	$21,668,405	$17,841,830	$14,749,888	$33,015,403	$23,812,314

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

22

Modern Woodmen of America Variable Annuity Account

Statement of Changes in Net Assets (continued)

							T. Rowe Price International
	T. Rowe Price Equity Series, Inc. *						Series, Inc.*
	Mid-Cap Growth		Moderate Allocation Portfolio		New America Growth		International Stock
	Subaccount		Subaccount		Subaccount		Subaccount
	Year ended December 31				Year ended December 31		Year ended December 31
	2019	2018	2019	2018	2019	2018	2019	2018
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(854,437)	$(730,025)	$204,445	$137,736	$(329,053)	$(315,108)	$96,126	$(726)
Net realized gain (loss) on investments	5,519,714	7,925,971	909,472	2,307,684	2,881,483	3,053,677	457,138	980,018
Change in unrealized appreciation
(depreciation) of investments	11,900,285	(9,779,582)	4,577,300	(4,625,396)	6,859,307	(3,444,229)	1,539,018	(2,424,997)
Net increase (decrease) in net assets
from operations	16,565,562	(2,583,636)	5,691,217	(2,179,976)	9,411,737	(705,660)	2,092,282	(1,445,705)

Certificate transactions:
Transfers of net premiums	11,204,943	14,322,464	4,289,486	6,176,614	6,093,099	6,935,739	941,365	1,033,438
Transfers of surrenders and death benefits	(4,076,443)	(3,009,404)	(2,690,124)	(1,938,080)	(2,176,356)	(1,266,393)	(725,554)	(421,555)
Transfers of administrative
and other charges	(28,713)	(24,824)	(10,380)	(10,305)	(13,403)	(10,527)	(3,393)	(3,462)
Transfers between subaccounts, including
Declared Interest Option account	1,759,221	1,635,221	(423,454)	226,274	1,051,730	1,887,705	(46,020)	170,192
Net increase (decrease) in net assets from
certificate transactions	8,859,008	12,923,457	1,165,528	4,454,503	4,955,070	7,546,524	166,398	778,613
Total increase (decrease) in net assets	25,424,570	10,339,821	6,856,745	2,274,527	14,366,807	6,840,864	2,258,680	(667,092)

Net assets at beginning of period	53,245,105	42,905,284	31,039,201	28,764,674	26,453,832	19,612,968	7,886,665	8,553,757
Net assets at end of period	$78,669,675	$53,245,105	$37,895,946	$31,039,201	$40,820,639	$26,453,832	$10,145,345	$7,886,665

23

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements

December 31, 2019

1. Organization and Significant Accounting Policies

Organization

Modern Woodmen of America Variable Annuity Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Modern Woodmen of America (the Society) and exists in accordance with the rules and regulations of the Illinois Department of Insurance. The Account is a funding vehicle for individual variable annuity certificates issued by the Society.

At the direction of eligible certificate owners, the Account invests in various investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

Subaccount	Invests Exclusively in Shares of

American Century Investments:
Capital Appreciation	VP Capital Appreciation Fund
Mid Cap Value	VP Mid Cap Value Fund
Ultra	VP Ultra® Fund
American Funds Insurance Series:
Capital Income Builder	American Funds IS Capital Income Builder – Class 1 (1)
Global Bond	American Funds IS Global Bond Fund – Class 2 (1)
Global Growth and Income	American Funds IS Global Growth and Income Fund -
Class 1 (2)
Global Small Capitalization	American Funds IS Global Small Capitalization Fund -
Class 1 (2)
Growth	American Funds IS Growth Fund – Class 2 (1)
Growth-Income	American Funds IS Growth-Income Fund – Class 2 (1)
Managed Risk Growth	American Funds IS Managed Risk Growth Fund -
Class P1 (2)
Managed Risk Growth-Income	American Funds IS Managed Risk Growth-Income
Fund – Class P1 (2)
New World	American Funds IS New World Fund – Class 1 (1)

BNY Mellon Variable Investment Fund: (7)
Appreciation	VIF Appreciation Portfolio – Initial Share Class
Growth and Income	VIF Growth and Income Portfolio – Initial Share Class
International Equity	VIF International Equity Portfolio – Initial Share Class
Opportunistic Small Cap	VIF Opportunistic Small Cap Portfolio– Initial Share Class

24

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

December 31, 2019

1. Organization and Significant Accounting Policies (continued)

Subaccount	Invests Exclusively in Shares of

Sustainable U.S. Equity	BNY Mellon Sustainable U.S. Equity Portfolio – Service Share Class (3) (6)

Calvert Variable Products, Inc.:
NASDAQ 100 Index	Calvert VP NASDAQ – 100 Index Portfolio
Russell 2000 Small Cap Index	Calvert VP Russell 2000 Small Cap Index Portfolio
S&P MidCap 400 Index	Calvert VP S&P MidCap 400 Index Portfolio

Federated Insurance Series Fund:
Quality Bond	Federated Quality Bond Fund II – Primary Shares
Government Money	Federated Government Money Fund II – Service Share Class (2)
Managed Volatility	Federated Managed Volatility Fund II – Primary Shares (4)

Fidelity® Variable Insurance Products Funds:
Contrafund	VIP Contrafund® Portfolio – Initial Class
Energy	VIP Energy Portfolio – Service Class 2 (1)
Freedom 2015	VIP Freedom 2015 Portfolio – Initial Class
Freedom 2020	VIP Freedom 2020 Portfolio – Initial Class
Freedom 2025	VIP Freedom 2025 Portfolio – Initial Class
Freedom 2030	VIP Freedom 2030 Portfolio – Initial Class
Freedom 2035	VIP Freedom 2035 Portfolio – Initial Class (1)
Freedom 2040	VIP Freedom 2040 Portfolio – Initial Class (1)
Freedom 2045	VIP Freedom 2045 Portfolio – Initial Class (1)
Freedom 2050	VIP Freedom 2050 Portfolio – Initial Class (1)
Growth	VIP Growth Portfolio – Initial Class
Growth & Income	VIP Growth & Income Portfolio – Initial Class
High Income	VIP High Income Portfolio – Service Class 2
Index 500	VIP Index 500 Portfolio – Initial Class
Mid-Cap	VIP Mid Cap Portfolio – Service Class 2
Overseas	VIP Overseas Portfolio – Initial Class
Real Estate	VIP Real Estate Portfolio – Initial Class

25

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

December 31, 2019

1. Organization and Significant Accounting Policies (continued)

Subaccount	Invests Exclusively in Shares of

JPMorgan Insurance Trust:
Mid Cap Value	Mid Cap Value Portfolio – Class 1
Small Cap Core	Small Cap Core Portfolio – Class 1

T. Rowe Price Equity Series, Inc.:
Equity Income	Equity Income Portfolio
Health Sciences	Health Sciences Portfolio (1)
Mid-Cap Growth	Mid-Cap Growth Portfolio
Moderate Allocation	Moderate Allocation Portfolio (5)
New America Growth	New America Growth Portfolio

T. Rowe International Series, Inc.:
International Stock	International Stock Portfolio

(1)   Subaccounts commenced operations on May 1, 2015. 2015 amounts reported within these financial statements for these subaccounts are for the short period of May 1, 2015 through December 31, 2015.

(2)   Effective April 30, 2016 the name of the Federated Prime Money Fund II – Primary Shares subaccount was changed to Federated Government Money Fund II – Service Share Class.

(3)   Effective May 1, 2017 the name of the Dreyfus Socially Responsible Growth Fund – Service Share Class subaccount was changed to the Dreyfus Sustainable U.S. Equity Portfolio – Service Share Class.

(4)	Effective August 17, 2018 the Federated Managed Tail Risk Fund II was merged into the Federated Managed Volatility Fund II.

(5)	Effective May 1, 2019 the name of the T. Rowe Price Personal Strategy Balanced Portfolio was changed to the T. Rowe Price Moderate Allocation Portfolio.

(6)

Effective June 3, 2019 the name of the Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Service Share Class was changed to the BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Share Class.

(7)	Effective June 3, 2019 the name of the Dreyfus Variable Investment Fund was changed to the BNY Mellon Variable Investment Fund.

26

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

December 31, 2019

1. Organization and Significant Accounting Policies (continued)

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Society’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity certificates is not chargeable with liabilities arising out of any other business the Society may conduct.

Eligible certificate owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Society and pays interest at declared rates guaranteed for each certificate year.

Administrative Services Agreement

The Society performs the administrative duties and compliance services for the Account. Pursuant to an agreement between the Society and se2, Inc. (se2) effective April 18, 2011, se2 performs the execution of trade purchases and redemptions, tax reporting, recording of accounting transactions, and other services.

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis is used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

The inputs used in determining the fair value of the Account’s investments are summarized in three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Account’s own assumptions in determining the fair value of the investments)

At December 31, 2019, all mutual fund shares owned by the Account are stated at fair value and were based upon daily unadjusted quoted prices, therefore were classified as Level 1. There were no transfers between levels during the year.

27

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

December 31, 2019

1. Organization and Significant Accounting Policies (continued)

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Certificates in Annuitization Period

Net assets allocated to certificates in the annuitization period are computed according to the Annuity 2000 Mortality Table, with an assumed investment return determined at the time of annuitization. The mortality risk is fully borne by the Society and may result in additional amounts being transferred into the Account by the Society to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Society.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Amounts Due To/Due From Modern Woodmen of America

The amounts due to or from Modern Woodmen of America represent premiums received from certificate holders that have not been remitted to the Account, net of amounts due for surrenders and death benefits, as well as other policy and administrative charges.

28

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

December 31, 2019

2. Expense Charges

The Account reimburses the Society for certain mortality and other risks assumed by the Society. The Society deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 1.40% of the average daily net asset value of the Account. These charges are assessed in return for the Society’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with certificates issued. The Account also pays the Society certain amounts relating to the distribution and administration of the certificates funded by the Account. The following summarizes those amounts:

Administrative Charge: Prior to the annuity payment period, the Society will deduct an annual administrative charge of $30 to reimburse it for administrative expenses related to the certificate. A portion of this charge may be deducted from funds held in the fixed interest subaccount.

Surrender Charge: A surrender charge is imposed in the event of a full or partial surrender during the first eight certificate years. The amount charged is 8% of the amount surrendered during the first certificate year and declines by 1% in each of the next seven certificate years. In each certificate year, no surrender charge is deducted on annual withdrawals up to 10% of the accumulated value as of the most recent prior certificate anniversary. After eight full certificate years, no surrender charge is deducted.

Transfer Charge: A transfer charge of $25 may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one certificate year.

3. Federal Income Taxes

The Society is a tax-exempt fraternal benefit society under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Society does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the certificates. Based on this, no charge is currently being made to the Account for federal income taxes. The Society periodically reviews the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the certificates.

29

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

December 31, 2019

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2019:

Subaccount	Cost of Purchases	Proceeds from Sales
American Century Investments:
Capital Appreciation	$3,878,306	$1,238,597
Mid Cap Value	2,205,753	1,063,195
Ultra	3,443,780	600,370

American Funds Insurance Series:
Capital Income Builder	1,847,274	578,267
Global Bond	1,803,448	1,050,895
Global Growth and Income	4,259,220	974,771
Global Small Capitalization	2,566,141	780,828
Growth	10,362,949	1,130,240
Growth-Income	6,623,427	874,479
Managed Risk Growth	1,283,576	196,467
Managed Risk Growth-Income	621,390	181,954
New World	1,144,290	1,145,109

BNY Mellon Variable Investment Fund:
Appreciation	1,570,123	899,033
Growth and Income	1,067,999	616,280
International Equity	1,089,767	936,942
Opportunistic Small Cap	5,921,334	1,499,121

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.:
Sustainable U.S. Equity	635,273	316,667

Calvert Variable Products, Inc.:
NASDAQ 100 Index	7,670,382	2,217,836
Russell 2000 Small Cap Index	6,192,450	1,540,427
S&P MidCap 400 Index	3,381,077	1,754,160

30

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

December 31, 2019

4. Purchases and Sales of Investment Securities (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Federated Insurance Series Fund:
Quality Bond	$6,336,698	$1,899,950
Government Money	4,462,605	3,240,273
Managed Volatility	1,387,157	3,013,482
Fidelity® Variable Insurance Products Funds:
Contrafund	9,595,411	3,574,442
Energy	662,231	1,074,326
Freedom 2015	424,964	542,745
Freedom 2020	1,313,797	1,153,496
Freedom 2025	2,332,490	1,130,458
Freedom 2030	2,460,059	1,432,560
Freedom 2035	2,851,412	1,058,342
Freedom 2040	1,092,367	701,595
Freedom 2045	627,275	226,841
Freedom 2050	643,313	158,468
Growth	5,210,009	1,414,135
Growth & Income	1,950,485	1,264,352
High Income	6,352,779	2,670,836
Index 500	7,364,813	3,373,096
Mid-Cap	4,037,392	2,074,858
Overseas	1,060,729	1,067,992
Real Estate	1,952,132	2,057,277

JPMorgan Insurance Trust:
Mid Cap Value	3,691,894	2,799,318
Small Cap Core	6,795,672	1,698,148

31

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

December 31, 2019

4. Purchases and Sales of Investment Securities (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
T. Rowe Price Equity Series, Inc.:
Equity Income	$2,670,115	$1,963,727
Health Sciences	5,379,857	2,031,132
Mid-Cap Growth	16,171,025	2,699,551
Moderate Allocation	5,527,438	3,193,667
New America Growth	9,020,881	1,787,282

T. Rowe Price International Series, Inc.:
International Stock	1,460,595	798,099

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the years ended December 31, 2018 and 2019:

	Year Ended December 31
	2019			2018
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
American Century Investments:
Capital Appreciation	116,286	78,981	37,305	68,645	42,121	26,524
Mid Cap Value	58,543	57,063	1,480	91,682	66,110	25,572
Ultra	110,551	35,055	75,496	98,756	22,947	75,809

American Funds Insurance Series:
Capital Income Builder	187,490	83,125	104,365	219,767	102,132	117,635
Global Bond	201,030	130,130	70,900	255,803	110,140	145,663
Global Growth and Income	378,345	185,705	192,640	600,023	172,848	427,175
Global Small Capitalization	227,660	119,647	108,013	364,270	111,381	252,889
Growth	645,908	211,428	434,480	818,911	204,073	614,838
Growth-Income	384,376	152,660	231,716	690,079	206,337	483,742
Managed Risk Growth	87,086	20,139	66,947	92,936	26,436	66,500
Managed Risk Growth-Income	55,015	19,635	35,380	80,721	51,012	29,709
New World	107,947	129,600	(21,653)	343,430	152,178	191,252

32

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

December 31, 2019

5. Summary of Changes from Unit Transactions (continued)

	Year Ended December 31
	2019			2018
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
BNY Mellon Variable Investment Fund:
Appreciation	35,541	35,833	(292)	23,946	28,481	(4,535)
Growth and Income	23,782	27,195	(3,413)	32,912	29,439	3,473
International Equity	33,071	47,529	(14,458)	37,684	33,955	3,729
Opportunistic Small Cap	233,218	152,374	80,844	300,413	117,252	183,161

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.:
Sustainable U.S. Equity	19,995	12,812	7,183	13,868	22,299	(8,431)

Calvert Variable Products, Inc.:
NASDAQ 100 Index	218,878	122,838	96,040	281,804	104,893	176,911
Russell 2000 Small Cap Index	221,365	122,960	98,405	228,249	96,861	131,388
S&P MidCap 400 Index	95,477	82,253	13,224	100,278	63,213	37,065

Federated Insurance Series Fund:
Quality Bond	653,723	299,225	354,498	410,505	291,969	118,536
Government Money	494,542	365,361	129,181	137,877	115,199	22,678
Managed Volatility	69,250	138,889	(69,639)	227,616	79,391	148,225

33

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

December 31, 2019

5. Summary of Changes from Unit Transactions (continued)

	Year Ended December 31
	2019			2018
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
Fidelity® Variable Insurance Products Funds:
Contrafund	238,743	204,604	34,139	248,122	148,204	99,918
Energy	116,036	173,617	(57,581)	200,489	232,126	(31,637)
Freedom 2015	19,377	34,310	(14,933)	19,230	31,701	(12,471)
Freedom 2020	47,906	61,780	(13,874)	89,790	32,639	57,151
Freedom 2025	134,554	90,589	43,965	117,497	66,496	51,001
Freedom 2030	106,937	91,549	15,388	196,096	80,618	115,478
Freedom 2035	218,650	93,471	125,179	195,100	33,865	161,235
Freedom 2040	78,882	59,322	19,560	210,021	29,301	180,720
Freedom 2045	48,268	22,361	25,907	95,551	12,342	83,209
Freedom 2050	47,894	20,040	27,854	144,015	29,705	114,310
Growth	141,283	69,293	71,990	200,738	81,991	118,747
Growth & Income	52,730	63,594	(10,864)	57,747	56,092	1,655
High Income	291,364	196,271	95,093	318,222	206,781	111,441
Index 500	337,032	238,066	98,966	310,760	172,024	138,736
Mid-Cap	82,799	95,209	(12,410)	88,982	70,899	18,083
Overseas	48,441	64,356	(15,915)	82,193	46,692	35,501
Real Estate	148,238	183,980	(35,742)	173,018	243,842	70,824

JPMorgan Insurance Trust:
Mid Cap Value	84,894	102,652	(17,758)	105,643	92,521	13,122
Small Cap Core	156,427	95,280	61,147	150,943	63,945	86,998

T. Rowe Price Equity Series, Inc.:
Equity Income	85,057	105,222	(20,165)	89,201	76,864	12,337
Health Sciences	577,898	382,220	195,678	731,119	309,900	421,219
Mid-Cap Growth	294,976	152,713	142,263	348,635	125,337	223,298
Moderate Allocation	264,787	220,350	44,437	365,384	188,908	176,476
New America Growth	214,669	111,055	103,614	258,524	89,498	169,026

T. Rowe Price International Series, Inc.:
International Stock	67,953	58,462	9,491	82,885	45,442	37,443

34

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

December 31, 2019

6. Financial Highlights

The following summarizes units outstanding, unit values, and net assets at December 31, 2019, 2018, 2017, 2016, and 2015 and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31
Subaccount	Units	Unit Fair Value (4)	Net Assets	Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
American Century Investments:
Capital Appreciation:
2019	365,108	$32.90	$12,013,592	—%	1.40%	35.24%
2018	327,802	24.61	8,067,817	—	1.40	(6.51)
2017	301,278	26.33	7,931,602	—	1.40	20.10
2016	273,672	21.92	5,998,271	—	1.40	1.81
2015	275,942	21.53	5,940,632	—	1.40	0.51
Mid Cap Value:
2019	387,778	28.95	11,227,866	2.06	1.40	27.37
2018	386,298	22.73	8,781,699	1.43	1.40	(6.94)
2017	360,726	26.45	9,540,451	1.59	1.40	9.65
2016	275,935	24.01	6,625,046	1.77	1.40	21.14
2015	214,678	19.82	4,253,996	1.66	1.40	(2.77)
Ultra:
2019	287,935	33.28	9,583,731	—	1.40	32.72
2018	212,440	25.08	5,327,622	0.22	1.40	(0.64)
2017	136,631	25.24	3,448,561	0.35	1.40	30.44
2016	119,168	19.35	2,306,481	0.34	1.40	2.98
2015	113,835	18.79	2,138,933	0.42	1.40	4.80

American Funds Insurance Series:
Capital Income Builder (5):
2019	773,805	11.54	8,930,819	3.16	1.40	16.53
2018	669,439	9.90	6,630,482	3.24	1.40	(8.07)
2017	551,805	10.77	5,944,873	3.09	1.40	11.76
2016	378,187	9.64	3,646,565	3.74	1.40	2.66
2015	140,147	9.39	1,315,405	3.54	1.40	(6.10)
Global Bond (5):
2019	540,060	10.49	5,666,578	1.62	1.40	6.28
2018	469,160	9.87	4,631,773	2.38	1.40	(2.70)
2017	323,496	10.15	3,282,364	0.47	1.40	5.36
2016	166,834	9.63	1,606,321	0.84	1.40	1.37
2015	41,635	9.50	395,726	0.01	1.40	(5.00)

35

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

December 31, 2019

6. Financial Highlights (continued)

	As of December 31
Subaccount	Units	Unit Fair Value (4)	Net Assets	Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
American Funds Insurance Series (continued):
Global Growth and Income (5):
2019	1,220,738	$14.13	$17,254,660	2.35%	1.40%	29.57%
2018	1,028,098	10.91	11,214,974	2.20	1.40	(10.61)
2017	600,923	12.20	7,333,542	3.02	1.40	24.66
2016	325,436	9.79	3,185,832	2.53	1.40	6.18
2015	211,044	9.22	1,946,661	4.48	1.40	(7.80)
Global Small Capitalization (5):
2019	833,487	13.34	11,122,190	0.42	1.40	30.02
2018	725,474	10.26	7,445,532	0.38	1.40	(11.55)
2017	472,586	11.60	5,483,540	0.70	1.40	24.50
2016	292,783	9.32	2,729,163	0.61	1.40	0.98
2015	152,027	9.23	1,403,962	—	1.40	(7.70)
Growth Fund (5):
2019	1,920,710	17.21	33,046,567	0.81	1.40	28.97
2018	1,486,230	13.34	19,827,476	0.50	1.40	(1.63)
2017	871,391	13.56	11,817,956	0.61	1.40	26.51
2016	465,413	10.72	4,988,708	0.98	1.40	7.96
2015	208,835	9.93	2,073,042	1.28	1.40	(0.70)
Growth-Income Fund (5):
2019	1,837,432	15.38	28,260,125	1.78	1.40	24.40
2018	1,605,716	12.36	19,853,066	1.62	1.40	(3.15)
2017	1,121,974	12.77	14,323,332	1.62	1.40	20.66
2016	749,250	10.58	7,924,805	1.78	1.40	9.98
2015	402,842	9.62	3,874,012	2.45	1.40	(3.80)
Managed Risk Growth (5):
2019	252,734	14.44	3,650,065	1.44	1.40	20.32
2018	185,788	12.00	2,229,986	0.67	1.40	(1.43)
2017	119,288	12.18	1,452,495	0.54	1.40	24.50
2016	58,913	9.78	576,230	0.46	1.40	1.45
2015	29,631	9.64	285,608	—	1.40	(3.60)
Managed Risk Growth-Income (5):
2019	267,213	13.37	3,572265	0.66	1.40	17.49
2018	231,833	11.38	2,637,835	1.54	1.40	(3.03)
2017	202,124	11.74	2,371,659	1.01	1.40	19.00
2016	113,058	9.86	1,114,996	1.56	1.40	5.01
2015	62,790	9.39	589,604	0.91	1.40	(6.10)

36

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

December 31, 2019

6. Financial Highlights (continued)

	As of December 31
Subaccount	Units	Unit Fair Value(4)	Net Assets	Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
American Funds Insurance Series (continued):
New World (5):
2019	621,425	$13.11	$8,149,655	1.19%	1.40%	27.68%
2018	643,078	10.27	6,605,064	1.19	1.40	(15.03)
2017	451,826	12.09	5,461,395	1.53	1.40	27.91
2016	174,180	9.45	1,645,478	1.49	1.40	4.19
2015	74,619	9.07	676,909	1.41	1.40	(9.30)

BNY Mellon Variable Investment Fund (11):
Appreciation:
2019	212,418	34.20	7,265,049	1.17	1.40	34.22
2018	212,710	25.48	5,420,310	1.26	1.40	(8.15)
2017	217,244	27.74	6,026,773	1.34	1.40	25.59
2016	214,034	22.09	4,728,244	1.65	1.40	6.41
2015	219,883	20.76	4,564,494	1.71	1.40	(3.80)
Growth and Income:
2019	195,658	28.45	5,567,372	1.08	1.40	27.34
2018	199,071	22.35	4,448,365	0.80	1.40	(6.01)
2017	195,598	23.77	4,650,183	0.76	1.40	18.04
2016	168,528	20.14	3,393,685	1.23	1.40	8.51
2015	166,869	18.56	3,096,533	0.85	1.40	0.22
International Equity:
2019	243,054	$26.50	$6,440,564	1.31%	1.40%	18.40%
2018	257,512	22.38	5,763,025	1.23	1.40	(16.89)
2017	253,783	26.93	6,833,561	1.03	1.40	25.59
2016	266,298	21.44	5,710,320	0.93	1.40	(6.86)
2015	276,208	23.02	6,357,560	3.32	1.40	—
Opportunistic Small Cap:
2019	954,502	21.14	20,178,436	—	1.40	20.10
2018	873,658	17.60	15,378,712	—	1.40	(20.20)
2017	690,497	22.06	15,231,548	—	1.40	22.96
2016	528,918	17.94	9,488,421	—	1.40	15.44
2015	472,023	15.54	7,333,981	—	1.40	(3.60)

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.:
Sustainable U.S. Equity (7) (10):
2019	105,371	33.25	3,504,086	1.22	1.40	32.16
2018	98,188	25.16	2,470,668	1.57	1.40	(5.96)
2017	106,619	26.76	2,852,915	0.90	1.40	13.48
2016	100,380	23.58	2,367,403	1.02	1.40	8.56
2015	96,484	21.72	2,096,095	0.80	1.40	(4.78)

37

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

December 31, 2019

6. Financial Highlights (continued)

	As of December 31
Subaccount	Units	Unit Fair Value(4)	Net Assets	Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Calvert Variable Products, Inc.:
NASDAQ 100 Index:
2019	840,775	57.80	48,613,821	0.53	1.40	36.86
2018	744,715	42.23	31,464,086	0.60	1.40	(1.85)
2017	541,813	43.03	24,444,496	0.51	1.40	30.51
2016	447,886	32.97	14,764,746	0.56	1.40	5.13
2015	406,874	31.36	12,758,719	0.06	1.40	7.58
Russell 2000 Small Cap Index:
2019	771,504	32.78	25,291,688	0.96	1.40	23.35
2018	673,092	26.57	17,889,439	1.13	1.40	(12.46)
2017	423,745	30.36	16,448,185	0.82	1.40	12.81
2016	429,724	26.91	11,565,387	0.64	1.40	19.23
2015	351,969	22.57	7,943,230	0.16	1.40	(6.50)
S&P MidCap 400 Index:
2019	474,034	38.71	18,351,780	1.18	1.40	24.09
2018	460,810	31.20	14,376,140	1.21	1.40	(12.56)
2017	568,087	35.68	15,119,304	0.76	1.40	14.29
2016	330,876	31.22	10,328,843	0.47	1.40	18.62
2015	303,873	26.32	7,997,424	0.09	1.40	(4.01)

Federated Insurance Series Fund:
Quality Bond:
2019	2,255,753	11.82	26,668,568	2.74	1.40	7.93
2018	1,901,255	10.95	20,825,545	2.98	1.40	(1.97)
2017	1,782,720	11.17	19,920,174	3.17	1.40	2.61
2016	1,578,737	10.89	17,193,337	3.51	1.40	2.35
2015	1,574,295	10.64	16,744,011	3.63	1.40	(1.57)
Government Money (6):
2019	259,648	9.44	2,450,944	—	1.40	—
2018	130,467	9.42	1,228,611	1.27	1.40	(0.15)
2017	107,789	9.43	1,016,624	0.32	1.40	(1.03)
2016	100,566	9.53	958,748	—	1.40	(1.45)
2015	107,084	9.67	1,035,140	—	1.40	(1.33)
Managed Volatility:
2019	587,457	26.88	15,788,770	2.14	1.40	18.57
2018	657,096	22.67	14,894,759	2.60	1.40	(9.76)
2017	508,871	25.12	12,782,973	3.81	1.40	16.46
2016	488,613	21.57	10,537,074	4.84	1.40	6.26
2015	522,987	20.30	10,619,210	4.61	1.40	(8.85)

38

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

December 31, 2019

6. Financial Highlights (continued)

	As of December 31
Subaccount	Units	Unit Fair Value(4)	Net Assets	Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Federated Insurance Series Fund (continued):
Managed Tail Risk (8):
2019	—	$—	$—	—%	—%	—%
2018	—	—	—	—	—	—
2017	300,269	10.87	3,262,469	1.63	1.40	9.42
2016	315,140	9.93	3,129,242	1.74	1.40	(5.34)
2015	312,085	10.51	3,279,839	1.67	1.40	(7.56)

Fidelity® Variable Insurance Products Funds:
Contrafund:
2019	1,398,475	39.05	54,609,061	0.47	1.40	29.76
2018	1,364,336	30.09	41,056,724	0.73	1.40	(7.68)
2017	1,264,418	32.59	41,213,662	1.02	1.40	20.19
2016	1,189,272	27.12	32,250,222	0.84	1.40	6.52
2015	1,149,935	25.46	29,275,236	1.07	1.40	(0.70)
Energy(5):
2019	690,361	7.33	5,062,978	1.79	1.40	8.31
2018	747,943	6.77	5,064,519	0.69	1.40	(25.81)
2017	779,579	9.13	7,115,421	1.48	1.40	(4.13)
2016	683,406	9.52	6,505,246	0.73	1.40	31.67
2015	186,955	7.23	1,351,583	2.59	1.40	(27.70)
Freedom 2015:
2019	89,929	18.31	1,646,473	1.99	1.40	16.63
2018	104,862	15.70	1,646,153	1.47	1.40	(6.39)
2017	117,333	16.77	1,967,622	1.65	1.40	13.54
2016	123,707	14.77	1,827,505	1.60	1.40	4.46
2015	129,596	14.14	1,832,835	1.52	1.40	(1.74)
Freedom 2020:
2019	394,855	19.23	7,593,244	2.11	1.40	18.47
2018	408,728	16.23	6,634,632	1.63	1.40	(7.17)
2017	351,578	17.49	6,147,703	1.64	1.40	15.04
2016	307,226	15.20	4,671,016	1.52	1.40	4.61
2015	311,884	14.53	4,530,699	1.80	1.40	(1.62)
Freedom 2025:
2019	557,834	20.47	11,463,237	2.17	1.40	20.17
2018	513,739	17.03	8,790,123	1.50	1.40	(7.81)
2017	465,162	18.47	8,593,083	1.60	1.40	16.26
2016	409,866	15.89	6,511,921	1.68	1.40	4.75
2015	346,678	15.17	5,259,579	1.77	1.40	(1.56)

39

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

December 31, 2019

6. Financial Highlights (continued)

	As of December 31
Subaccount	Units	Unit Fair Value(4)	Net Assets	Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Fidelity® Variable Insurance Products Funds (continued):
Freedom 2030:
2019	926,194	$20.72	$19,192,640	2.03%	1.40%	22.71%
2018	910,806	16.89	15,380,770	1.47	1.40	(9.06)
2017	795,328	18.57	14,768,982	1.55	1.40	19.27
2016	674,943	15.57	10,506,127	1.55	1.40	5.13
2015	615,593	14.81	9,113,898	1.74	1.40	(1.59)
Freedom 2035 (5):
2019	607,036	13.52	8,206,352	1.98	1.40	25.73
2018	481,857	10.75	5,181,032	1.31	1.40	(10.56)
2017	320,622	12.02	3,854,511	2.07	1.40	21.68
2016	164,023	9.88	1,620,950	2.34	1.40	5.33
2015	50,227	9.38	470,946	5.48	1.40	(6.20)
Freedom 2040 (5):
2019	325,119	13.57	4,411,162	1.85	1.40	26.75
2018	305,559	10.70	3,270,862	1.46	1.40	(11.14)
2017	124,839	12.05	1,503,819	1.50	1.40	21.92
2016	76,998	9.88	760,914	3.09	1.40	5.33
2015	18,053	9.38	169,326	4.00	1.40	(6.20)
Freedom 2045 (5):
2019	177,345	13.57	2,405,906	1.94	1.40	26.79
2018	151,438	10.70	1,620,295	1.45	1.40	(11.14)
2017	68,229	12.04	821,554	1.67	1.40	21.87
2016	33,345	9.88	329,420	2.03	1.40	5.33
2015	11,828	9.38	110,934	8.38	1.40	(6.20)
Freedom 2050 (5):
2019	330,250	13.56	4,477,206	1.87	1.40	26.74
2018	302,396	10.70	3,234,733	1.30	1.40	(11.14)
2017	188,085	12.04	2,264,197	1.40	1.40	21.84
2016	158,826	9.88	1,569,480	4.36	1.40	5.33
2015	8,777	9.38	82,316	7.02	1.40	(6.20)
Growth:
2019	566,752	44.92	25,460,280	0.26	1.40	32.46
2018	494,762	33.91	16,779,677	0.25	1.40	(1.55)
2017	376,016	34.45	12,953,825	0.22	1.40	33.27
2016	284,545	25.85	7,355,230	0.04	1.40	(0.58)
2015	272,146	26.00	7,076,282	0.27	1.40	5.69
Growth & Income:
2019	334,328	29.93	10,005,970	3.58	1.40	28.26
2018	345,192	23.33	8,055,005	0.34	1.40	(10.25)
2017	343,537	26.00	8,931,447	1.36	1.40	15.29
2016	293,107	22.55	6,609,818	1.71	1.40	14.47
2015	308,435	19.70	6,075,598	2.18	1.40	(3.62)

40

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

December 31, 2019

6. Financial Highlights (continued)

	As of December 31
Subaccount	Units	Unit Fair Value (4)	Net Assets	Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Fidelity® Variable Insurance Products Funds (continued):
High Income:
2019	1,139,497	$27.66	$31,531,720	5.33%	1.40%	13.18%
2018	1,044,364	24.44	25,534,889	5.73	1.40	(4.96)
2017	933,494	25.71	24,003,345	5.84	1.40	5.43
2016	652,749	24.39	15,918,291	5.68	1.40	12.60
2015	597,171	21.66	12,933,657	7.01	1.40	(5.17)
Index 500:
2019	1,656,030	33.18	54,948,594	2.01	1.40	29.54
2018	1,557,063	25.61	39,884,067	1.93	1.40	(5.82)
2017	1,418,328	27.20	38,574,506	1.90	1.40	20.02
2016	1,186,123	22.66	26,874,206	1.60	1.40	10.32
2015	1,047,319	20.54	21,509,576	2.16	1.40	(0.05)
Mid-Cap:
2019	630,491	39.24	24,742,414	0.67	1.40	21.47
2018	642,902	32.31	20,769,814	0.41	1.40	(13.06)
2017	624,818	38.44	24,017,940	0.50	1.40	18.86
2016	624,430	32.34	20,191,392	0.32	1.40	10.41
2015	635,869	29.29	18,627,393	0.25	1.40	(3.01)
Overseas:
2019	384,942	26.92	10,362,762	1.74	1.40	26.00
2018	400,857	21.36	8,564,303	1.62	1.40	(15.99)
2017	365,356	25.43	9,291,680	1.49	1.40	28.51
2016	351,961	19.79	6,966,186	1.45	1.40	(6.39)
2015	359,878	21.14	7,607,506	1.31	1.40	2.17
Real Estate:
2019	1,303,668	16.29	21,239,495	1.72	1.40	21.52
2018	1,339,371	13.40	17,957,403	2.82	1.40	(7.52)
2017	1,410,747	14.49	20,445,054	1.83	1.40	2.64
2016	1,396,976	14.12	19,725,911	1.55	1.40	4.28
2015	1,245,220	13.54	16,859,037	1.99	1.40	2.27

JPMorgan Insurance Trust:
Mid Cap Value:
2019	577,539	42.72	24,672,161	1.60	1.40	25.01
2018	595,297	34.17	20,342,824	0.97	1.40	(13.06)
2017	582,175	39.31	22,883,049	0.80	1.40	12.21
2016	527,585	35.03	18,482,767	0.85	1.40	13.11
2015	481,729	30.97	14,919,479	0.99	1.40	(4.00)

41

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

December 31, 2019

6. Financial Highlights (continued)

	As of December 31
Subaccount	Units	Unit Fair Value (4)	Net Assets	Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
JPMorgan Insurance Trust (continued):
Small Cap Core:
2019	695,083	$38.71	$29,188,833	0.39%	1.40%	22.86%
2018	633,936	34.18	21,668,405	0.37	1.40	(13.15)
2017	546,938	39.36	21,525,948	0.32	1.40	13.65
2016	475,983	34.63	16,484,773	0.52	1.40	18.56
2015	418,109	29.21	12,213,636	0.14	1.40	(6.59)

T. Rowe Price Equity Series, Inc.:
Equity Income:
2019	660,830	26.99	17,841,830	2.32	1.40	24.65
2018	680,996	21.66	14,749,888	2.03	1.40	(10.76)
2017	668,659	24.27	16,228,438	1.78	1.40	14.43
2016	600,927	21.21	12,746,010	2.40	1.40	17.51
2015	581,455	18.05	10,493,635	1.82	1.40	(8.14)
Health Sciences (5):
2019	2,362,547	13.97	33,015,403	—	1.40	27.16
2018	2,166,869	10.99	23,812,314	—	1.40	(0.30)
2017	1,745,651	11.02	19,240,345	—	1.40	25.82
2016	1,359,154	8.76	11,905,521	—	1.40	(11.69)
2015	780,182	9.92	7,740,960	—	1.40	(0.80)
Mid-Cap Growth:
2019	1,150,292	68.39	78,669,675	0.15	1.40	29.48
2018	1,007,678	52.82	53,245,105	—	1.40	(3.39)
2017	784,730	54.68	42,905,284	—	1.40	23.06
2016	644,515	44.43	28,636,440	—	1.40	4.79
2015	565,412	42.40	23,972,422	—	1.40	5.11
Moderate Allocation (9):
2019	1,375,903	27.54	37,895,946	1.97	1.40	18.15
2018	1,331,466	23.31	31,039,201	1.83	1.40	(6.39)
2017	1,154,990	24.90	28,764,674	1.55	1.40	15.78
2016	1,031,116	21.51	22,176,925	1.67	1.40	4.98
2015	1,040,199	20.49	21,309,316	1.74	1.40	(1.40)
New America Growth:
2019	752,663	54.23	40,820,639	0.44	1.40	33.67
2018	649,050	40.76	26,453,832	0.18	1.40	(0.25)
2017	480,024	40.86	19,612,968	0.12	1.40	32.57
2016	415,107	30.82	12,792,867	0.04	1.40	(0.10)
2015	381,612	30.85	11,770,939	—	1.40	7.12

42

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

December 31, 2019

6. Financial Highlights (continued)

	As of December 31
Subaccount	Units	Unit Fair Value (4)	Net Assets	Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
T. Rowe Price International Series, Inc. (continued):
International Stock:
2019	463,934	$21.87	$10,145,345	2.43%	1.40%	26.01%
2018	454,262	17.35	7,886,665	1.39	1.40	(15.40)
2017	417,000	20.51	8,553,757	1.18	1.40	26.15
2016	389,516	16.26	6,335,078	1.11	1.40	0.68
2015	368,274	16.15	5,946,745	1.00	1.40	(2.24)

(1)

These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2)

These ratios represent the annualized certificate expenses of the separate account, consisting of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to certificate owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)

These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

(4)

There are no differences in unit value between accumulation units and units of contracts in annuitization period since there are no differences in charges that result in direct reductions of unit values.

(5)	Subaccount commenced operations on May 1, 2015.

(6)	Formerly Federated Prime Money Fund II. The fund’s name changed effective April 30, 2016.

(7)	Formerly Dreyfus Socially Responsible Growth Fund. The fund’s name changed effective May 1, 2017.

(8)	Federated Managed Tail Risk Fund merged into the Federated Managed Volatility Fund on August 17, 2018.

(9)	Formerly T. Rowe Price Strategy Balanced Portfolio. The portfolio’s name changed effective May 1, 2019.

(10)	Formerly Dreyfus Sustainable U.S. Equity Portfolio, Inc. The portfolio’s name changed effective June 3, 2019.

(11)	Formerly Dreyfus Variable Investment Fund. The fund’s name changed effective June 3, 2019.

43

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

December 31, 2019

7. Subsequent Events

The outbreak of the novel coronavirus (“COVID-19”) in many countries continues to adversely impact global commercial activity and has contributed to significant volatility in financial markets. The global impact of the outbreak has been rapidly evolving and many countries have reacted by instituting quarantines and restrictions on travel. Such measures, as well as the general uncertainty surrounding the danger and impact of COVID-19, are creating significant disruption in supply chains and economic activity. As COVID-19 continues to spread, the potential impacts, including a global, regional or other economic recession, are increasingly difficult to assess. These events, or fear of such an event, present material uncertainty and risk with respect to the Separate Account performance and financial results.

The Account is not aware of any transactions or events, which occurred after the Statements of Assets and Liabilities date and before the financial statements were issued on April 24, 2020, which would require recognition or disclosure.

44

FINANCIAL STATEMENTS – STATUTORY BASIS Modern Woodmen of America Years Ended December 31, 2019, 2018 and 2017 With Reports of Independent Auditors

Modern Woodmen of America

Financial Statements – Statutory Basis

Years Ended December 31, 2019, 2018, and 2017

Ernst & Young LLP Suite 3000 801 Grand Avenue Des Moines, IA 50309-2764	Tel: +1 515 243 2727 Fax: +1 515 362 7200 ey.com

Report of Independent Auditors

Board of Directors

Modern Woodmen of America

We have audited the accompanying statutory-basis financial statements of Modern Woodmen of America (the Society), which comprise the balance sheets as of December 31, 2019 and 2018, and the related statements of operations, changes in surplus and cash flow for each of the three years in the period ended December 31, 2019, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

A member firm of Ernst & Young Global Limited

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the statutory-basis financial statements, the Society prepared these financial statements using accounting practices prescribed or permitted by the Illinois Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. The effects on the financial statements of the variances between these statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Society at December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Society at December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, on the basis of accounting described in Note 1.

/s/ Ernst & Young LLP

April 24, 2020

Modern Woodmen of America

Balance Sheets – Statutory Basis
(Dollars in Thousands)

	December 31
	2019	2018
Admitted assets
Cash and short-term investments	$363,354	$268,728
Investments:
Bonds:
Government	1,406,544	1,533,425
Industrial and miscellaneous	12,221,152	11,607,837
	13,627,696	13,141,262

Common stocks:
Unaffiliated companies (cost: 2019 - $399,512;
2018 - $450,138)	859,365	733,331
Affiliated companies (cost: 2019 - $16,775;
2018 - $16,525)	1,417	1,006
	860,782	734,337

Mortgage loans	458,883	589,432
Real estate:
Property occupied by the Society	18,059	18,805
Property held for sale	—	451
	18,059	19,256

Certificateholders’ loans	147,723	152,721
Securities lending reinvested collateral assets	375,154	353,066
Other invested assets	451,845	412,653
Total cash and invested assets	16,303,496	15,671,455

Investment income due and accrued	127,567	128,982
Electronic data processing equipment	3,422	5,306
Receivable from affiliates	669	1,204
Other assets	3,284	2,947
Separate account assets	902,209	666,036
Total admitted assets	$17,340,647	$16,475,930

3

Modern Woodmen of America

Balance Sheets – Statutory Basis
(Dollars in Thousands)

	December 31
	2019	2018
Liabilities and surplus
Liabilities:
Aggregate reserves for certificates and contracts:
Life and annuity	$12,908,456	$12,730,643
Accident and health	1,784	1,991
Certificate and contract claims	33,146	41,531
Other certificateholders’ funds	3,460	3,437
Dividends payable to certificateholders	8,090	7,300
Accrued commissions, general expenses, and taxes	17,676	15,854
Payable for securities lending collateral	375,154	353,066
FHLB advances	567,907	372,976
Other liabilities	85,870	66,981
Liability for employees’ and fieldworkers’ benefits	63,925	63,481
Interest maintenance reserve	28,556	36,649
Asset valuation reserve	326,105	237,056
Separate account liabilities	902,209	666,036
Total liabilities	15,322,338	14,597,001

Surplus:
Appropriated	—	278,604
Unassigned and other surplus funds	2,018,309	1,600,325
Total surplus	2,018,309	1,878,929

Total liabilities and surplus	$17,340,647	$16,475,930

See accompanying notes.

4

Modern Woodmen of America

Statements of Operations – Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2019	2018	2017

Income:
Premiums and other considerations:
Life	$253,031	$243,085	$239,879
Annuities	704,700	$720,004	$761,680
Accident and Health	58	71	83
Investment income, net of investment expenses	613,344	599,895	568,378
Amortization of interest maintenance reserve	12,941	16,053	16,186
Other income	9,049	12,350	8,031
Total income	1,593,123	1,591,458	1,594,238

Benefits and expenses:
Benefits:
Life	236,238	237,160	231,060
Annuities	882,378	827,894	797,087
Accident and Health	370	511	314
Increase in aggregate reserves for certificates
and contracts and other certificateholders’
funds	144,533	149,748	231,496
Employees’ and fieldworkers’ benefit plans	9,721	7,362	6,150
Commissions	53,784	56,702	65,461
General insurance expenses	111,728	115,942	108,488
Insurance, taxes, licenses, and fees	8,293	6,788	7,129
Net transfers to separate accounts	55,701	112,778	87,492
	1,502,746	1,514,885	1,534,678
Fraternal, charitable, and benevolent expenses	26,684	27,486	28,696
Total benefits and expenses	1,529,430	1,542,371	1,563,374

Net gain from operations before dividends to
certificateholders and net realized capital gains	63,693	49,087	30,864

Dividends to certificateholders	8,241	7,415	7,380
Net gain from operations before net realized
capital gains	55,452	41,672	23,484

Net realized capital gains	34,074	68,211	65,409
Net income	$89,526	$109,883	$88,893

See accompanying notes.

5

Modern Woodmen of America

Statements of Changes in Surplus – Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2019	2018	2017

Surplus, Balance at beginning of year	1,878,929	1,820,288	1,632,782
Net income	89,526	109,883	88,893
Change in net unrealized capital gains	184,961	(127,597)	136,578
Change in asset valuation reserve	(89,049)	39,115	(26,177)
Change in nonadmitted assets	1,612	(11,064)	(2,980)
Pension/postretirement plan adjustments	(15,254)	66,456	(9,167)
Correction of prior year errors	(32,657)	(18,300)	—
Other increases, net	241	148	359
Surplus, Balance at end of year	2,018,309	1,878,929	1,820,288

See accompanying notes.

6

Modern Woodmen of America

Statements of Cash Flow – Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2019	2018	2017
Operating activities
Premium and annuity considerations	$957,749	$963,260	$1,001,543
Investment income, net	612,728	600,363	565,136
Miscellaneous income	9,049	12,349	8,031
Total cash provided by operations	1,579,526	1,575,972	1,574,710

Benefit and loss-related payments	(1,116,185)	(1,061,737)	(997,902)
Commissions and other expenses paid	(204,005)	(202,523)	(208,073)
Dividends paid to certificateholders	(7,451)	(7,415)	(7,380)
Net transfers to separate accounts	(62,638)	(114,583)	(94,117)
Total cash used in operations	(1,390,279)	(1,386,258)	(1,307,472)
Net cash provided by operating activities	189,247	189,714	267,238

Investing activities
Proceeds from investments sold or matured:
Bonds	1,394,411	1,356,058	1,304,276
Stocks	132,769	150,116	218,285
Mortgage loans	130,548	56,084	49,297
Real Estate	—	3,282	—
Other invested assets	77,364	78,340	80,912
Miscellaneous proceeds	14,411	3,956	84,170
Total investment proceeds	1,749,503	1,647,836	1,736,940

Cash applied, cost of investments acquired:
Bonds	(1,871,453)	(1,699,890)	(1,638,508)
Stocks	(61,451)	(77,180)	(154,778)
Mortgage loans	—	(64,120)	(106,910)
Real estate	(351)	(389)	(763)
Other invested assets	(99,660)	(121,260)	(69,892)
Miscellaneous applications	(22,088)	(37,706)	(9,782)
Total investment applications	(2,055,003)	(2,000,545)	(1,980,633)

Net decrease in certificateholders’ loans	5,590	4,269	7,278
Net cash used in investing activities	(299,910)	(348,440)	(236,415)

Financing and miscellaneous activities
Cash provided:
FHLB advances	194,750	106,330	140,720
Securities lending	(11,311)	(5,314)	11,675
Other cash provided (used)	21,849	30,122	(68,483)
Net cash provided by financing and miscellaneous activities	205,288	131,138	83,912

Net increase (decrease) in cash and short-term investments	94,625	(27,588)	114,735
Cash and short-term investments at beginning of year	268,729	296,316	181,581
Cash and short-term investments at end of year	$363,354	$268,728	$296,316

See accompanying notes.

7

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements
(Dollars in Thousands)

December 31, 2019

1. Nature of Operations and Significant Accounting Policies

Description of Business

Modern Woodmen of America (the Society) was incorporated on May 5, 1884, in the state of Illinois, as a tax-exempt fraternal benefit society. The Society is licensed to sell insurance in every state except Alaska, Hawaii, and New York. The majority of the Society’s business is in the midwestern and southeastern portions of the United States.

MWA Financial Services, Inc. was established as a wholly owned subsidiary of the Society on February 2, 2001, operating as an introducing broker-dealer to engage in the sales of nonproprietary mutual funds, equity securities, and variable products offered by the Society to its members. The equity securities and certain nonproprietary products are cleared through Pershing LLC.

MWAGIA, Inc. was established on September 6, 2001, as a wholly owned subsidiary of MWA Financial Services, Inc. The subsidiary is involved in the sale of nonproprietary insurance products through the Society’s agents licensed to sell this type of coverage.

On December 13, 2018, Axos Bank (“Axos”), the banking subsidiary of Axos Financial, Inc. (NYSE:AX), announced that it had signed a deposit assumption agreement to acquire the deposits of MWABank, a wholly-owned subsidiary of the society which began operations in 2003. Axos did not assume any other assets, employees, or branches in this transaction. Axos and MWABank completed the deposit acquisition and transfer on March 15, 2019, with MWABank selling any remaining assets and dissolving.

Significant Risks

The following is a description of what management believes to be significant risks facing diversified financial service organizations and how the Society mitigates those risks:

●

Legal or regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. The Society mitigates this risk by offering a wide range of products and operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices that identify and minimize the adverse impact of this risk.

8

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

●

Credit risk is the risk that issuers of securities owned by the Society or borrowers on mortgage loans on real estate will default or that other parties that owe the Society money will not pay. The Society minimizes this risk by adhering to a conservative investment strategy and by maintaining sound credit and collection policies. The Society mitigates this risk by only entering into transactions with creditworthy counterparties.

●

Interest rate risk is the risk that interest rates will change and cause a decrease in the value of the Society’s investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss. The Society mitigates this risk by charging fees for certain certificateholders’ contract terminations, by offering products that transfer this risk to the purchaser, and by attempting to match the maturity schedule of its assets with the expected payout of its liabilities.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Society’s statutory-basis financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the statutory-basis financial statements and accompanying notes.

Basis of Presentation

The Society’s financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Illinois Department of Insurance (statutory accounting practices), which practices differ in some respects from U.S. generally accepted accounting principles (GAAP).

The more significant differences between statutory accounting practices and GAAP follow.

9

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners’ (NAIC) rating for statutory purposes. For GAAP purposes, such investments in fixed maturities are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity investments in fixed maturities are reported at amortized cost. The remaining investments in fixed maturities are reported at fair value with the unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of surplus for those designated as available-for-sale.

All single-class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment (OTTI) is considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security. An OTTI is also considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. If it is determined that an OTTI has occurred as a result of the cash flow analysis, the security is written down to the estimated future cash flows discounted at the security’s effective interest rate. If an OTTI has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

Changes in unrealized capital gains and losses on common stock are charged to surplus for statutory purposes.  For GAAP purposes, beginning in 2019 unrealized gains and losses are a component income.

For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS, and ABS securities), other than high-credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the balance sheet date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the OTTI is separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in other comprehensive income (OCI). If high-credit quality securities are adjusted, the retrospective method is used.

10

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Investment and foreclosed real estate are carried at the lower of cost or fair value and are reported net of related obligations for statutory purposes rather than at cost less accumulated depreciation under GAAP. Investment income and operating expenses include imputed rent for the Society’s occupancy of those properties for statutory purposes.

Under a formula determined by the NAIC, the Society defers in the Interest Maintenance Reserve (IMR) the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity. Realized capital gains and losses are reported in operations net of transfers to the IMR for statutory purposes rather than reported in the statements of operations in the period that the asset giving rise to the gain or loss is sold under GAAP.

Declines in the value of investments due to noninterest-related risk are provided for through the establishment of an NAIC formula-determined statutory asset valuation reserve (AVR) with changes charged directly to surplus, rather than solely through recognition in the statements of operations for declines in value, when such declines are judged to be other than temporary under GAAP.

The accounts and operations of the Society’s subsidiaries are not consolidated with the accounts and operations of the Society as would be required under GAAP.

The costs of acquiring and renewing business are charged to current operations as incurred for statutory purposes rather than deferred and amortized over the premium-paying period or in proportion to the present value of expected gross profit margins for GAAP purposes.

Certain assets designated as nonadmitted are excluded from the accompanying statutory-basis balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent these assets are not impaired.

11

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Certificate reserves on traditional life insurance products are based on statutory mortality rates and interest, which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals used for GAAP purposes, which include a provision for possible unfavorable deviation from such assumptions.

Certificate reserves on certain investment products use discounting methodologies based on statutory interest rates rather than full account values under GAAP.

Expense allowances on reinsurance ceded are credited to income at the time the premium is ceded rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Any reinsurance balance amounts deemed to be uncollectible are written off through a charge to operations. In addition, liability for reinsurance balances is provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets, as would be required under GAAP.

Revenues for universal life-type policies and annuity policies consist of the entire premiums received, and benefits incurred represent the total death benefits paid and the change in policy reserves for statutory purposes. Under GAAP, revenues include only policy charges for the cost of insurance, certificate initiation and administration, surrender charges, and other fees that have been assessed against certificate account values, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

For purposes of calculating the Society’s pension and postretirement benefit obligations, any postretirement benefit plan or other retirement benefit plan in an overfunded status recorded as an asset is considered non-admitted for statutory-basis accounting. In addition, unrecognized gains or losses and unrecognized service costs are included in OCI under GAAP.

Dividends to certificateholders are recognized when declared for statutory purposes rather than over the term of the related policies under GAAP.

12

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

For securities lending programs, cash collateral received which may be sold or repledged by the Society is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Society’s balance sheet. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

Other significant statutory accounting practices follow.

Cash and Short-Term Investments

In connection with the preparation of its statutory-basis statements of cash flow, the Society considers all highly liquid investments with a maturity of one year or less when purchased to be short-term investments. These investments have been valued at amortized cost, which approximates fair value.

Investments

Securities are valued in accordance with methods prescribed by the NAIC. Bonds are stated principally at cost, adjusted for amortization of premiums and accretion of discounts, both computed using the interest method. Preferred stocks are stated principally at cost. Common stocks are reported at fair value, as determined by the Securities Valuation Office of the NAIC (SVO) for unaffiliated companies, if available, with changes in unrealized gains or losses credited or charged directly to surplus. For the Society’s noninsurance subsidiaries, the common stock is reported based on underlying GAAP equity. Minor ownership interests in limited partnerships are also carried at a related share of GAAP equity.

13

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Mortgage loans are predominantly first liens on large commercial buildings and are stated primarily at the unpaid principal balance. The Society records impaired loans at the present value of expected future cash flows discounted at the loan’s effective interest rate, or as an expedient, at the loan’s observable market price or the fair value of the collateral if the loan is collateral-dependent. A loan is impaired when it is probable that the creditor will be unable to collect all contractual principal and interest payments due in accordance with the terms of the loan agreement.

Certificateholders’ loans are reported at unpaid principal balance.

Land is reported at cost. Real estate occupied by the Society, real estate held for the production of income, and real estate held for sale are reported at depreciated cost net of related obligations. Real estate that the Society has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Realized gains and losses on sales are determined on the basis of specific identification of investments. Changes in admitted asset carrying amounts of bonds and common stocks are generally credited or charged directly to unassigned and other surplus funds. However, the carrying amounts of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying amount of the investment is reduced to its estimated fair value, and a specific write-down through realized losses is taken, except for certain mortgage and asset backed securities. For mortgage and asset backed securities where the Society has the ability and intent to hold until recovery, the carrying values are written down through realized losses to the extent the estimated future cash flows discounted at the original effective interest rate are less than the carrying amount. For those same mortgage and asset backed securities, the difference between the estimated discounted cash flows and fair value is charged directly to surplus.

The AVR provides a reserve for losses from investments in bonds, preferred and common stocks, mortgage loans, real estate, and other invested assets, with related increases or decreases being recorded directly to surplus. Unrealized capital gains and losses on investments, including changes in mortgage and security reserves, are recorded directly in surplus.

The IMR primarily defers certain interest-related gains and losses on sales of fixed income securities, which are amortized into net investment income over the estimated remaining lives of the investments sold.

14

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

The Society’s investment policy requires it to maintain a diversified, high average quality debt securities portfolio and imposes limits on holdings of lower quality securities, including those with heightened risk-reward exposure. Credit exposure is regularly monitored on an overall basis and from industry, geographic, and individual issuer perspectives. Duration/cash flow characteristics of fixed-income investments are compared with those of insurance liabilities to ascertain that durations are prudently managed.

Interest income is recognized on an accrual basis. Dividends are recorded on the ex-dividend date. Income is generally not recorded on investments when there is evidence of default or another indication that such amounts will not be collected. There was no excluded investment income for the years ended December 31, 2018, 2017, or 2016.

Electronic Data Processing

The admitted value of the Society’s electronic data processing equipment is limited to 3% of surplus. The admitted portion is reported at cost, less accumulated depreciation of $4,850 and $5,926 in 2019 and 2018, respectively. Depreciation expense is computed using the straight-line method over the lesser of the useful lives of the assets or three years. Depreciation expense charged to operations in 2019, 2018, and 2017 was $2,303, $1,522, and $1,483, respectively.

Reserves for Life, Annuity, and Accident and Health Certificates

Life, annuity, and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than, or equal to, the minimum or guaranteed certificate cash values or the amounts required by the Illinois Department of Insurance. The Society returns premiums beyond the month of death. Surrender values on certificates do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force. At December 31, 2014, the Society established $51,000 in additional reserves related to cash flow testing. No such additional reserves were established during 2019 or 2018 beyond the $51,000 in reserves that continue to be held.

At December 31, 2019 and 2018, the Society had $13,021,909 and $13,022,260 respectively, of insurance in force for which net premiums exceed the gross premiums. Deficiency reserves corresponding to the above insurance were approximately $147,753 and $237,922 at December 31, 2019 and 2018, respectively.

15

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

For substandard table ratings, midterminal reserves are based on an approximate multiple of the standard mortality rates. For flat extra ratings, midterminal reserves are based on the standard or substandard mortality rates increased by one half of the gross annual premium.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is also determined by formula.

The liability for unpaid accident and health claims is an estimate of the ultimate net cost of all reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and cash basis evaluations. Although considerable variability is inherent in such estimates, the Society believes that the liability for unpaid claims is adequate. These estimates are continually reviewed, and, as adjustments to this liability become necessary, such adjustments are reflected in current operations.

The liabilities related to guaranteed investment contracts and certificateholder funds left on deposit with the Society generally are equal to fund balances less applicable surrender charges.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits, the Society complies with Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39. AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The aggregate reserve for contracts falling within the scope of AG 43 is equal to the Conditional Tail Expectation (CTE) Amount, but not less than the Standard Scenario Amount (SSA).

The Society has elected the three-year Life Principles Based Reserving (PBR) deferral and therefore does not currently have any life PBR reserves.

16

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

To determine the CTE Amount, the Society uses 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and prudent estimate assumptions based on Society experience. The SSA is determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

At December 31, 2019 and 2018, the Society had variable and separate account annuities with minimum guaranteed benefits as follows:

Benefit and Type of Risk	Subjected Account Value	Amount of Reserves Held	Reinsurance Reserve Credit

December 31, 2019
Guaranteed minimum death benefit	$1,277,471	$1,235,261	$—

December 31, 2018
Guaranteed minimum death benefit	$1,012,786	$977,156	$—

Revenue Recognition and Related Expenses

Life premiums are recognized as income over the premium paying period of the related certificates. Annuity considerations are recognized as revenue when received. Deposits on contracts with no mortality or morbidity risk are recorded directly as a liability when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as commissions, are charged to operations as incurred.

Dividends to Certificateholders

Dividends to certificateholders are expensed as incurred. Dividend rates are established by the Society’s Board of Directors. Participating business written accounted for substantially all of total premiums earned in 2019, 2018, and 2017.

Separate Accounts

Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are for individual variable annuities with a nonguaranteed return, and for which the certificateholder, rather than the Society, bears the investment risk. Separate account assets,

17

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

which consist of investments in mutual funds, are reported at estimated fair value. Revenues and expenses related to the separate accounts, to the extent of benefits paid or provided to the separate accounts’ certificateholders, are excluded from the amounts reported in the accompanying statements of operations. Fees charged on separate account certificateholder deposits are included in other income.

Reinsurance

The Society reinsures certain risks related to a portion of its business. Reinsurance premiums, expenses, and reserves related to reinsured business are accounted for on a basis consistent with that used for the original policies issued and the terms of the reinsurance contracts. Premiums and expenses are stated net of amounts related to reinsurance agreements. In 2019, 2018, and 2017, insurance premiums were reduced by $33,774, $31,970, and $32,298, respectively, for amounts paid under the cession agreements. In addition, benefits were reduced by $13,183, $16,713, and $11,304 in 2019, 2018, and 2017, respectively, for amounts received under the cession agreements. Insurance reserves applicable to reinsurance ceded have also been reported as reductions of reserves (2019 – $154,022; 2018 – $141,200). The Society is contingently liable with respect to reinsurance ceded to other entities in the event the reinsurer is unable to meet the obligations that it has assumed.

The standard applicable for XXX/AXXX reinsurance is Actuarial Guideline 48. The Society does not have any Covered Policies in force as defined by Actuarial Guideline 48.

Other

Nonadmitted assets (principally certain investments, receivables, and furniture and equipment) have been excluded from the balance sheets by a charge to surplus.

18

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Accounting Changes and Corrections of Errors

During the second quarter of 2019, an immaterial error was discovered in the universal life secondary guarantee life reserve calcualtion due to a coding error dating back to 2013. The error resulted in the understatement of reserves of $32.7 million at December 31, 2018. This change was recorded as a prior period error with the adjustment recorded as an increase to reserves and a decrease to surplus in the second quarter of 2019.

During the first quarter of 2018, an error was discovered in aggregate reserves for 2017 due to a timing issue between two systems. The error resulted in the understatement of reserves of $18.3 million at December 31, 2017. This change was recorded as a prior period error with the adjustment recorded as an increase to reserves and a decrease to surplus in the first quarter of 2018.

Recent Accounting Pronouncements

U.S. tax legislation referred to as the “Tax Cuts and Jobs Act” (tax reform act) was enacted on December 22, 2017. The effects of tax legislation are recognized in the period of enactment under statutory guidance. The effects of the tax reform act were reflected in the 2017 financial statements as determined or as reasonably estimated provisional amounts based on available information subject to interpretation in accordance with the Statutory Accounting Principles Working Group Interpretation 18-01 (INT 18-01). INT 18-01 provides guidance on accounting for the effects of the U.S. tax reform where our determinations are incomplete but we are able to determine a reasonable estimate. A final determination is required to be made within a measurement period not to extend beyond one year from the enactment date of the U.S. tax reform. No provisional adjustments were recorded in 2018. As a tax-exempt fraternal benefit society, the tax reform act did not have a significant impact on the Society.

19

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

2. Investments

The amortized cost and estimated fair value of bonds and preferred and common stocks as of December 31, 2019 and 2018, are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2019
Bonds:
U.S. government and agencies	$1,036,132	$31,491	$(1,443)	$1,066,180
States and political subdivisions	370,411	9,424	(226)	379,609
Corporate securities	10,462,370	520,684	(2,905)	10,980,149
Mortgage and asset-backed securities	1,758,783	35,292	(2,435)	1,791,640
	$13,627,696	$596,891	$(7,009)	$14,217,578
Preferred stocks	$—	$—	$—	$—
Common stocks – unaffiliated	$399,512	$464,928	$(5,075)	$859,365

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2018
Bonds:
U.S. government and agencies	$1,002,802	$10,999	$(13,684)	$1,000,117
States and political subdivisions	530,623	10,244	(188)	540,679
Corporate securities	10,532,571	76,892	(207,259)	10,402,204
Mortgage and asset-backed securities	1,075,266	10,232	(9,038)	1,076,460
	$13,141,262	$108,367	$(230,169)	$13,019,460
Preferred stocks	$—	$—	$—	$—
Common stocks – unaffiliated	$450,138	$304,939	$(21,746)	$733,331

20

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

2. Investments (continued)

The following tables show amortized costs, gross unrealized losses, and fair values of bonds aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position.

	December 31, 2019
	Carrying Value	Gross Unrealized Loss	Estimated Fair Value
Less than 12 months:
U.S. government and agencies	$67,944	$(648)	$67,296
States and political subdivisions	8,250	(70)	8,180
Corporate securities	176,390	(1,348)	175,042
Mortgage and asset-backed securities	284,001	(997)	283,004
	536,585	(3,063)	533,522

Greater than 12 months:
U.S. government and agencies	15,373	(795)	14,578
States and political subdivisions	7,899	(156)	7,743
Corporate securities	61,320	(1,557)	59,763
Mortgage and asset-backed securities	158,139	(1,438)	156,701
	242,731	(3,946)	238,785
Total	$779,316	$(7,009)	$772,307

21

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

2. Investments (continued)

	December 31, 2018
	Carrying Value	Gross Unrealized Loss	Estimated Fair Value
Less than 12 months:
U.S. government and agencies	$90,521	$(830)	$89,691
Corporate securities	3,378,425	(60,155)	3,318,270
Mortgage and asset-backed securities	410,389	(6,052)	404,337
	3,879,335	(67,037)	3,812,298

Greater than 12 months:
U.S. government and agencies	443,414	(12,854)	430,560
States and political subdivisions	14,906	(188)	14,718
Corporate securities	3,084,212	(147,104)	2,937,108
Mortgage and asset-backed securities	208,028	(2,986)	205,042
	3,750,560	(163,132)	3,587,428
Total	$7,629,895	$(230,169)	$7,399,726

Included in the above tables are 117 securities from 100 issuers at December 31, 2019, and 1,053 securities from 271 issuers at December 31, 2018. Approximately 97% and 96% of the unrealized losses on fixed maturity securities are on securities that are rated investment grade at
December 31, 2019 and 2018, respectively. Investment grade securities are defined as those securities rated a “1” or “2” by the SVO. Unrealized losses on investment grade securities are principally related to changes in market interest rates or changes in credit spreads since the securities were acquired.

22

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

2. Investments (continued)

The Society defines its exposure to subprime mortgages as those securities that are not backed by FNMA, FHLMC, or GNMA; whole loans not classified as either Prime or Alt-A; and any CDO that has exposure to subprime collateral. The Society does not buy any subprime collateral directly. All exposure to subprime collateral was taken thru the CDO structure with managers that had significant experience in investing in this asset class. The Society holds one CDO with direct subprime exposure which had an adjusted book value of $0 at December 31, 2019 and 2018. The Society monitors its whole loan portfolio closely for signs of mortgage-related risk exposure. All whole loan positions were rated the equivalent of an NAIC 1 at December 31, 2019 and 2018, and showed no signs that any were impaired.

The Society monitors the financial condition and operations of the securities rated below investment grade and of certain investment grade securities for which it has concerns regarding credit quality. In determining whether or not an unrealized loss is other than temporary, the Society reviews factors such as:

●	Historical operating trends.

●	Business prospects.

●	Status of the industry in which the issuer operates.

●	Quality of management.

●	Size of the unrealized loss.

●	Length of time the security has been in an unrealized loss position.

●	Whether or not the Society plans to sell a security prior to its maturity at an amount below its carrying amount.

●	Whether or not the Society has the ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount.

The Society believes the issuers of the securities in an unrealized loss position will continue to make payments as scheduled, and the Society has the ability and intent to hold these securities until they recover in value or mature.

23

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

2. Investments (continued)

At December 31, 2019, the Society had $671 of gross unrealized losses on equity securities with an estimated fair value of $16,920 that have been in an unrealized loss position for more than one year and $2,383 of gross unrealized losses on equity securities with an estimated fair value of $23,110 that have been in an unrealized loss position for less than one year. At December 31, 2018, the Society had $2,863 of gross unrealized losses on equity securities with an estimated fair value of $6,942 that have been in an unrealized loss position for more than one year and $18,883 of gross unrealized losses on equity securities with an estimated fair value of $108,872 that have been in an unrealized loss position for less than one year.

The Society is required to categorize its loan-backed and structured securities impairments based upon the reason for which the Society recognized an OTTI. No loan-backed and structured securities were impaired during the year ended December 31, 2019, 2018 and 2017.

The unrealized losses of loan-backed securities where fair value is less than cost or amortized cost for which OTTI has not been recognized in earnings at December 31, 2019, is as follows:

Continuous Unrealized Loss Position	Amortized Cost	Unrealized Loss	Fair Value

Less Than 12 Months	$321,690	$(1,500)	$320,190
12 Months or Longer	173,689	(2,411)	171,278

No securities were held at December 31, 2019 and 2018 with a recognized OTTI where the present value of cash flows expected to be collected were less than the amortized cost basis of the securities.

24

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

2. Investments (continued)

The amortized cost and estimated fair value of bonds at December 31, 2019, by final contractual maturity, are shown below. Expected maturities will differ from final contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Value	Estimated Fair Value

Due in one year or less	$777,509	$784,965
Due one through five years	5,035,664	5,236,345
Due five through ten years	4,836,265	5,130,203
Due after ten years	619,901	670,915
	11,269,339	11,822,428
Mortgage-backed and other securities without a single maturity date	2,358,357	2,395,150
	$13,627,696	$14,217,578

Major categories of net investment income are summarized as follows:

	Year Ended December 31
	2019	2018	2017

Bonds	$541,492	$524,084	$515,550
Preferred stocks	—	—	17
Common stocks (unaffiliated)	11,660	12,623	12,710
Mortgage loans	29,001	34,608	33,172
Real estate	4,086	4,783	5,003
Certificateholders’ loans	10,108	10,357	10,527
Cash and short-term investments	6,615	3,858	1,790
Other invested assets	36,135	30,718	8,020
Other	3,501	1,823	1,953
	642,598	622,854	588,742
Less investment expenses	29,254	22,959	20,364
	$613,344	$599,895	$568,378

25

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

2. Investments (continued)

The major components of realized capital gains (losses) on investments reflected in operations and unrealized capital gains (losses) on investments reflected directly in surplus for the years ended December 31, are summarized as follows:

	Realized			Change in Unrealized
	2019	2018	2017	2019	2018	2017

Bonds	$4,926	$3,841	$27,911	$9	$194	$1,138
Preferred stocks	—	—	420	—	—	—
Common stocks	20,943	54,633	37,775	176,820	(120,994))	110,860
Real Estate	(881)	2,955	—	—	—	—
Derivatives	1,981	156	1,248	(472)	206	(157)
Other invested assets	11,953	4,871	20,104	8,604	(7,003)	24,737
Total capital gains (losses)	38,922	66,456	87,458	184,961	(127,597)	136,578

Transferred (to) from interest maintenance reserve	(4,848)	1,755	(22,049)	—	—	—
Net capital gains (losses)	$34,074	$68,211	$65,409	$184,961	$(127,597)	$136,578

Proceeds from sales of bonds and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2019	2018	2017
Proceeds	$210,032	$324,785	$243,510
Gross realized gains	5,164	4,162	6,730
Gross realized losses	(939)	(4,065)	(638)
Net realized capital gains	$4,225	$97	$6,092

26

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

2. Investments (continued)

OTTIs included in the realized capital losses of bonds, common stocks, and mortgages were as follows:

	Year Ended December 31
	2019	2018	2017
Common stocks (unaffiliated)	$—	$—	$5,218
Common stocks of affiliates - MWABank	22,240	20,000	20,254
Real Estate	881	—	—
Other invested assets	—	1,391	8,184
OTTIs included in realized capital losses	$23,121	$21,391	$33,656

The corporate private placement bond portfolio is diversified by issuer and industry. At December 31, 2019 and 2018, 50.7%, or $7,059,881, and 48.3%, or $6,416,505, respectively, of the Society’s bond portfolio was invested in private placement bonds.

At December 31, 2019 and 2018, 99.8% and 99.9%, respectively, of the Society’s bond portfolio is carried at amortized cost, with the remainder carried at the lower of amortized cost or fair value. Investments totaling $27,987 and $0 were non-income producing at December 31, 2019 and 2018, respectively.

At December 31, 2019, the Society had outstanding funding commitments of $38,729 for private placement bonds and $447,150 for other invested asset contributions.

At December 31, 2019 and 2018, the Society had $480,374 and $524,055, respectively, of securities on loan to approved brokers to earn additional income. The Society receives collateral against the loaned securities and maintains collateral in an amount not less than 102% of the fair value of the loaned securities during the period of the loan. Although risk is mitigated by the collateral, the Society could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At December 31, 2019 and 2018, the aggregate amount of collateral received under 30-day terms or less was $503,980 and $529,914, respectively, and the aggregate fair value of all securities acquired from the sale, trade, or use of the accepted collateral was $375,196 and $353,039, respectively. The carrying value of the collateral reinvested was $375,154 and $353,066 or 2.0% and 2.0% of both the total assets and total admitted assets at December 31, 2019 and 2018, respectively. All collateral was invested in a custom, separately managed account at The Northern Trust Company.

27

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

2. Investments (continued)

Maturities of collateral reinvested from securities lending were as follows:

	Year Ended December 31
	2019	2018
30 days or less	$92,000	$116,989
31 to 60 days	75,935	76,470
61 to 90 days	32,466	10,948
91 to 120 days	21,409	3,000
121 to 180 days	4,968	21,951
181 to 365 days	52,000	20,000
1 to 2 years	93,250	—
2 to 3 years	—	88,250
Greater than 3 years	3,126	15,458
Total collateral reinvested	$375,154	$353,066

Securities in which documentation necessary to permit a full credit analysis of the security by the SVO does not exist, interest and principal payments are current and the Society expects to receive payment of all contracted interest and principal are classified as 5GI securities. At December 31, 2019 the Society had no 5GI securities. At December 31, 2018 the Society had one 5GI security with a book adjusted carrying value of $570 and a fair value of $561. During the year ended December 31, 2019 the Society had 110 securities with prepayment penalties and accelerations fees resulting in $16,383 in investment income.

28

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

2. Investments (continued)

The following shows pledged or restricted assets at December 31, 2019 and 2018:

	December 31, 2019
	Total General Account (G/A)	G/A Supporting S/A Restricted Assets	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Gross Restricted to Total Assets (%)	Admitted Restricted to Total Admitted Assets (%)
Subject to contractual obligation for which liability is not shown	—	—	—	—	—	0.000	0.000
Collateral held under security lending arrangements	375,154	—	—	—	375,154	2.163	2.163
Subject to repurchase agreements	—	—	—	—	—	0.000	0.000
Subject to reverse repurchase agreements	—	—	—	—	—	0.000	0.000
Subject to dollar repurchase agreements	—	—	—	—	—	0.000	0.000
Subject to dollar reverse repurchase agreements	—	—	—	—	—	0.000	0.000
Placed under option contracts	16,434	—	—	—	16,434	0.095	0.095
Letter stock or securities restricted as to sale	1,417	—	—	—	1,417	0.008	0.008
FHLB capital stock	14,726	—	—	—	14,726	0.085	0.085
On deposit with state	588	—	—	—	588	0.003	0.003
On deposit with other regulatory bodies	—	—	—	—	—	0.000	0.000
Pledged as collateral to FHLB	667,140	—	—	—	667,140	3.847	3.847
Pledged as collateral to New York	98,946	—	—	—	98,946	0.571	0.571
Total Restricted Assets	1,174,405	—	—	—	1,174,405	6.772	6.772

29

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

2. Investments (continued)

	December 31, 2018
	Total General Account (G/A)	G/A Supporting S/A Restricted Assets	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Gross Restricted to Total Assets (%)	Admitted Restricted to Total Admitted Assets (%)
Subject to contractual obligation for which liability is not shown	—	—	—	—	—	0.000	0.000
Collateral held under security lending arrangements	353,066	—	—	—	353,066	2.143	2.143
Subject to repurchase agreements	—	—	—	—	—	0.000	0.000
Subject to reverse repurchase agreements	—	—	—	—	—	0.000	0.000
Subject to dollar repurchase agreements	—	—	—	—	—	0.000	0.000
Subject to dollar reverse repurchase agreements	—	—	—	—	—	0.000	0.000
Placed under option contracts	29,157	—	—	—	29,157	0.177	0.177
Letter stock or securities restricted as to sale	1,006	—	—	—	1,006	0.006	0.006
FHLB capital stock	8,042	—	—	—	8,042	0.049	0.049
On deposit with state	585	—	—	—	585	0.004	0.004
On deposit with other regulatory bodies	—	—	—	—	—	0.000	0.000
Pledged as collateral to FHLB	561,504	—	—	—	561,504	3.408	3.408
Other restricted assets	—	—	—	—	—	0.000	0.000
Total Restricted Assets	953,360	—	—	—	953,360	5.787	5.787

30

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

2. Investments (continued)

Commercial mortgage loans and corporate bonds originated or acquired by the Society represent its primary areas of credit risk exposure. At December 31, 2019 and 2018, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property-Type Distribution
	December 31			December 31
	2019	2018		2019	2018

South Atlantic	23%	23%	Industrial	33%	31%
Mid Atlantic	17	20	Retail	26	23
North Central	17	16	Other	23	23
Mountain	17	14	Office	18	23
South Central	13	15
Pacific	10	9
New England	2	2
Other	1	1

The credit quality for mortgage loans is monitored based on their watch list status, as determined by stringent parameters considering continued viability of the tenants providing the income stream, remaining amortization, and cross collateralization. At December 31, 2019 and 2018, the breakdown of mortgage loans by watch list status is as follows:

	December 31
	2019	2018
Watch List	$54,704	$10,872
Non-Watch List	404,179	578,560
	$458,883	$589,432

A review of each mortgage loan is performed quarterly to determine if impairments are necessary. Mortgage loans are considered impaired when collectability of amounts due according to the contractual terms of the mortgage agreement is not probable.

31

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

2. Investments (continued)

During 2019, there were no new mortgage loans. During 2018, the respective maximum and minimum lending rates for mortgage loans were 4.80% and 3.55%. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. At December 31, 2019 and 2018, the Society held no mortgages with interest overdue more than 180 days. During 2019 and 2018, no interest rates were reduced. The Society accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than 90 days) and the loan continue to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis. There were no tax assessments or advances made on mortgage loans during 2019. There were no impairments on mortgage loans during 2019 and 2018. At December 31, 2019 and 2018, the Society held no restructured mortgages. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building. The Society had no loan commitments that were made in 2019.

The Society impaired a real estate investment in December 2019. As MWABank was dissolved in 2019, demolition of the bank building is expected to occur in 2020. The Society recognized an impairment loss of $881 in 2020. As of December 31, 2019, the value of the land was recorded at $195. The former Swiss Valley Building had been re-classified as held for sale during 2018. The Society re-classified this property during 2019 from held for sale to properties occupied by the company. The Society has decided to use the portion of the building not currently leased as a disaster recovery site for the Home Office.

3. Investments in Affiliated Companies

At December 31, 2019 and 2018 the Society’s investments in affiliated companies carried at the underlying GAAP basis equity for MWA Financial Services, Inc. was 1,417 and 1,006, respectively.

NAIC filing response information is as follows:

	Type of NAIC Filing	Date of Filing To NAIC	NAIC Valuation Amount	NAIC Response Received	Resubmission Required

MWA Financial Services	S2	05/10/2019	$1,006	Y	N
Total			$1,006

32

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

3. Investments in Affiliated Companies (continued)

At December 31, 2019 and 2018, the total consolidated assets of MWA Financial Services, Inc. were $3,336 and $2,610, respectively. Net income for the year ended December 31, 2019 was $161 and net losses for the years ended December 31, 2018, and 2017 were $181, and $535, respectively.

At December 31, 2018, the total assets of MWABank were $314,797. Net income for the year ended December 31, 2018 was $414 and net loss for the year ended December 31, 2017 was $5,821. In addition, the Society determined the decline in fair value of MWABank to be other than temporary based on the information disclosed in Note 1 concerning the deposit acquisition and transfer to Axos and recognized an impairment loss of $20,000, reducing its cost basis to zero. Axos and MWABank completed the deposit acquisition and transfer on March 15, 2019, with MWABank dissolving at that time.

The Society entered into separate servicing agreements with MWA Financial Services, Inc. and MWABank, whereby these affiliates will reimburse the Society for direct and allocated indirect costs. Total costs reimbursed by the affiliates were $4,672, $6,746, and $6,356 during 2019, 2018, and 2017, respectively. The Society made capital contributions of $250, $250, and $250 to MWA Financial Services, Inc. during 2019, 2018, and 2017, respectively. Additionally, the Society made no capital contributions to MWABank during 2019, 2018 and 2017.

33

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

4. Fair Value of Financial Instruments

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

Cash and short-term investments: The carrying amounts reported in the statutory-basis balance sheets approximate their fair value due to their liquid nature or expected short-term settlement.

Bonds, preferred stocks, and unaffiliated common stocks: Fair values are based on quoted market prices in active markets or dealer quotes. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services, or in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit, and maturity of the investment.

Mortgage loans: Fair values for mortgage loans are estimated using discounted cash flow analyses using interest rates currently being offered for loans with similar terms to borrowers with similar credit quality.

Other invested assets: Hedge funds are valued at quoted market prices which represent the net asset value (NAV) provided by the administrators of the fund. Significant investment strategies include fund of funds, multi-strategy, event driven, global macro, distressed debt and fixed income/arbitration. There are no unfunded commitments for these funds. Redemption of these funds generally requires prior written notice (quarterly redemption with 60 days’ notice) and varies by fund. Fair values for remaining other invested assets are not required to be disclosed as they are accounted for under the equity method.

Certificateholders’ loans: Certificateholders’ loans have no defined maturity and are secured by the value of the underlying insurance policies. The Society believes that the carrying value approximates the fair value of the certificateholder loans.

Separate account assets: Separate account assets are reported at estimated fair value in the Society’s statutory-basis balance sheets based upon net asset values provided by the underlying mutual funds.

Securities lending reinvested collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash and short-term investments and Bonds, preferred stocks, and unaffiliated stocks.

34

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

4. Fair Value of Financial Instruments (continued)

Aggregate reserves for interest-sensitive certificates and contracts, life and annuity: The Society’s investment contracts, deferred annuities, and single premium deferred annuities have variable rates and can be repriced quarterly. As there have been no significant changes in the credit quality of the instruments or significant fluctuations in interest rates, their fair value is estimated at their carrying value less expected surrender charges.

Certificate and contract claims, other certificateholders’ funds, and dividends payable to certificateholders: The carrying amounts reported in the statutory-basis balance sheets for these items approximate their fair value because short-term settlement is expected.

Liabilities related to separate accounts: Separate account liabilities are estimated at cash surrender value, the cost the Society would incur to extinguish the liability.

Fair values for the Society’s insurance contracts other than investment-type contracts (including separate account liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Society’s overall management of interest rate risk, such that the Society’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Society’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy designed to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in a particular valuation technique used to measure fair value, (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable in the market. Observable inputs are inputs that reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances.

35

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

4. Fair Value of Financial Instruments (continued)

The three-tier hierarchy of inputs is summarized below:

Level 1 – Unadjusted quoted prices in active markets that are accessible to the reporting entity at the measurement date for identical assets and liabilities.

Level 2 – Inputs other than quoted prices in active markets for identical assets and liabilities that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

●	Quoted prices for similar assets and liabilities in active markets

●	Quoted prices for identical or similar assets or liabilities in markets that are not active

●	Observable inputs other than quoted prices that are used in the valuation of the assets or liabilities (e.g., interest rate and yield curve quotes at commonly quoted intervals)

●	Inputs that are derived principally from or corroborated by observable market data by correlation or other means

Level 3 – Unobservable inputs for the asset or liability (i.e., supported by little or no market activity). Level 3 inputs include management’s own assumption about the assumptions that market participants would use in pricing the asset or liability.

The level in the fair value hierarchy within which the fair value measurement is classified is determined based on the lowest level of input that is significant to the fair value measurement in its entirety.

36

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

4. Fair Value of Financial Instruments (continued)

The valuation techniques used by the Society to measure fair value during the years ended December 31, 2019 and 2018, maximized the use of observable inputs and minimized the use of unobservable inputs. The estimated carrying amounts and fair values of the Society’s financial instruments subject to provisions of Statement of Statutory Accounting Principles (SSAP) No. 100 Fair Value Measurements are as follows:

	December 31, 2019
	Carrying Value	Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
Financial assets:
Cash and short-term investments	$363,354	$363,976	$74,902	$289,074	$—	$—
Bonds	13,627,696	14,217,578	—	14,217,578	—	—
Common stocks – unaffiliated	859,365	859,365	814,846	—	14,726	29,793
Mortgage loans	458,883	501,716	—	—	501,716	—
Other invested assets	88,154	88,154	—	—	—	88,154
Certificateholders’ loans	147,723	147,723	—	147,723	—	—
Separate account assets	902,209	902,209	—	—	—	902,209
Securities lending reinvested collateral	375,154	375,196	—	375,196	—	—
Financial liabilities:
Aggregate reserves for interest- sensitive certificates and contracts, life and annuity	9,836,068	9,544,418	—	—	9,544,418	—
Separate account liabilities	902,209	902,209	902,209	—	—	—
Securities lending reinvested collateral	375,154	375,154	—	375,154	—	—
Call options	424	424	424	—	—	—

37

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

4. Fair Value of Financial Instruments (continued)

	December 31, 2018
	Carrying Value	Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
Financial assets:
Cash and short-term investments	$268,728	$269,549	$113,262	$156,287	$—	$—
Bonds	13,141,262	13,019,460	—	13,019,460	—	—
Common stocks – unaffiliated	733,331	733,331	700,857	—	8,042	24,432
Mortgage loans	589,432	615,273	—	—	615,273	—
Other invested assets	98,409	98,409	—	—	—	98,409
Certificateholders’ loans	152,721	152,721	—	152,721	—	—
Separate account assets	666,036	666,036	—	—	—	666,036
Securities lending reinvested collateral	353,066	353,039	—	353,039	—	—
Financial liabilities:
Aggregate reserves for interest- sensitive certificates and contracts, life and annuity	9,871,517	9,639,643	—	—	9,639,643	—
Separate account liabilities	666,036	666,036	666,036	—	—	—
Securities lending reinvested collateral	353,066	353,039	—	353,0039	—	—
Call Options	152	152	152

38

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

4. Fair Value of Financial Instruments (continued)

The following table provides information as of December 31, 2019 and 2018 about the Society’s financial assets measured at fair value.

	December 31, 2019
	Level 1	Level 2	Level 3	NAV	Total
Assets at Fair Value
Common stocks – unaffiliated	$814,846	$—	$14,726	$29,793	$859,365
Other invested assets	—	—	—	88,154	88,154
Separate account assets	—	—	—	902,209	902,209
Total	$814,846	$—	$14,726	$1,020,156	$1,849,728
Liabilities at Fair Value
Call options	$424	$—	$—	$—	$424
Total	$424	$—	$—	$—	$424

	December 31, 2018
	Level 1	Level 1	Level 1	Level 1	Level 1
Assets at Fair Value
Common stocks – unaffiliated	$700,857	$—	$8,042	$24,432	$733,331
Other invested assets	—	—	—	98,409	98,409
Separate account assets	—	—	—	666,036	666,036
Total	$700,857	$—	$8,042	$788,877	$1,497,776
Liabilities at Fair Value
Call options	$152	$—	$—	$—	$152
Total	$152	$—	$—	$—	$152

39

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

4. Fair Value of Financial Instruments (continued)

The following table summarizes the changes in assets classified in Level 3 for 2019:

	Balance at January 1, 2019	Transfers into Level 3	Transfers out of Level 3	Total Gains and (Losses) Included in Net Income (a)	Total Gains and (Losses) Included in Surplus (b)	Purchases, Issuances, and Settlements	Sales	Balance at December 31, 2019
Bonds
Issuer obligations	$—	$—	$—	$6	$—	$—	$(6)	$—
Residential mtg-backed	—	—	—	—	—	—	—	—
Other loan-backed and structured securities	—	—	—	80	9	—	(89)	—
Common stock
FHLB	8,042	—	—	—	—	11,118	(4,434)	14,726
Total	$8,042	$—	$—	$86	$9	$11,118	$(4,529)	$14,726

(a)	Recorded as a component of net realized capital gains (losses) in the statement of operations

(b)	Recorded as a component of change in net unrealized capital (losses) gains in the statements of changes in surplus.

Transfers between fair value hierarchy levels are recognized at the end of the reporting period.

As of December 31, 2019, the reported market value of Level 3 NAIC 6 securities was $0. Federal Home Loan Bank of Chicago (FHLB) common stock of $14,726 is valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

40

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

4. Fair Value of Financial Instruments (continued)

The following table summarizes the changes in assets classified in Level 3 for 2018:

	Balance at January 1, 2018	Transfers into Level 3	Transfers out of Level 3	Total Gains and (Losses) Included in Net Income (a)	Total Gains and (Losses) Included in Surplus (b)	Purchases, Issuances, and Settlements	Sales	Balance at December 31, 2018
Bonds
Issuer obligations	$—	$—	$—	$15	$—	$—	$(15)	$—
Residential mtg-backed	—	—	—	—	—	—	—	—
Other loan-backed and structured securities	—	—	—	419	194	—	(613)	—
Common stock
FHLB	5,916	—	—	—	—	3,011	(885)	8,042
Total	$5,916	$—	$—	$434	$194	$3,011	$(1,513)	$8,042

(a)	Recorded as a component of net realized capital gains (losses) in the statement of operations

(b)	Recorded as a component of change in net unrealized capital (losses) gains in the statements of changes in surplus.

Transfers into Level 3 were because of a lack of observable market data for these securities. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.

As of December 31, 2018, the reported market value of Level 3 NAIC 6 securities was $0. Federal Home Loan Bank of Chicago (FHLB) common stock of $8,042 is valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

41

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

5. Funding Arrangements and Debt

The Society has a $100,000 collateralized line of credit available from The Northern Trust Company to borrow funds to complete the purchase of investments or otherwise meet the short-term cash needs of the Society. Interest is payable quarterly at a variable rate. The agreement has no date of expiration. The Society paid $0 in interest during 2019 and 2018 and had no borrowings from this line of credit at December 31, 2019 and 2018. The line of credit agreement is secured by investment securities held in safekeeping at The Northern Trust Company.

The Society is a member of the Federal Home Loan Bank (FHLB) of Chicago. The maximum amount borrowed during 2019 and 2018 was $566,800 and $392,050, respectively. Through its membership agreement, the Society has a total of $567,907 and $372,976 Discount Note and Fixed Rate Fixed Term borrowings from the FHLB Chicago at December 31, 2019 and 2018, respectively. These borrowings are subject to prepayment penalties. This represents a secured borrowing and is accounted for consistent with SSAP No. 15, Debt and Holding Company Obligations as borrowed money. The Society utilized these funds as part of its paired borrowing strategy. During the years ended December 31, 2019 and 2018, interest of $13,095 and $6,114, respectively, was paid on these borrowings. As of December 31, 2019 and 2018, collateral was equal to 3.8% and 3.3% of total assets and 3.8% and 3.3% of total admitted assets, respectively.

42

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

5. Funding Arrangements and Debt (continued)

A summary of FHLB borrowings as of December 31, 2019 is as follows:

Issue	Maturity	Interest	Carrying	Face
Date	Date	Rate	Amount	Amount
10/16/13	10-04-23	1.919%	$5,125	$5,100
10/18/13	10-06-23	1.894	5,288	5,263
10/23/13	10-11-23	1.894	13,750	13,684
07-05-16	07/16/21	1.280	5,005	5,000
07-08-16	07/16/21	1.360	6,007	6,000
07/25/16	07/21/21	1.974	6,010	6,000
10/13/16	10-08-21	2.044	5,009	5,000
10/13/16	10-08-21	2.044	10,018	10,000
10/19/16	10/19/21	2.037	952	8,450
10/28/16	10/22/21	2.012	4,007	4,112
11/18/16	11-12-21	1.934	5,008	5,000
01-04-17	01-09-20	1.730	6,009	6,000
01/13/17	01-07-22	2.044	5,009	5,000
01/13/17	01-07-22	2.044	7,012	7,000
01/17/17	01-12-22	2.044	7,012	7,000
01/18/17	01-12-22	2.044	11,019	11,000
02/15/17	02-09-22	1.933	5,008	5,000
03/14/17	03/27/20	1.920	5,008	5,000
03/14/17	03/16/22	2.360	4,008	4,000
03/15/17	08/15/22	2.400	5,010	5,000
03/28/17	03/28/22	2.210	3,006	3,000
04/19/17	04/25/22	2.020	5,009	5,000
04/21/17	03-01-22	2.010	5,009	5,000
04/21/17	04/22/22	2.037	5,009	5,000
05-08-17	05-04-22	1.898	10,016	10,000
05-12-17	05/13/22	1.934	5,008	5,000
06/28/17	06/22/22	1.956	6,014	6,003
07/14/17	07-08-22	2.044	5,009	5,000
07/20/17	07/15/22	2.037	5,009	5,000
07/20/17	07/15/22	2.037	6,952	6,940
09-12-17	05/15/20	1.650	10,295	10,280
10/18/17	10-12-22	2.044	12,522	12,500
10/18/17	10-12-22	2.044	5,009	5,000
10/18/17	10-12-22	2.044	5,009	5,000
10/20/17	10/14/22	2.037	8,014	8,000
03-06-18	03-09-23	2.870	7,017	7,000
04/18/18	04-12-23	2.094	1,503	1,500
04/18/18	04-12-23	2.094	4,007	10,000
04/18/18	04-12-23	2.094	4,007	10,000
05/14/18	05/25/23	3.070	5,013	5,000
06-05-18	06/15/23	2.970	5,013	5,000
06-05-18	03/15/23	2.950	5,013	5,000
06/19/18	06/19/23	2.980	5,013	5,000
06/19/18	01/17/23	2.970	3,008	3,000

43

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

5. Funding Arrangements and Debt (continued)

Issue	Maturity	Interest	Carrying	Face
Date	Date	Rate	Amount	Amount
06/21/18	01/17/23	2.970%	$7,018	$7,000
07-05-18	08/22/22	2.950	10,025	10,000
07-12-18	07-07-23	2.094	4,839	4,830
11-01-18	11-08-21	3.120	5,013	5,000
11-08-18	11/13/23	3.320	5,014	5,000
11-08-18	05/14/24	3.390	5,015	5,000
11/14/18	11/15/23	3.220	10,028	10,000
11/16/18	11-10-23	1.984	6,010	6,000
11/19/18	11/26/21	3.090	5,013	5,000
11/19/18	11/27/23	3.150	5,014	5,000
12-10-18	12-01-23	3.000	2,005	2,000
01-09-19	09/15/23	2.860	5,263	5,250
01-11-19	01/23/25	2.940	5,013	5,000
01/15/19	01/16/24	2.094	5,009	5,000
01/15/19	01/16/24	2.094	10,018	10,000
01/16/19	01/24/24	2.860	5,012	5,000
02-06-19	02-01-24	1.968	5,008	5,000
02/19/19	02/22/24	2.730	5,012	5,000
03-06-19	04/15/24	2.760	5,012	5,000
03-07-19	04-01-24	2.680	10,023	10,000
04/18/19	04-12-24	2.087	5,009	5,000
04/22/19	04/17/24	2.074	5,009	5,000
07/17/19	07/13/22	2.094	15,027	15,000
07/17/19	07/13/22	2.094	15,027	15,000
07/17/19	07/13/22	2.094	5,009	5,000
07/17/19	07/13/22	2.094	3,005	3,000
07/24/19	07/20/22	2.074	10,018	10,000
07/24/19	07/20/22	2.074	6,512	6,500
08/28/19	09/16/22	1.650	3,004	3,000
08/28/19	09/16/24	1.610	7,010	7,000
10/15/19	10-09-24	2.337	10,020	10,000
10/23/19	10/16/24	2.304	20,040	20,000
11/20/19	11/25/24	1.810	10,016	10,000
11/26/19	01/15/20	1.495	43,064	43,000
12/19/19	01/22/20	1.760	7,004	7,000
12/23/19	03/24/20	1.495	25,011	25,000
Total			$567,907	$586,412

44

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

5. Funding Arrangements and Debt (continued)

A summary of FHLB borrowings as of December 31, 2018 is as follows:

Issue	Maturity	Interest	Carrying	Face
Date	Date	Rate	Amount	Amount
10/16/13	10-04-23	2.466%	$5,132	$5,100
10/18/13	10-06-23	2.471	5,296	5,263
10/23/13	10-11-23	2.501	13,771	13,684
07-05-16	07/16/21	1.280	5,006	5,000
07-08-16	01/15/19	0.980	5,004	5,000
07-08-16	07/16/21	1.360	6,007	6,000
07/25/16	07/21/21	2.624	6,014	6,000
10/13/16	10-08-21	2.621	5,011	5,000
10/13/16	10-08-21	2.621	10,023	10,000
10/19/16	10/19/21	2.652	952	8,450
10/28/16	10/22/21	2.681	4,009	4,112
11/18/16	11-12-21	2.745	5,012	5,000
01-04-17	01-09-20	1.730	6,009	6,000
01/13/17	01-07-22	2.621	5,011	5,000
01/13/17	01-07-22	2.621	7,016	7,000
01/17/17	01-12-22	2.651	7,016	7,000
01/18/17	01-12-22	2.651	11,025	11,000
02/15/17	02-09-22	2.743	5,012	5,000
03/14/17	03/27/20	1.920	5,008	5,000
03/14/17	03/16/22	2.360	4,008	4,000
03/15/17	08/15/22	2.400	5,010	5,000
03/28/17	03/28/22	2.210	3,006	3,000
04/19/17	04/25/22	2.020	5,009	5,000
04/21/17	03-01-22	2.010	5,009	5,000
04/21/17	04/22/22	2.652	5,011	5,000
05-03-17	05/13/19	1.520	5,007	5,000
05-08-17	05-04-22	2.709	10,023	10,000
05-12-17	05/13/22	2.745	5,012	5,000
06/28/17	06/22/22	2.801	6,016	6,003
07/14/17	07-08-22	2.621	5,011	5,000
07/20/17	07/15/22	2.652	5,011	5,000
07/20/17	07/15/22	2.652	6,956	6,940
08/30/17	08/30/19	1.560	20,027	20,000
09-12-17	05/15/20	1.650	10,295	10,280
10/18/17	10-12-22	2.651	12,528	12,500
10/18/17	10-12-22	2.651	5,011	5,000
10/18/17	10-12-22	2.651	5,011	5,000
10/20/17	10/14/22	2.652	8,018	8,000
03-06-18	03-09-23	2.870	7,017	7,000
04/18/18	04-12-23	2.701	1,503	1,500
04/18/18	04-12-23	2.701	4,009	10,000
04/18/18	04-12-23	2.701	4,009	10,000
05/14/18	05/25/23	3.070	5,013	5,000
06-05-18	06/15/23	2.970	5,013	5,000

45

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

5. Funding Arrangements and Debt (continued)

Issue	Maturity	Interest	Carrying	Face
Date	Date	Rate	Amount	Amount
06-05-18	03/15/23	2.950%	$5,013	$5,000
06/19/18	06/19/23	2.980	5,013	5,000
06/19/18	01/17/23	2.970	3,008	3,000
06/21/18	01/17/23	2.970	7,018	7,000
07-05-18	08/22/22	2.950	10,025	10,000
07-12-18	07-07-23	2.671	4,841	4,830
11-01-18	11-08-21	3.120	5,013	5,000
11-08-18	11/13/23	3.320	5,014	5,000
11-08-18	05/14/24	3.390	5,015	5,000
11-09-18	02-11-19	2.410	20,066	40,000
11/14/18	11/15/23	3.220	10,028	10,000
11/16/18	11-10-23	2.795	6,014	6,000
11/19/18	11/26/21	3.090	5,013	5,000
11/19/18	11/27/23	3.150	5,014	5,000
12-10-18	12-01-23	3.000	2,004	2,000
Total			$372,976	$411,662

The table below indicates the amount of FHLB stock purchased, collateral pledged, and assets and liabilities related to the agreement with FHLB as of December 31, 2019 and 2018. Stock purchased is classified as Activity Stock for FHLB purposes. Maximum borrowing capacity is calculated as 25% of total net admitted assets excluding separate accounts as of December 31, 2019.

	December 31
	2019	2018

FHLB stock purchased/owned as part of the agreement	$14,726	$8,042
Collateral pledged to the FHLB – carrying value	667,140	561,504
Collateral pledged to the FHLB – fair value	681,547	557,349
Maximum borrowing capacity	4,109,610	3,952,474

At December 31, 2019, the Society had no outstanding commitments for additional FHLB advances to be made in 2020.

46

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

6. Annuity Reserves and Deposit Fund Liabilities

The Society’s annuity reserves and other certificate holder funds that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$215,702	$–	$219,873	$435,575	4%
Total with adjustment or at market value	215,702	–	219,873	435,575	4

Subject to discretionary withdrawal (without adjustment) at book value with minimal or no change or adjustment	8,396,883	–	651,525	9,048,408	86
Not subject to discretionary withdrawal	1,038,429	–	115	1,038,544	10
Total annuity reserves and deposit fund liabilities – before reinsurance	9,651,014	–	871,513	10,522,527	100%

Less reinsurance ceded	–	–	–	–
Net annuity reserves and deposit fund liabilities	$9,651,014	$–	$871,513	$10,522,527

47

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

6. Annuity Reserves and Deposit Fund Liabilities (continued)

	December 31, 2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$311,060	$–	$257,035	$568,095	5%
Total with adjustment or at market value	311,060	–	257,035	568,095	5

Subject to discretionary withdrawal (without adjustment) at book value with minimal or no change or adjustment	8,370,140	–	384,973	8,755,113	86
Not subject to discretionary withdrawal	895,393	–	99	895,492	9
Total annuity reserves and deposit fund liabilities – before reinsurance	9,576,593	–	642,107	10,218,700	100%

Less reinsurance ceded	–	–	–	–
Net annuity reserves and deposit fund liabilities	$9,576,593	$–	$642,107	$10,218,700

48

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

6. Annuity Reserves and Deposit Fund Liabilities (continued)

A reconciliation of total annuity actuarial reserves and deposit fund liabilities is as follows:

	December 31
	2019	2018
Life and Accident and Health Annual Statement:
Annuity reserves, total net	$9,260,188	$9,183,511
Supplementary contracts with life contingencies, total net	47,915	50,587
Deposit-type contracts, total net	342,911	342,495
	9,651,014	9,576,593
Separate Accounts Annual Statement:
Annuity reserves, total net	871,513	642,107
Total annuity actuarial reserves and deposit fund liabilities	$10,522,527	$10,218,700

49

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

6. Annuity Reserves and Deposit Fund Liabilities (continued)

Life actuarial reserves in the General Account as of December 31, 2019 are as follows:

	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term policies	$-	$7,147	$62,703
Universal life	1,164,366	1,136,208	1,165,708
Universal life with
secondary guarantees	78,459	50,841	271,528
Other permanent cash values
life insurance	502,860	1,485,065	1,591,313

Not subject to discretionary withdrawal
or no cash values:
Term policies without cash value			191,113
Accidental death benefits			4,792
Disability – active lives			21,768
Disability – disabled lives			50,656
Miscellaneous reserves			51,000

Total – gross	1,745,685	2,679,261	34,10,581
Reinsurance ceded	-	-	153,139

Total – net	$1,745,685	$2,679,261	$3,257,442

Reconciliation of total life insurance reserves as of December 31, 2019 is as follows:

Life Annual Statement
Exhibit 5, life insurance section	$3,129,226
Exhibit 5, accidental death benefits section	4,792
Exhibit 5, disability – active lives section	21,768
Exhibit 5, disability – disabled lives section	50,656
Exhibit 5, miscellaneous reserves section	51,000

Total	$3,257,442

50

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

7. Separate Accounts

Information regarding the nonguaranteed separate accounts of the Society as of, and for the years ended December 31, are as follows:

	Year Ended December 31
	2019	2018	2017
Premiums, deposits, and other considerations	$111,197	$142,925	$102,095

Reserves:
For accounts with assets at:
Market value	$871,513	$642,107
Total	$871,513	$642,107

	December 31
	2019	2018
Reserves for nonguaranteed separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
At market value	$871,398	$642,008
Not subject to discretionary withdrawal	115	99
Total separate account reserves	$871,513	$642,107

51

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

7. Separate Accounts (continued)

A reconciliation of the amounts transferred to and from the separate accounts is as follows:

	Year Ended December 31
	2019	2018	2017
Transfers as reported in the summary of operations of the separate account statement:
Transfers to separate accounts	$111,197	$142,926	$102,095
Transfers from separate accounts	55,327	30,064	14,443
Net transfers to separate accounts	55,870	112,862	87,652

Reconciling adjustments:
Charges for investment management, etc.	(169)	(84)	(160)
Transfers as reported in the statements of operations herein	$55,701	$112,778	$87,492

Some separate account liabilities are guaranteed by the general account. As of December 31, 2019 and 2018, the general account of the Society had a maximum guarantee for separate account liabilities of $525 and $401, respectively. To compensate the general account for the risk taken, the separate account paid risk charges of $8,027, $6,957, and $5,207 to the general account in 2019, 2018, and 2017 respectively. As of December 31, 2019, 2018, and 2017, the general account of the Society had paid $451, $581, and $491 respectively, toward separate account guarantees.

8. Surplus

The Society is required to maintain minimum surplus levels established by the Illinois Department of Insurance. The Society is also subject to risk-based capital (RBC) requirements promulgated by the NAIC and adopted by the Illinois Department of Insurance. The RBC standards establish uniform minimum capital requirements for insurance companies. The RBC formula applies various weighting factors to financial balances or various levels of activities based on the perceived degree of risk. As of December 31, 2019, the Society’s surplus exceeded the minimum levels required by the Illinois Department of Insurance and RBC standards.

52

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

9. Employee Benefit Plans

The Society has noncontributory defined-benefit pension plans providing benefits for substantially all employees and full-time fieldworkers who have completed one year of continuous service. The benefits are generally based on years of service and the employee’s compensation during employment. The Society’s funding method is the level dollar entry age normal method. The employees’ retirement plan (the Plan) includes a medical benefit component in addition to the normal retirement benefits to fund a portion of the postretirement obligations for retirees and their beneficiaries in accordance with Section 401(h) of the Internal Revenue Code (IRC). A separate account has been established and maintained in the Plan for net assets related to the medical benefit component (401(h) account). In accordance with IRC Section 401(h), the Plan’s investments in the 401(h) account may not be used for, or directed to, any purpose other than providing health benefits for retirees and their beneficiaries. The related obligations for health benefits are not included in this Plan’s obligations. Pension expense for 2019, 2018, and 2017 was $12,384, $18,781 and $19,979, respectively, including $4,092, $9,161 and $7,866, respectively, related to the medical benefit plans.

53

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

9. Employee Benefit Plans (continued)

A summary of assets, obligations, and assumptions of the pension and other postretirement benefit plans are as follows, with the Society using a December 31 measurement date:

	Pension Benefits		Other Postretirement Benefits
	December 31		December 31
	2019	2018	2019	2018
Change in benefit obligation
Benefit obligation at beginning of year	$595,469	$627,556	$83,287	$126,374
Service cost	14,361	17,693	2,780	4,447
Interest cost	26,786	24,283	3,971	5,374
Actuarial loss (gain)	104,889	(54,446)	20,022	(50,011)
Benefits paid	(23,826)	(19,617)	(2,041)	(2,897)
Benefit obligation at end of year	$717,679	$595,469	$108,019	$83,287
Change in plan assets
Fair value of plan assets at beginning of year	$490,028	$505,135	$86,811	$88,596
Actual return on plan assets	110,093	(10,787)	23,447	(3,593)
Employer contributions	17,596	15,298	2,810	4,705
Benefits paid	(23,826)	(19,618)	(2,041)	(2,897)
Fair value of plan assets at end of year	$593,891	$490,028	$111,027	$86,811

54

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

9. Employee Benefit Plans (continued)

		Pension Benefits Other Postretirement Benefits
	Dec-31		Dec-31
	2019	2018	2019	2018
Funded status
Overfunded – nonadmitted
assets:
Prepaid benefit costs	$54,366	$50,258	$6,219	$7,710
Over/(under) funded plan assets	(54,366)	(50,258)	4,042	(1,499)
Total nonadmitted assets	-	-	10,261	9,209
Underfunded – liabilities:
Accrued benefit costs	$58,611	$58,018	$3,397	$2,926
Liability for pension benefits	65,177	47,423	3,856	2,757
Total Liabilities	123,788	105,441	7,253	5,683
Total liabilities recognized	$123,788	$105,441	$7,253	$5,435
Total liabilities unrecognized	$-	$-	$-	$248

Accumulated benefit obligation for vested employees and partially vested employees to the extent vested	$638,345	$534,982	$108,019	$83,287

Weighted-average assumptions used to determine projected benefit obligation as of December 31
Weighted-average discount rate	3.50%	4.55%	3.55%	4.60%
Rate of compensation increase	5.00%	5.00%	N/A	N/A

55

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

9. Employee Benefit Plans (continued)

	Pension Benefits			Other Postretirement Benefits
	2019	2018	2017	2019	2018	2017
Weighted-average assumptions used to determine net periodic benefit cost as of December 31
Weighted-average discount rate	4.55%	3.85%	4.50%	4.60%	3.90%	4.70%
Expected long-term rate of return on plan assets	6.75	6.75	6.75	6.75	6.75	6.75
Rate of compensation increase	5.00	5.00	5.00	N/A	N/A	N/A

Components of net periodic benefit cost
Service cost	$14,361	$17,693	$15,738	$2,780	$4,447	$3,298
Interest cost	26,786	24,283	24,777	3,971	5,374	4,931
Expected return on plan assets	(32,585)	(33,811)	(29,425)	(5,837)	(5,961)	(4,790)
Amortization of prior service cost	1,536	1,536	1,536	4,033	4,033	4,033
Net actuarial gain/loss	3,983	6,198	4,962	(174)	2,022	1,037
Net periodic benefit cost	$14,081	$15,899	$17,588	$4,773	$9,915	$8,509

56

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

9. Employee Benefit Plans (continued)

	Pension Benefits		Other Postretirement Benefits
	December 31		December 31
	2019	2018	2019	2018
Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost
Items not yet recognized as a component of net periodic cost-prior year	$97,681	$115,263	$1,261	$47,773
Net prior service cost or credit recognized	(1,536)	(1,536)	(4,033)	(4,033)
Net gain and loss arising during the period	27,381	(9,848)	2,412	(40,457)
Net gain and loss recognized	(3,983)	(6,198)	174	(2,022)
Items not yet recognized as a component of net periodic cost- current year	$119,543	$97,681	$(186)	$1,261
Amounts in unassigned funds (surplus) expected to be recognized in the next fiscal year as components of net periodic benefit cost
Net prior service cost or credit	$1,536	$1,536	$4,033	$4,033
Net recognized gains and losses	5,269	3,295	(109)	(484)
Amounts in unassigned funds (surplus) that have not been recognized as components of net periodic benefit cost
Net prior service cost or credit	$3,791	$5,327	$12,099	$16,132
Net recognized gains and losses	115,752	92,354	(12,285)	(14,873)

57

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

9. Employee Benefit Plans (continued)

The pension benefits disclosure combines the employees’ retirement plan and supplemental executive retirement plan values. At December 31, 2019, the projected benefit obligation of $639,998 exceeded the fair value of plan assets for the employees’ retirement plan of $593,891. For the supplemental executive retirement plan, the projected benefit obligation of $77,681 exceeded the fair value of plan assets of $0 at December 31, 2019.

The other postretirement benefits disclosure combines the medical benefit plan and postretirement life insurance plan values. At December 31, 2019, the fair value of plan assets for the medical benefit plan of $111,027 exceed the projected benefit obligation of $100,766. For the postretirement life insurance plan, the projected benefit obligation of $7,253 exceeded the fair value of plan assets of $0 at December 31, 2019.

The accumulated benefit obligation for all defined-benefit plans was $638,345 and $534,982 at December 31, 2019 and 2018, respectively. The defined-benefit plans include the employees’ retirement plan and the supplemental executive retirement plan. At December 31, 2019, the fair value of plan assets of $593,891 exceeded the accumulated benefit obligation of the employees’ retirement plan of $567,411. For the supplemental executive retirement plan, the accumulated benefit obligation of $70,934 exceeded the fair value of plan assets of $0 at December 31, 2019.

For measurement purposes, a 5.0% annual rate of increase in the per capita cost of covered healthcare benefits was assumed for 2019. The rate was assumed to decrease gradually to 4.5% for 2026 and remain at that level thereafter.

A one percentage point change in assumed healthcare cost trend rates would have the following effects:

	One Percentage Point Increase	One Percentage Point Decrease

Effect on total of service and interest cost components	$1,888	$(1,368)
Effect on accumulated postretirement benefit obligation	20,614	(15,705)

58

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

9. Employee Benefit Plans (continued)

The following table discloses the transition liability recognized during 2019 and 2018 due to the adoption of SSAP No 92 Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 (SSAP 92) and also the amount of unrecognized transition liability:

	Other Postretirement Benefits
	December 31
	2019	2018
Unrecognized transition liability – beginning of year	$248	$900
Minimum transition liability recognized	248	368
Net actuarial gain (loss)	(1,370)	284
Unrecognized transition liability – end of year	$-	$248

Pension Plan Assets

Pension plan weighted-average asset allocations at December 31, 2019 and 2018, by asset category, are as follows:

	Retirement Plan
	Assets at December 31
	2019	2018
Asset category
Equity	51.4%	47.4%
Fixed income (Non-LDI)	17.9	25.8
Fixed income (LDI)	21.4	18.0
Alternative investments	8.8	7.5
Cash	0.5	1.3
	100%	100%

59

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

9. Employee Benefit Plans (continued)

	401(h) Plan Assets
	at December 31
	2019	2018
Asset category
Equity	99%	100%
Short-term Investments	1%	0%

The Society’s long-range asset allocation model for the defined benefit retirement plan is 45% equities, 24% fixed income, 20% liability driven investments (LDI), 10% alternative investments, and 1% short-term investments as of December 31, 2019. The objective of the Plan is to meet commitments to employees at a reasonable cost to the Society. This is primarily accomplished through the growth of capital and safety of funds invested. The Plan will therefore be actively invested to achieve real growth of capital over inflation through appreciation of securities held and through the accumulation and reinvestment of dividend and interest income.

Asset allocations and investment performance are formally reviewed annually by the Board of Directors. The Retirement Plan Portfolio Manager continually monitors the portfolio and makes recommendations regarding asset allocation and portfolio rebalancing.

At December 31, 2019, the Society utilized an expected long-term return of 6.75% on pension fund assets. The estimated rate of return is reviewed annually and is based on many factors including the expected forecast for inflation, risk premiums for each asset class, as well as current and future financial market conditions. Forecasting of asset and liability growth is performed annually.

The expected benefit payments to be paid in the next 10 years ending December 31 are outlined below:

Years ending December 31:
2020	$20,976
2021	22,512
2022	23,956
2023	25,514
2024	26,937
2025–2029	153,147

60

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

9. Employee Benefit Plans (continued)

The valuation techniques used to measure fair value of plan assets at December 31, 2019 and 2018 maximized the use of observable inputs and minimized the use of unobservable inputs. Refer to Note 4 for methods and assumptions used to estimate the fair value of plan assets. There were no transfers between levels in the limited partnerships and hedge funds during 2019 and 2018. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.

	Assets at Fair Value as of December 31, 2019*
	Level 1	Level 2	Level 3	Total
Bonds:
Government	$–	$2,308	$–	$2,308
States and political subdivisions	–	31,823	–	31,823
Corporate	11,235	23,994	–	35,229
Residential mortgage-backed	–	2,590	–	2,590
Commercial mortgage-backed	–	2,205	–	2,205
Common stock:
Utilities	5,706	–	–	5,706
Banks, trust, and insurance	26,531	–	–	26,531
Industrial	102,077	–	–	102,077
Mutual funds:
Stock – Broad market growth	38,222	–	–	38,222
Stock – Large-cap growth	14,201	–	–	14,201
Stock – Mid-cap blend	7,158	–	–	7,158
Stock – Small-cap blend	14,710	–	–	14,710
Stock – Small-cap value	10,474	–	–	10,474
Common collective trust	–	175,203	–	175,203
Limited partnerships and hedge funds	–	77,857	44,211	122,068
Short-term investments	2,698	–	–	2,698
Assets held in 401(h) account:
Mutual funds:
Stock – Large-cap blend	33,742	–	–	33,742
Stock – Large-cap growth	16,388	–	–	16,388
Stock – Large-cap value	10,972	–	–	10,972
Stock – Small-cap blend	10,836	–	–	10,836
Balanced	37,946	–	–	37,946
Short-term investments	1,360	–	–	1,360
Total	$344,256	$315,980	$44,211	$704,447

* Note that these amounts exclude cash and receivables.

61

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

9. Employee Benefit Plans (continued)

	Assets at Fair Value as of December 31, 2018*
	Level 1	Level 2	Level 3	Total
Bonds:
Government	$–	$3,097	$–	$3,097
States and political subdivisions	–	35,597	–	35,597
Corporate	16,245	27,358	–	43,603
Residential mortgage-backed	–	3,029	–	3,029
Commercial mortgage-backed	–	2,145	–	2,145
Common stock:
Utilities	4,167	–	–	4,167
Banks, trust, and insurance	20,893	–	–	20,893
Industrial	74,300	–	–	74,300
Mutual funds:
Stock – Broad market growth	30,730	–	–	30,730
Stock – Large-cap growth	9,676	–	–	9,676
Stock – Mid-cap blend	5,667	–	–	5,667
Stock – Small-cap blend	11,987	–	–	11,987
Stock – Small-cap value	8,497	–	–	8,497
Common collective trust	–	121,866	–	121,866
Limited partnerships and hedge funds	–	71,809	34,500	106,309
Short-term investments	6,259	–	–	6,259
Assets held in 401(h) account:
Mutual funds:
Stock – Large-cap blend	26,386	–	–	26,386
Stock – Large-cap growth	12,175	–	–	12,175
Stock – Large-cap value	8,495	–	–	8,495
Stock – Small-cap blend	8,507	–	–	8,507
Balanced	32,093	–	–	32,093
Short-term investments	16	–	–	16
Total	$276,093	$264,901	$34,500	$575,494

* Note that these amounts exclude cash and receivables.

62

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

9. Employee Benefit Plans (continued)

The Society expects total contributions to the qualified defined benefit pension plan of approximately $12,500 in 2020.

The Society also has a defined-contribution 401(k) plan covering substantially all employees and full-time fieldworkers who have completed one year of continuous service. Participants may contribute up to 15% of their annual compensation to the plan, and the Society contributes an amount equal to 50% of each participant’s contribution for the first 6% of the participant’s compensation contributed. Total contributions to the plan by the Society, net of forfeitures, for 2019, 2018, and 2017 were $2,291, $2,386, and $2,408, respectively.

The Society sponsors a retiree healthcare benefit plan that provides a prescription drug benefit that is at least actuarially equivalent to Medicare Part D. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the Act) includes features concerning Medicare Part D that affect the measurement of the accumulated postretirement benefit obligation and net periodic postretirement cost for this plan. The Society’s gross benefit payments for 2019 were $1,831, including the prescription drug benefit, and estimated payments for 2020 are $1,923. Effective January 1, 2019, Medicare eligible retirees were moved to a Part D drug plan. As a result, the Society’s subsidy related to the Act was no longer applicable and had no effect on the Society’s net postretirement benefit costs.

The Society pays substantially all administrative and operating expenses of its employee benefit plans.

10. Contingencies

Various lawsuits arise in the ordinary course of the Society’s business. While contingent liabilities arising from litigation and other matters are not generally considered material in relation to the financial position of the Society, the Society remains among named defendants in an adversary proceeding attached to the bankruptcy case involving Lehman Brothers and its subsidiaries relating to credit derivative transactions that were previously held in the Society’s investment portfolio. At this time, the Society is not able to determine the likelihood or magnitude of any loss related to this case.

63

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

11. Subsequent Events

The outbreak of the novel corona virus (“COVID-19”) in many countries continues to adversely impact global commercial activity and has contributed to significant volatility in financial markets. The global impact of the outbreak has been rapidly evolving and many countries have reacted by instituting quarantines and restrictions on travel. Such measures, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in supply chains and economic activity. As COVID-19 continues to spread, the potential impacts, including a global, regional or other economic recession are increasingly difficult to assess. These events, or fear of such an event, present material uncertainty and risk with respect to the Society performance and financial results.

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are available to be issued, April 24, 2020, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in any adjustment of the financial statements themselves (Type II). As of April 24, 2020, the Society has not identified any Type I or Type II subsequent events.

64

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)(1)   Financial Statements

All required financial statements are included in Part B.

All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

(b)  Exhibits

(1)                                 Certified resolution of the board of directors of Modern Woodmen of America (the “Society”) establishing Modern Woodmen of America Variable Annuity Account (the “Account”).(1)

(2)                                 Not Applicable.

(3)                                 Distribution Agreement between the Society and MWA Financial Services, Inc. (“MWAFS”).(1)

(a)         First Amendment to Distribution Agreement.(6)

(b)         Second Amendment to Distribution Agreement.(15)

(c)          Paymaster Agreement between the Society and MWA Financial Services, Inc. (“MWAFS”).(15)

(d)         Expense Sharing Agreement between the Society and MWA Financial Services, Inc. (“MWAFS”).(15)

(4)         (a)         Certificate Form.(2)

(b)         Variable Supplemental Contract.(2)

(c)          Endorsement to Certificate Form.(10)

(d)         Amended Certificate Form.(10)

(5)         (a)         Certificate Application.(2)

(b)         Suitability Supplement.(7)

(6)         (a)         Articles of Incorporation of the Society.(1)

(b)         By-Laws of the Society (included in exhibit 6(a) hereto).(1)

(c)          Revised By-Laws and Articles of Incorporation.(12)

(7)                                 Not Applicable.

(8)         (a)         Participation Agreement relating to American Century Investments.(2)

(1)         Amendment to Participation Agreement.(6)

(2)         Amendment No. 1 to Shareholder Services Agreement.(6)

(3)         Amendment No. 2 to Shareholder Services Agreement.(6)

(4)         Novation Agreement relating to American Century Investment Services, Inc.(6)

(b)         Participation Agreement relating to Dreyfus Funds.(3)

(1)         Supplemental Agreement.(5)

(2)         Amendment to Fund Participation Agreement.(5)

(c)          Participation Agreement relating to EquiTrust Variable Insurance Series Fund.(2)

(1)         Amended Participation Agreement.(5)

(d)         Participation Agreement relating to Fidelity® Variable Insurance Products Funds.(2)

(1)         Amendment to Participation Agreement.(6)

(2)         Amendment to Amended and Restated Participation Agreement.(15)

(e)          Participation Agreement relating to JPMorgan Insurance Trust .(11)

(f)           Administrative Services Agreement and Participation Agreement relating to Summit Pinnacle Series.(2)

(1)         Consent to Assignment of Participation Agreement.(11)

(2)         Fund Participation Agreement relating to Calvert Variable Products, Inc.(14)

(3)         Consent to Assignment of Administrative Services Agreement.(15)

(4)         Administrative Services Agreement relating to Calvert Variable Products, Inc.(15)

(g)          Participation Agreement relating to T. Rowe Price Equity Series Fund, Inc. and T. Rowe Price International Series, Inc.(3)

(1)         Amendment to Participation Agreement.(11)

(2)         Second Amendment to Participation Agreement.(12)

(h)         Participation Agreement relating to Federated Insurance Series Fund.(8)

(1)         Notices Amendment to Fund Participation Agreement.(17)

(i)             Participation Agreement relating to American Funds Insurance Series.(12)

(1)         Business Agreement.(12)

(j)            (1)    T. Rowe Price Shareholder Information Agreement (Rule 22c-2).(5)

(2)         American Century Shareholder Information Agreement (Rule 22c-2).(5)

(3)         Fidelity® Shareholder Information Agreement (Rule 22c-2).(5)

(4)         Summit Shareholder Information Agreement (Rule 22c-2).(5)

(5)         American Funds Shareholder Information Agreement (Rule 22c-2).(12)

(9)                                 Opinion and Consent of Lester L. Bohnert, Esquire.(17)

(10)  (a)         Consent of Eversheds Sutherland (US) LLP.(17)

(b)         Consent of Ernst & Young LLP.(17)

(c)          Consent of Michael S. Andrews, Chief Actuary.(17)

(11)                          Not Applicable.

(12)                          Not Applicable.

(13)                          Schedule for Computation of Performance Data.(2)

(14)  (a)         Powers of Attorney.(7)(10)(13)(14)(16)

(15)                          Master Service Agreement By And Between se2, inc. and Modern Woodmen of America.(9)

(1)         Amendment No. 1 to Master Services Agreement.(11)

(2)         Amendment No. 2 to Master Services Agreement.(14)

(3)         Amendment No. 3 to Master Services Agreement.(13)

(4)         Amendment No. 1 to Statement of Work No. 1.(13)

(5)         Amendment No. 1 to Statement of Work No. 2.(13)

(6)         Amendment No. 2 to Statement of Work No. 2.(14)

(1)	Incorporated herein by reference to the Initial Filing of this Registration Statement (File No. 333-63972) as filed with the Securities and Exchange Commission on June 27, 2001.

(2)	Incorporated herein by reference to Pre-Effective Amendment No. 1 of this Registration Statement (File No. 333-63972) as filed with the Securities and Exchange Commission on January 31, 2002.

(3)	Incorporated herein by reference to Post-Effective Amendment No. 1 of this Registration Statement (File No. 333-63972) as filed with the Securities and Exchange Commission on May 1, 2002.

(4)	Incorporated herein by reference to Post-Effective Amendment No. 6 of this Registration Statement (File No. 333-63972) as filed with the Securities and Exchange Commission on May 1, 2006.

(5)	Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on April 30, 2007.

(6)	Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on April 29, 2010.

(7)	Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on April 29, 2011.

(8)

Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on February 27, 2012.

(9)	Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on April 29, 2013.

(10)

Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on February 27, 2014.

(11)	Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on April 22, 2014.

(12)	Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on April 16, 2015.

(13)	Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on April 18, 2016.

(14)	Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on April 18, 2017.

(15)	Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on April 20, 2018.

(16)	Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on April 22, 2019.

(17)	Filed herein.

Item 25. Directors and Officers of the Society*

Name	Title
W. Kenny Massey	President and Director
Jerald J. Lyphout	National Secretary and Director
Lester L. Bohnert	General Counsel and Director
Brett M. Van	Chief Investment Officer and Treasurer and Director
David B. Emrick	Director
Lori A. Newberg	Director
Joseph A. Sztapka	Director
James E. Temperley	Director
Sam H. Kupresin	Director
Jill Lain Weaver	Chief Fraternal Officer
Jeffrey N. Sowards	Chief Distribution and Marketing Officer
Michael S. Andrews	Chief Actuary
Steven J. Ollenburg	Chief Risk Officer
Daniel G. DePuydt	Chief Human Resources Officer
Darwin D. Larrison, Sr.	Chief Information Security Officer
Todd D. Swanson	Chief Accounting Officer

*    Unless otherwise indicated, the principal business address of each person is 1701 1st Avenue, Rock Island, Illinois 61201.

Item 26. Persons Controlled By Or Under Common Control With The Depositor Or Registrant

The registrant is a segregated asset account of the Society and is therefore owned and controlled by the Society.

MODERN WOODMEN OF AMERICA

Organizational Chart

01/01/20

Item 27. Number of Certificate Holders

As of March 31, 2020 there were 16,427 Qualified Certificate Holders and 2,605 Non-Qualified Certificate Holders of Certificates funded by Modern Woodmen of America Variable Annuity Account.

Item 28. Indemnification

The Society shall indemnify each officer, director or employee, now or hereafter serving the Society, against the reasonable expenses, including attorneys fees, of any and all claims, liabilities, penalties, forfeitures and fines to which he or she may be or become subject by reason of having served in any such capacity, except as to matters as to which such director, officer or employee was guilty of gross negligence or misconduct in the performance of his or her duties. Such indemnification shall also extend to instances where at the request of the Society the individual serves as a director, officer, employee, trustee or agent of another enterprise. The foregoing right of indemnification shall not be deemed exclusive of any other rights to which such director, officer or employee may be entitled.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a)   MWA Financial Services, Inc. is the registrant’s principal underwriter.

(b)   Officers and Managers of MWA Financial Services, Inc.

Name and Principal Business Address*	Positions and Offices
Clint J. Pogemiller	Chairman and President
Jerald J. Lyphout	Secretary and Director
Todd D. Swanson	Treasurer
Amber Bowman	Compliance Manager
Dawn Jensen	Operations Manager
Tyler N. Tschopp	Accounting Manager
Sarah J. Hyde	Marketing Manager

*       The principal business address of all of the persons listed above is 1701 1st Avenue, Rock Island, Illinois 61201.

(c) Give the following information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commission	Compensation
MWA Financial Services, Inc.	$9,437,038	NA	NA	$346,136*

*       Includes Variable Product Distribution Fees and reimbursements for certain MWAFS expenses.

Item 30. Location of Books and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Society at 1701 1st Avenue, Rock Island, Illinois 61201.

Item 31. Management Services

Not applicable.

Item 32. Undertakings and Representations

(a)  The Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Certificates offered herein are being accepted.

(b)  The Registrant undertakes that it will include as part of any application to purchase a Certificate offered by the prospectus, either: (i) as part of any application to purchase a Certificate offered by the prospectus, a space that an applicant can check to request a statement of additional information; or (ii) a post card or similar written communication, affixed to or included in the prospectus that the applicant can remove and send to the Society for a statement of additional information.

(c)  The Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Society at the address or phone number listed in the prospectus.

(d)  The Society represents that in connection with its offering of the Certificates as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e)  Modern Woodmen of America (the “Society”) represents that the aggregate charges under the Certificates are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Society.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Modern Woodmen of America Variable Annuity Account certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Rock Island, State of Illinois, on the 24th day of April, 2020.

MODERN WOODMEN OF AMERICA

By:	/s/ W. KENNY MASSEY

W. Kenny Massey

President

MODERN WOODMEN OF AMERICA VARIABLE ANNUITY ACCOUNT

By:	/s/ W. KENNY MASSEY

W. Kenny Massey

President

Modern Woodmen of America

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.

Signature	Title	Date

/s/ W. KENNY MASSEY	President and Director [Principal Executive Officer]	April 24, 2020
W. Kenny Massey

/s/ JERALD J. LYPHOUT	National Secretary and Director [Principal Financial Officer and Principal Accounting Officer]	April 24, 2020
Jerald J. Lyphout

/s/ LESTER L. BOHNERT	General Counsel and Director	April 24, 2020
Lester L. Bohnert

/s/ BRETT M. VAN	Chief Investment Officer and Treasurer and Director	April 24, 2020
Brett M. Van

*	Director	April 24, 2020
David B. Emrick

*	Director	April 24, 2020
Lori A. Newberg

*	Director	April 24, 2020
Joseph A. Sztapka

*	Director	April 24, 2020
James E. Temperley

*	Director	April 24, 2020
Sam H. Kupresin

*By:	/s/ LESTER L. BOHNERT

Attorney in Fact

Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Description

(8)(h)(1)	Notices Amendment to Fund Participation Agreement.

(9)	Opinion and Consent of Lester L. Bohnert, Esquire.

(10)(a)	Consent of Eversheds Sutherland (US) LLP.

(10)(b)	Consent of Ernst & Young LLP.

(10)(c)	Consent of Michael S. Andrews, Chief Actuary.